                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                (AMENDMENT NO. )


FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:

[ ] Preliminary Proxy Statement



[X] Definitive Proxy Statement

[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                             LIBERTY FUNDS TRUST I

                             LIBERTY FUNDS TRUST II

                            LIBERTY FUNDS TRUST III

                             LIBERTY FUNDS TRUST IV

                             LIBERTY FUNDS TRUST V

                             LIBERTY FUNDS TRUST VI

                            LIBERTY FUNDS TRUST VII


                      LIBERTY FLOATING RATE ADVANTAGE FUND



                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:
--------------------------------------------------------------------------------

                              LIBERTY MUTUAL FUNDS


August 6, 2001

Dear Shareholder:

The Funds listed in the Notice of Special Meeting of Shareholders will hold a special meeting on September 26, 2001, at 2:00 p.m., to vote on the proposals listed in the proxy statement.


Liberty Financial Companies, Inc. ("Liberty Financial"), the parent company of the Funds' investment advisors and their affiliated sub-advisors, has entered into an agreement to sell its asset management business, including the Funds' investment advisors and their affiliated sub-advisors, to Fleet National Bank ("Fleet"), an indirect wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. The sale will cause the Funds' current advisory agreements to terminate. In order for the management of each Fund to continue uninterrupted after the sale, we are asking you to approve new advisory agreements, including any sub-advisory and portfolio management agreements, for the Funds. The proposed new advisory agreements are substantially identical to the Funds' current advisory agreements, except as described in the attached proxy statement. NO CHANGES IN ADVISORY, SUB-ADVISORY OR PORTFOLIO MANAGEMENT FEE RATES OR SERVICES ARE BEING PROPOSED.


Your vote is very important. The Boards of Trustees of the Funds listed in the Notice of Special Meeting have approved the new agreements and recommend that you vote in favor of the agreements. Please complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid return envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.


If you prefer, you may vote by phone or Internet. Please see the enclosed insert for detailed instructions on how to vote by phone or Internet. It is important that you vote promptly. If you have any questions about voting, please call 888-832-5694.


                                     Sincerely,


                                     /s/ Stephen E. Gibson
                                     -------------------------
                                     STEPHEN E. GIBSON
                                     President

G-60/583G-0601

                                 IMPORTANT NEWS
                             FOR FUND SHAREHOLDERS


       WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY
        STATEMENT, HERE IS A BRIEF OVERVIEW OF MATTERS TO BE VOTED UPON.


                             QUESTIONS AND ANSWERS

Q.  What am I being asked to vote "For" in this proxy?

A.  You are being asked to vote for proposals to:


    1. Approve a new investment advisory agreement for your Fund with your Fund's current investment advisor, on substantially identical terms as the current investment advisory agreement. NO CHANGE IN ADVISORY FEE RATES OR SERVICES IS BEING PROPOSED.



    2. Approve a new sub-advisory agreement for your Fund, if applicable, with your current sub-advisor, on substantially identical terms as the current sub-advisory agreement. NO CHANGE IN SUB-ADVISORY FEE RATES OR SERVICES IS BEING PROPOSED.



    3. Approve a new portfolio management agreement for your Fund, if applicable, with your current portfolio manager, on substantially identical terms as the current portfolio management agreement. NO CHANGE IN PORTFOLIO MANAGEMENT FEE RATES OR SERVICES IS BEING PROPOSED.


Q.  Why am I being asked to vote on new agreements?


A. Liberty Financial Companies, Inc. ("Liberty Financial"), the parent company of the investment advisors and affiliated sub-advisors to the Funds listed in the Notice of Special Meeting of Shareholders, has entered into an agreement to sell its asset management business, including the Funds' investment advisors and their affiliated sub-advisors, to Fleet National Bank ("Fleet"), an indirect wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. The sale will result in the termination of the current investment advisory agreements and any sub-advisory agreements and portfolio management agreements for the Funds. The sale will not be completed unless a number of conditions are met. One of the conditions of the sale is that shareholders of a percentage of the Funds and other accounts managed by Liberty Financial affiliates must approve the proposed new agreements. Your Fund's Board of Trustees has approved, and recommends that you approve, new agreements applicable to your Fund.

Q. What prompted the sale of Liberty Financial's asset management business to Fleet?

A. On November 1, 2000, Liberty Financial announced that it had retained CS First Boston to help explore strategic alternatives, including the possible sale of Liberty Financial. Liberty Financial ultimately determined to sell its asset management business to Fleet.

Q. How will the sale of Liberty Financial's asset management business potentially benefit me?

A. The Funds' Board of Trustees believes that there may be benefits of scale from combining the asset management businesses of Fleet and Liberty Financial, including the ability to attract and retain key personnel, greater access to resources for investment professionals of the advisors, enhanced technology and customer service, and the expected availability of additional investment options for shareholders of the Funds.

Q.  How do the proposed new agreements differ from the current agreements?


A. The proposed agreements are substantially identical to the current agreements. They differ only in their beginning dates and terms and certain other minor provisions. A comparison of the proposed new agreements is included in the proxy statement under the heading "New Advisory, Sub-Advisory and Portfolio Management Agreements."


Q.  Will this change the advisory fees on my fund?

A.  No. Advisory fees will remain the same.

Q.  Will there be any advisor changes?

A. No. The advisors that currently manage the Funds are expected to continue to manage the Funds after the sale of Liberty Financial's asset management business, using the same investment strategies and objectives currently in place.

Q.  How does the Board of Trustees recommend that I vote on these proposals?

A. The Board of Trustees recommends that you vote "FOR" each of the proposals. The Board believes that each of these proposals is in the best interests of your Fund and its shareholders.

Q.  How can I vote my proxy?

A.  For your convenience, there are several ways you can vote:

    -  By Mail: vote, sign and return the enclosed proxy card


    - In person: September 26, 2001, at 2:00 p.m. at One Financial Center,
                 Boston, Massachusetts



    -  By Telephone or Internet.



    IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

                              LIBERTY MUTUAL FUNDS
                              ONE FINANCIAL CENTER
                                BOSTON, MA 02111

LIBERTY FUNDS TRUST I

Liberty High Yield Securities Fund
Liberty Income Fund
Liberty Strategic Income Fund
Liberty Tax-Managed Growth Fund
Liberty Tax-Managed Growth Fund II
Liberty Tax-Managed Value Fund
Liberty Tax-Managed Aggressive Growth Fund

LIBERTY FUNDS TRUST II

Liberty Newport Japan Opportunities Fund
Liberty Intermediate Government Fund
Liberty Newport Greater China Fund
Liberty Money Market Fund

LIBERTY FUNDS TRUST III

Liberty Select Value Fund
Liberty Newport International Equity Fund
The Liberty Fund
Liberty Newport Global Equity Fund
Liberty Federal Securities Fund
Liberty Contrarian Small-Cap Fund
Liberty Contrarian Equity Fund
Liberty Contrarian Income Fund
Liberty Contrarian Fund

LIBERTY FUNDS TRUST IV

Liberty High Yield Municipal Fund
Liberty Tax-Exempt Fund
Liberty Tax-Exempt Insured Fund
Liberty Utilities Fund
Liberty Municipal Money Market Fund

LIBERTY FUNDS TRUST V

Liberty California Tax-Exempt Fund
Liberty Connecticut Tax-Exempt Fund
Liberty Massachusetts Tax-Exempt Fund
Liberty New York Tax-Exempt Fund
Liberty Ohio Tax-Exempt Fund
Liberty Global Young Investor Fund

LIBERTY FUNDS TRUST VI

Liberty Small-Cap Value Fund
Liberty Growth & Income Fund
Liberty Newport Asia Pacific Fund

LIBERTY FUNDS TRUST VII

Liberty Newport Tiger Fund
Liberty Newport Europe Fund

LIBERTY FLOATING RATE ADVANTAGE FUND

                                 (the "Funds")

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 26, 2001


A Special Meeting of the Shareholders of each Fund will be held on September 26, 2001 at 2:00 p.m. at One Financial Center, Boston, Massachusetts for these purposes:



1. To approve a new Investment Advisory Agreement for each Fund except the Liberty Money Market Fund and the Liberty Municipal Money Market Fund;


2. To approve a new Sub-Advisory Agreement for the Liberty Tax-Managed Growth Fund, the Liberty Tax-Managed Growth Fund II, The Liberty Fund and the Liberty Global Young Investor Fund;

3. To approve a new Portfolio Management Agreement for the Liberty Money Market Fund and the Liberty Municipal Money Market Fund; and

4. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

Shareholders of record at the close of business on July 16, 2001 are entitled to notice of and to vote at the meeting and any adjourned session.


By order of the Boards of Trustees,


William J. Ballou
Secretary of each Fund
August 6, 2001


PLEASE RESPOND. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY PHONE, BY MAIL, BY INTERNET OR IN PERSON.

                                PROXY STATEMENT


                              LIBERTY MUTUAL FUNDS

                              ONE FINANCIAL CENTER

                          BOSTON, MASSACHUSETTS 02111


LIBERTY FUNDS TRUST I

Liberty High Yield Securities Fund
Liberty Income Fund
Liberty Strategic Income Fund
Liberty Tax-Managed Growth Fund
Liberty Tax-Managed Growth Fund II
Liberty Tax-Managed Value Fund
Liberty Tax-Managed Aggressive Growth Fund

LIBERTY FUNDS TRUST II

Liberty Newport Japan Opportunities Fund
Liberty Intermediate Government Fund
Liberty Newport Greater China Fund
Liberty Money Market Fund

LIBERTY FUNDS TRUST III

Liberty Select Value Fund
Liberty Newport International Equity Fund
The Liberty Fund
Liberty Newport Global Equity Fund
Liberty Federal Securities Fund
Liberty Contrarian Small-Cap Fund
Liberty Contrarian Equity Fund
Liberty Contrarian Income Fund
Liberty Contrarian Fund

LIBERTY FUNDS TRUST IV

Liberty High Yield Municipal Fund
Liberty Tax-Exempt Fund
Liberty Tax-Exempt Insured Fund
Liberty Utilities Fund
Liberty Municipal Money Market Fund

LIBERTY FUNDS TRUST V

Liberty California Tax-Exempt Fund
Liberty Connecticut Tax-Exempt Fund
Liberty Massachusetts Tax-Exempt Fund
Liberty New York Tax-Exempt Fund
Liberty Ohio Tax-Exempt Fund
Liberty Global Young Investor Fund

LIBERTY FUNDS TRUST VI

Liberty Small-Cap Value Fund
Liberty Growth & Income Fund
Liberty Newport Asia Pacific Fund

LIBERTY FUNDS TRUST VII

Liberty Newport Tiger Fund
Liberty Newport Europe Fund

LIBERTY FLOATING RATE ADVANTAGE FUND

                                 (the "Funds")

The Trustees of each Trust (the "Trustees") are soliciting proxies from the shareholders of each of the Funds in connection with a Special Meeting of Shareholders of each Fund (the "Meeting"). The Meeting has been called to be held on September 26, 2001 at 2:00 p.m. at One Financial Center, Boston, Massachusetts. The meeting notice, this Proxy Statement and proxy cards are being sent to shareholders beginning on or about August 6, 2001.

The only items of business that the Trustees expect will come before the Meeting are:


    (1) approval of a new Investment Advisory Agreement (each a "New Advisory Agreement") for each Fund except the Liberty Money Market Fund and the Liberty Municipal Money Market Fund with, as applicable, Newport Fund Management, Inc. ("Newport"), Colonial Management Associates, Inc. ("Colonial"), Stein Roe & Farnham Incorporated ("Stein Roe") or Crabbe Huson Group, Inc. ("Crabbe Huson") (collectively, the "Advisors");


    (2) approval of a new Sub-Advisory Agreement (each a "New Sub-Advisory Agreement") for the Liberty Tax-Managed Growth Fund, the Liberty Tax-Managed Growth Fund II, The Liberty Fund and the Liberty Global Young Investor Fund (collectively, the "Sub-Advised Funds") with, as applicable, Liberty Wanger Asset Management, L.P. ("Liberty WAM"), Nordea Securities, Inc. ("Nordea") or Stein Roe Investment Counsel LLC ("SRIC") (collectively, the "Sub-Advisors"); and


    (3) approval of a new Portfolio Management Agreement (each a "New Portfolio Management Agreement") for each of the Liberty Money Market Fund and the Liberty Municipal Money Market Fund (the "Feeder Funds") between the master fund in which it invests (each a "Master Fund") and Stein Roe. For more information on the Feeder Funds' "master fund/feeder fund" structure, see page 11.

                    SUMMARY OF PROPOSALS AND FUNDS AFFECTED*


-------------------------------------------------------------------------
                       1. PROPOSAL TO    2. PROPOSAL TO    3. PROPOSAL TO
                       APPROVE A NEW     APPROVE A NEW     APPROVE A NEW
                         INVESTMENT        INVESTMENT        PORTFOLIO
                          ADVISORY        SUB-ADVISORY       MANAGEMENT
NAME OF FUND             AGREEMENT         AGREEMENT         AGREEMENT
-------------------------------------------------------------------------
 Liberty High Yield
   Securities Fund           X
-------------------------------------------------------------------------
 Liberty Income Fund         X
-------------------------------------------------------------------------
 Liberty Strategic
   Income Fund               X
-------------------------------------------------------------------------
 Liberty Tax-Managed
   Growth Fund               X                 X
-------------------------------------------------------------------------
 Liberty Tax-Managed
   Growth Fund II            X                 X
-------------------------------------------------------------------------
 Liberty Tax-Managed
   Value Fund                X
-------------------------------------------------------------------------
 Liberty Tax-Managed
   Aggressive Growth
   Fund                      X
-------------------------------------------------------------------------
 Liberty Newport
   Japan
   Opportunities Fund        X
-------------------------------------------------------------------------
 Liberty Intermediate
   Government Fund           X
-------------------------------------------------------------------------
 Liberty Newport
   Greater China Fund        X
-------------------------------------------------------------------------
 Liberty Money Market
   Fund                                                          X
-------------------------------------------------------------------------
 Liberty Select Value
   Fund                      X
-------------------------------------------------------------------------
 Liberty Newport
   International
   Equity Fund               X
-------------------------------------------------------------------------
 The Liberty Fund            X                 X
-------------------------------------------------------------------------
 Liberty Newport
   Global Equity Fund        X
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                       1. PROPOSAL TO    2. PROPOSAL TO    3. PROPOSAL TO
                       APPROVE A NEW     APPROVE A NEW     APPROVE A NEW
                         INVESTMENT        INVESTMENT        PORTFOLIO
                          ADVISORY        SUB-ADVISORY       MANAGEMENT
NAME OF FUND             AGREEMENT         AGREEMENT         AGREEMENT
-------------------------------------------------------------------------
 Liberty Federal
   Securities Fund           X
-------------------------------------------------------------------------
 Liberty Contrarian
   Small-Cap Fund            X
-------------------------------------------------------------------------
 Liberty Contrarian
   Equity Fund               X
-------------------------------------------------------------------------
 Liberty Contrarian
   Income Fund               X
-------------------------------------------------------------------------
 Liberty Contrarian
   Fund                      X
-------------------------------------------------------------------------
 Liberty High Yield
   Municipal Fund            X
-------------------------------------------------------------------------
 Liberty Tax-Exempt
   Fund                      X
-------------------------------------------------------------------------
 Liberty Tax-Exempt
   Insured Fund              X
-------------------------------------------------------------------------
 Liberty Utilities
   Fund                      X
-------------------------------------------------------------------------
 Liberty Municipal
   Money Market Fund                                             X
-------------------------------------------------------------------------
 Liberty California
   Tax-Exempt Fund           X
-------------------------------------------------------------------------
 Liberty Connecticut
   Tax-Exempt Fund           X
-------------------------------------------------------------------------
 Liberty
   Massachusetts
   Tax-Exempt Fund           X
-------------------------------------------------------------------------
 Liberty New York
   Tax-Exempt Fund           X
-------------------------------------------------------------------------
 Liberty Ohio Tax-
   Exempt Fund               X
-------------------------------------------------------------------------
 Liberty Global Young
   Investor Fund             X                 X
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                       1. PROPOSAL TO    2. PROPOSAL TO    3. PROPOSAL TO
                       APPROVE A NEW     APPROVE A NEW     APPROVE A NEW
                         INVESTMENT        INVESTMENT        PORTFOLIO
                          ADVISORY        SUB-ADVISORY       MANAGEMENT
NAME OF FUND             AGREEMENT         AGREEMENT         AGREEMENT
-------------------------------------------------------------------------
 Liberty Small-Cap
   Value Fund                X
-------------------------------------------------------------------------
 Liberty Growth &
   Income Fund               X
-------------------------------------------------------------------------
 Liberty Newport Asia
   Pacific Fund              X
-------------------------------------------------------------------------
 Liberty Newport
   Tiger Fund                X
-------------------------------------------------------------------------
 Liberty Newport
   Europe Fund               X
-------------------------------------------------------------------------
 Liberty Floating
   Rate Advantage
   Fund                      X
-------------------------------------------------------------------------


* An "X" denotes that the Fund is affected by the proposal and that the Fund's shareholders are being solicited with respect to that proposal.

                              PROPOSALS 1, 2 AND 3

NEW ADVISORY, SUB-ADVISORY AND PORTFOLIO MANAGEMENT AGREEMENTS


As explained below, the proposed New Advisory Agreement for each Fund, the proposed New Sub-Advisory Agreement for each of the Sub-Advised Funds and the proposed New Portfolio Management Agreement for each Feeder Fund on behalf of its Master Fund (the New Advisory Agreements, the New Sub-Advisory Agreements and the New Portfolio Management Agreements, as applicable for a Fund, are referred to herein collectively as the "New Agreements") are substantially identical (except for their terms and dates and certain other non-material changes) to the Investment Advisory Agreement, Sub-Advisory Agreement and Portfolio Management Agreement currently in effect for that Fund (the "Current Advisory Agreement," "Current Sub-Advisory Agreement" and "Current Portfolio Management Agreement," respectively, and collectively, the "Current Agreements").

The reason the Trustees are proposing a New Advisory Agreement for each Fund, a New Sub-Advisory Agreement for each of the Sub-Advised Funds and a New Portfolio Management Agreement for each Feeder Fund on behalf of its Master Fund is that the Current Advisory Agreements, the Current Sub-Advisory Agreements and the Current Portfolio Management Agreements will terminate when the Advisors' parent company, Liberty Financial Companies, Inc. ("LFC"), sells each of the Advisors and its other subsidiaries that operate its asset management business (the "Asset Management Segment") to Fleet National Bank, a national banking association ("Fleet"). As a result of this acquisition, the Advisors will become direct or indirect, wholly owned subsidiaries of Fleet. The Investment Company Act of 1940, as amended (the "Investment Company Act"), provides generally that the advisory agreement of an investment company, as well as any sub-advisory agreement, such as any of the Current Sub-Advisory Agreements, must provide for automatic termination if assigned, such as when the investment advisor or its parent company undergoes a significant change of ownership.



In addition, LFC has agreed to sell, in a separate transaction, all of the issued and outstanding capital stock of the subsidiaries constituting the annuity segment of LFC's business to Sun Life Assurance Company of Canada, a Canadian corporation (the "Annuity Sale"). The sale to Fleet of the Asset Management Segment and the Annuity Sale are not conditioned on each other. LFC has entered into a Merger Agreement with Liberty Mutual Insurance Company (the majority stockholder of LFC), which provides that, following the acquisition of the Asset Management Segment by Fleet and the Annuity Sale, LFC Acquisition Company, a wholly owned subsidiary of Liberty Mutual Insurance Company, will merge with and into LFC, with LFC being the surviving corporation (the "Merger"). In connection with the Merger, holders of LFC common stock, other than LFC, Liberty Mutual and their respective direct and indirect subsidiaries and other than those holders of LFC common stock who validly perfect and exercise their appraisal rights under Massachusetts law, will be entitled to receive an amount of cash equal to $33.44, subject to adjustment, per share of common stock. Once such merger consideration is paid, such shares will be cancelled.


The Trustees have carefully considered the matter and have concluded that it is appropriate to enter into the New Advisory Agreement, New Sub-Advisory Agreement and New Portfolio Management Agreement, as applicable, for each Fund and/or Feeder Fund on behalf of its Master Fund, so that the Advisors and Sub-Advisors can continue, following the acquisition of the Asset Management Segment by Fleet, to manage each Fund on the same terms as are now in effect. The Trustees also have approved an interim advisory agreement, sub-advisory agreement or portfolio management agreement, as applicable, for each Fund and/or Feeder Fund on behalf of its Master Fund pursuant to Rule 15a-4 under the Investment Company Act, which will be entered into immediately following the closing of the acquisition of the Asset Management Segment by Fleet only if the Fund and/or Feeder Fund on behalf of its Master Fund has not at that time received the requisite shareholder vote for the New Agreements at the Meeting. See the section "Basis for Trustees' Recommendations" below for further information on these interim agreements.

The acquisition of the Asset Management Segment by Fleet will occur only if various conditions are satisfied (or waived by the parties, if permitted by law). Those conditions include, among others, the receipt of certain government approvals, approval or consent from investment advisory clients of the Advisors, the affiliated Sub-Advisors, and other LFC affiliates (including mutual fund clients) which represent a specified percentage of LFC's total assets under management as of March 31, 2001, the avoidance of a certain level of net redemptions from portfolios managed by the Advisors and certain of their affiliates that make up the Asset Management Segment and approval of the acquisition by the requisite vote of the shareholders of LFC. LFC currently expects that the acquisition will occur during the latter part of 2001, but the acquisition could be delayed. If the acquisition does not occur, the New Agreements would not be needed because the automatic termination of the Current Agreements would not occur.


Under the Investment Company Act, a Fund cannot enter into a New Advisory Agreement, an Advisor cannot enter into a New Sub-Advisory Agreement and a Master Fund cannot enter into a New Portfolio Management Agreement unless the shareholders of that Fund and/or Master Fund vote to approve the New Advisory Agreement, the New Sub-Advisory Agreement and the New Portfolio Management Agreement, as applicable. The Meeting is being held to seek shareholder approval of the New Advisory Agreement for each Fund, the New Sub-Advisory Agreement for each of the Sub-Advised Funds and the New Portfolio Management Agreement for each Master Fund. NO CHANGE IN

ADVISORY, SUB-ADVISORY AND PORTFOLIO MANAGEMENT FEE RATES OR SERVICES IS BEING PROPOSED.


Shareholders of each Fund will vote separately on the New Advisory Agreement for that Fund, shareholders of each Sub-Advised Fund will vote separately on the New Sub-Advisory Agreement for that Sub-Advised Fund and shareholders of each Feeder Fund will vote separately on the New Portfolio Management Agreement for that Feeder Fund's Master Fund. Each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote.


THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE NEW ADVISORY AGREEMENT, THE NEW SUB-ADVISORY AGREEMENT AND THE NEW PORTFOLIO MANAGEMENT AGREEMENT FOR THE RELEVANT MASTER FUND, AS APPLICABLE, FOR THEIR FUND.


DESCRIPTION OF THE NEW ADVISORY AGREEMENTS


The New Advisory Agreement for each Fund is substantially identical (but for a few non-material changes) to the Current Advisory Agreement for that Fund, except that the date of each New Advisory Agreement will be the date that Fleet acquires the Asset Management Segment, or such later date on which the shareholders of the Fund approve the New Advisory Agreement, and the initial term of each New Advisory Agreement expires on July 31, 2003. Appendix A1 to this Proxy Statement sets forth information about the Current Advisory Agreements, including the dates of the Current Advisory Agreements and the advisory fee rates under both the New Advisory Agreements and the Current Advisory Agreements. Appendix B1 to this Proxy Statement contains the form of the New Advisory Agreement applicable to each Fund. Each Current Advisory Agreement and each New Advisory Agreement matches the applicable form in Appendix B1, except for items specific to a Fund such as the Fund's name and fee rate, and the date of the Agreement. The next several paragraphs briefly summarize some important provisions of the New Advisory Agreements, but for a complete understanding of the Agreements, you should read Appendices A1 and B1.


The New Advisory Agreement for each Fund essentially provides that the Advisor, under the Trustees' supervision, will (1) decide what securities to buy and sell for the Fund's portfolio, (2) select brokers and dealers to carry out portfolio transactions for the Fund and (3) provide officers, office space and certain administrative services to the Fund.


The New Advisory Agreement for each Fund provides that it will continue in effect for an initial period beginning on the date Fleet acquires the Asset Management Segment, or such later date on which shareholders of the Fund approve the New Advisory Agreement, and ending on July 31, 2003. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act, of the Trust or the Advisor (those Trustees who are not "interested persons" of the Trust, or an Advisor or Sub-Advisor for that Trust, are referred to below as the "Independent Trustees").


The New Advisory Agreement for each Fund may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to an Advisor, or by an Advisor upon sixty days' written notice to the Trust, and each terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment advisor (including a sub-advisor) or its parent company occurs (such as the acquisition of the Asset Management Segment by Fleet).

The New Advisory Agreement for each Fund provides that the Advisor will not be liable to the Fund or its shareholders, except for liability arising from the Advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


Colonial currently provides administrative services to certain Funds under separate administration agreements. These agreements and the agreements discussed in the following paragraphs are not subject to the "assignment" provisions of the Investment Company Act and are not impacted by LFC's sale of the Asset Management Segment to Fleet. The aggregate administrative services fees paid by each such Fund to Colonial for the most recently completed fiscal year are set forth in Appendix E. Under the existing administrative agreements, Colonial may make use of its affiliated companies in connection with the administrative services to be provided to a Fund under the contracts. Whether or not the proposed New Advisory Agreements are approved, the administration agreements for each Fund will remain in effect.



Pursuant to a pricing and bookkeeping agreement, Colonial is responsible for providing certain services to the Funds. The aggregate pricing and bookkeeping fees paid by each Fund to Colonial for the most recently completed fiscal year are set forth in Appendix E. Whether or not the proposed New Advisory Agreements are approved, the pricing and bookkeeping agreement for each Fund will remain in effect.



Liberty Funds Services, Inc. ("LFSI"), One Financial Center, Boston, MA 02111, is the agent for each Fund for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records. The aggregate transfer agency fees paid by each Fund to LFSI for the most recently completed fiscal year are set forth in Appendix E. Whether or not the proposed New Advisory Agreements are approved, the transfer agency agreement for each Fund will remain in effect.


DESCRIPTION OF THE NEW SUB-ADVISORY AGREEMENTS


The New Sub-Advisory Agreements for the Sub-Advised Funds are substantially identical (but for a few non-material changes) to the Current Sub-Advisory Agreements for those funds except that the date of each New Sub-Advisory Agreement will be the date that Fleet acquires the Asset Management Segment, or such later date on which the shareholders of the fund approve the New Sub-Advisory Agreement, and the initial term of each New Sub-Agreement expires on July 31, 2001. Appendix A2 to this proxy statement sets forth information about the Current Sub-Advisory Agreements, including the dates of the Current Sub-Advisory Agreements and the advisory fee rates under both the New Sub-Advisory Agreements and the Current Sub-Advisory Agreements. Appendix B2 to this proxy statement contains the forms of the Sub-Advisory Agreements. Each Current Sub-Advisory Agreement and each New Sub-Advisory Agreement matches the applicable form in Appendix B2, except for the changes noted above and items specific to a Fund, such as the Fund's name and fee rate. The next several paragraphs briefly summarize some important provisions of the New Sub-Advisory Agreements, but for a complete understanding of the Agreements, you should read Appendices A2 and B2.

The New Sub-Advisory Agreements essentially provide that the Sub-Advisor, under the Trustees' and the Advisor's supervision, will (1) decide what securities to buy and sell for the Fund's (or a portion of the Fund's) portfolio, (2) select brokers and dealers to carry out portfolio transactions for the Fund (or the portion of the Fund's portfolio managed by the Sub-Advisor) and (3) report results to the Board of Trustees of the applicable Trust.



Each New Sub-Advisory Agreement provides that it will continue in effect for an initial period beginning on the date Fleet acquires the Asset Management Segment, or such later date on which the shareholders of the relevant Fund approve such New Sub-Advisory Agreement, and ending on July 31, 2003. After that, they will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Independent Trustees.


The New Sub-Advisory Agreements may be terminated without penalty (i) by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, on sixty days' written notice to the Sub-Advisor, (ii) by the Advisor upon sixty days' written notice to the Sub-Advisor, or (iii) by the Sub-Advisor upon ninety days' written notice to the Advisor and the Trust, and the New Sub-Advisory Agreements terminate automatically in the event of their "assignment," as defined in the Investment Company Act, or upon termination of the Advisory Agreement.


The Sub-Advisor will not be liable to the Advisor, the relevant Trust, the relevant Fund or its shareholders, except for liability arising from the Sub-Advisor's willful misfeasance, bad faith, gross negligence or reckless disregard in performance of its duties and obligations under the New Sub-Advisory Agreement.


DESCRIPTION OF THE MASTER FUND/FEEDER FUND STRUCTURE AND THE NEW PORTFOLIO MANAGEMENT AGREEMENTS


Shareholders are being asked to approve a New Portfolio Management Agreement for the Feeder Funds, which are part of what is called a "master fund/feeder fund" structure. In that structure, a "master fund" is established and offers its shares to other mutual funds (like the Feeder Funds), which have substantially identical boards of trustees or managers, investment objectives and investment restrictions as the Master Fund. Each Feeder Fund offers its shares to investors and, rather than investing directly in portfolio securities, the Feeder Fund seeks to achieve its investment objective generally by investing exclusively in shares of the Master Fund.


In a master fund/feeder fund arrangement, when a proposal requires the vote of the shareholders of the Master Fund, each Feeder Fund will vote its shares of the Master Fund proportionately in accordance with the votes cast by the Feeder Fund's shareholders on a similar proposal for the Feeder Fund. This in effect allows the Feeder Fund shareholders to have the same voting rights as if they were direct shareholders of the Master Fund.



In this Proxy Statement, the Master Funds are the SR&F Cash Reserves Portfolio and the SR&F Municipal Money Market Portfolio, each a separate series of the SR&F Base Trust. Shares of the Master Funds are offered to the respective Feeder Funds. Each proposal in this Proxy Statement relating to a Master Fund allows shareholders of the respective Feeder Fund to vote for or against the proposal and thereby authorize the Feeder Fund to vote its shares of the Master Fund for or against the proposal in proportion to the votes cast by its shareholders.



The New Portfolio Management Agreement for each Master Fund is substantially identical (but for a few non-material changes) to the Current Portfolio Management Agreement for that Master Fund, except that the date of each New Portfolio Management Agreement will be the date that Fleet acquires the Asset Management Segment, or such later date on which shareholders of the Fund approve the New Portfolio Management Agreement, and the initial term of each New Portfolio Management Agreement expires on July 31, 2003. Appendix A3 to this Proxy Statement sets forth information about the Current Portfolio Management Agreements, including the dates of the Current Portfolio Management Agreements and the advisory fee rates under both the New Portfolio Management Agreements and the Current Portfolio Management Agreements. Appendix B3 to this Proxy Statement contains the forms of the New Portfolio Management Agreements proposed for approval by the respective Feeder Funds on behalf of their respective Master Funds. Each Current Portfolio Management Agreement and each New Portfolio Management Agreement matches the form in Appendix B3, except for items specific to a Master Fund such as the Master Fund's name and fee rate, and the dates of the Agreements. The next several paragraphs briefly summarize some important provisions of the New Portfolio Management Agreements, but for a complete understanding of the Agreements, you should read Appendices A3 and B3.

The New Portfolio Management Agreement for each Master Fund essentially provides that the Advisor, under the Trustees' supervision, will (1) decide what securities to buy and sell for the Fund's portfolio, (2) select brokers and dealers to carry out portfolio transactions for the Fund and (3) provide officers, office space and certain administrative services to the Fund.


The New Portfolio Management Agreement provides that it will continue in effect for an initial period beginning on the date Fleet acquires the Asset Management Segment, or such later date on which shareholders of the Fund approve the New Portfolio Management Agreement, and ending on July 31, 2003. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Master Fund, and (ii) by vote of a majority of the Independent Trustees.


Each New Portfolio Management Agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Master Fund, on sixty days' written notice to an Advisor, or by an Advisor upon sixty days' written notice to the Master Fund, and each terminates automatically in the event of its "assignment" as described above.

Each New Portfolio Management Agreement provides that the Advisor will not be liable to the Fund or its shareholders, except for liability arising from the Advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

LFSI provides certain investor accounting services to the Master Funds. The aggregate fees paid by each Master Fund to LFSI for the most recently completed fiscal year are set forth in Appendix E. This agreement will not be impacted by LFC's sale of the Asset Management Segment.

BASIS FOR THE TRUSTEES' RECOMMENDATIONS

The Trustees initially met on June 11, 2001 to discuss the proposed acquisition of the Asset Management Segment by Fleet. At that meeting, representatives of LFC made a presentation regarding the terms of the proposed acquisition and representatives of Fleet made a presentation regarding Fleet's structure and asset management business and their plans as they existed at that time for the Asset Management Segment. At a meeting held on June 19, 2001, LFC and Fleet provided the Trustees with additional information that they had requested, and the Trustees also completed their annual review of the contracts for each Fund. The Trustees determined at the June 19, 2001 meeting to recommend that each Fund's shareholders vote to approve the New Advisory Agreement for their Fund, the New Sub-Advisory Agreement for each Sub-Advised Fund and the New Portfolio Management Agreement for each Master Fund. At a meeting held on July 23, 2001, the Trustees gave further consideration to the proposed acquisition and reaffirmed their recommendation that shareholders vote to approve the New Agreements.


In coming to that determination, the Trustees gave particular consideration to matters relating to the possible effects on the Advisors, the Sub-Advisors and the Funds of the acquisition of the Asset Management Segment by Fleet. Among other things, the Trustees considered:

- the stated intention of Fleet not to make immediate changes to the investment management services provided by the Advisors and to collaborate with the Advisors, in consultation with the Boards of the Funds, to develop and implement a strategy for integrating the investment management businesses of the Advisors with Fleet's investment management business;


- certain actions taken by LFC and the Advisors and the affiliated Sub-Advisors to help retain and incent their key personnel;


- the general reputation and the financial resources of Fleet and its parent organization;

- the potential benefits of scale from combining the asset management businesses of Fleet and LFC, including the ability to attract and retain key personnel and enhance technology and customer service;

- the expected additional investment options available to shareholders of the Funds;

- the impact of the acquisition of the Asset Management Segment on the different types of investors in the Funds;

- the stated intention of Fleet to consult with the Boards of the Funds prior to removing or reducing any voluntary fee waivers or expense limitations; and

- the stated intention of Fleet of providing investment professionals of the Advisors with access to greater resources as a result of the acquisition.

In addition, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's advisory agreement as in effect from year to year. The Trustees considered information about, among other things:

- the Advisors and Sub-Advisors and their respective personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;


- the terms of the New Advisory Agreements and, where applicable, the New Sub-Advisory Agreement and New Portfolio Management Agreement;


- the scope and quality of the services that the Advisors and Sub-Advisors have been providing to the Funds;

- the investment performance of each Fund and of similar funds managed by other advisors;


- the advisory fee rates payable to the Advisors by the Funds, and by the Advisors to certain Sub-Advisors with respect to the Sub-Advised Funds, and by other funds and client accounts managed by the Advisors and the Sub-Advisors, and payable by similar funds managed by other advisors (Appendix C to this Proxy Statement contains information comparing each Fund's advisory fee schedule to the fee schedule for other funds managed by the Advisor and, where applicable, one or more Sub-Advisors, that have investment objectives similar to the particular Fund);


- the total expense ratios of the Funds and of similar funds managed by other advisors; and

- compensation payable by the Funds to affiliates of the Advisors and the Sub-Advisors for other services (see Appendix E to this Proxy Statement for more information about that compensation).

In addition, the Trustees considered that the agreement relating to the acquisition by Fleet provides that Fleet will (subject to certain qualifications) use all reasonable efforts to assure compliance with Section 15(f) of the Investment Company Act. Section 15(f) provides that a mutual fund investment advisor or its affiliates may receive benefits or compensation in connection with a change of control of the investment advisor (such as Fleet's acquisition of the Asset Management Segment) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the advisor must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the advisor. (No changes in the current composition of the Trustees are required to satisfy that condition.) Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment advisor or any "interested person" of the advisor receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.


After carefully considering the information described above, the Trustees, including the Independent Trustees, unanimously voted to approve the New Advisory Agreement, the New Sub-Advisory Agreement and the New Portfolio Management Agreement, as applicable, for each Fund and to recommend that each Fund's shareholders vote to approve the New Advisory Agreement, the New Sub-Advisory Agreement and the New Portfolio Management Agreement, as applicable, for their Fund.



In the event that the shareholders have not approved the New Advisory Agreements, the New Sub-Advisory Agreements and the New Portfolio Management Agreements at the time of the acquisition of the Asset Management Segment by Fleet, the Advisors and Sub-Advisors will enter into interim advisory agreements, sub-advisory agreements and portfolio management agreements, as applicable, pursuant to Rule 15a-4 under the Investment Company Act, which will take effect immediately following the acquisition of the Asset Management Segment by Fleet (at which time the Current Agreements will terminate due to an assignment). Each interim advisory agreement, sub-advisory agreement and portfolio management agreement will be in substantially the forms set forth in Appendices B1, B2 or B3 but also will include certain provisions required by Rule 15a-4 (such as a maximum term of 150 days, a provision that a Fund's Board of Trustees or a majority of the Fund's shareholders may terminate the agreement at any time without penalty on not more than 10 days' written notice, and a provision that the compensation earned by the Advisor or Sub-Advisor thereunder will be held in an interest-bearing escrow account until shareholder approval of that New Agreement is obtained, after which the amount in the escrow account (together with any interest) will be paid to the Advisor or Sub-Advisor). If a Fund has not received the requisite shareholder approval for a New Advisory Agreement, New Sub-Advisory Agreement or New Portfolio Management Agreement within 150 days after the closing of the acquisition, the Trustees will consider other appropriate arrangements subject to approval in accordance with the Investment Company Act.


INFORMATION ABOUT THE ADVISORS, THE SUB-ADVISORS AND THE FLEET/LFC TRANSACTION


To identify the Advisor and the Sub-Advisor (if applicable) that serve your Fund, see Appendices A1 and A2, respectively.


COLONIAL MANAGEMENT ASSOCIATES, INC.


Colonial Management Associates, Inc. ("Colonial"), a Massachusetts corporation, located at One Financial Center, Boston, Massachusetts 02111, is a wholly owned subsidiary of Liberty Funds Group LLC ("LFG"), also located at One Financial Center, Boston, Massachusetts 02111, which in turn is a direct wholly owned subsidiary of Liberty Financial Services, Inc. ("LFS"), which is a direct wholly owned subsidiary of LFC. LFC is a direct majority-owned subsidiary of LFC Management Corporation, which in turn is a direct wholly owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly owned subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual"). As of June 30, 2001, LFC Management Corporation owned 70.46% of the common stock of LFC and the balance was held by the public and listed on the New York Stock Exchange. LFC is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institu-tions. The principal executive offices of LFS and LFC are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the United States, organized under the laws of Massachusetts in 1912. The principal business activities of Liberty Mutual's subsidiaries other than LFC are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. The principal executive offices of LFC Management Corporation, Liberty Corporate Holdings, Inc., and LFC Holdings, Inc., Liberty Mutual and Liberty Mutual Equity Corporation are located at 175 Berkeley Street, Boston, Massachusetts 02117.


Colonial and/or its affiliate, Colonial Advisory Services, Inc., has rendered investment advisory services to investment company, institutional and other clients since 1931. Colonial currently serves as investment advisor or administrator for 48 open-end and 9 closed-end management investment company portfolios. As of May 31, 2001, Colonial managed and/or administered over $17 billion in assets.


The directors of Colonial are Stephen E. Gibson, Joseph R. Palombo and Kevin M. Carome. Mr. Gibson is the President and Chief Executive Officer of Colonial. Mr. Palombo is an Executive Vice President of Colonial. Mr. Carome is a Senior Vice President of Colonial. The business address of Messrs. Gibson and Palombo is One Financial Center, Boston, Massachusetts 02111. The business address of Mr. Carome is 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210.

In addition, the following individuals who are officers of the Funds are also officers of Colonial: William J. Ballou, Barry Finkle, Ellen Harrington, Kevin
S. Jacobs, Russell L. Kane and Vincent P. Pietropaolo.

NEWPORT FUND MANAGEMENT, INC.


Newport Fund Management, Inc. ("Newport"), a Virginia corporation, is a direct majority-owned subsidiary of Newport Pacific Management, Inc. ("Newport Pacific"). The business address for Newport and Newport Pacific is 580 California Street, San Francisco, California 94104. Newport Pacific is a direct wholly owned subsidiary of Liberty Newport Holdings, Limited ("Liberty Newport"), which in turn is a direct wholly owned subsidiary of LFC. Newport has been providing investment advisory services since 1987. Newport currently serves as investment advisor for 9 open-end investment company portfolios. As of May 31, 2001, Newport managed over $912 million in assets.


The directors of Newport are Lindsay Cook, J. Andrew Hilbert, John M. Mussey and Thomas R. Tuttle. Mr. Cook is an Executive Vice President of LFC. Mr. Hilbert is Chief Financial Officer of LFC. Mr. Mussey is Chairman of Newport and Newport Pacific. Mr. Tuttle is the President and Chief Executive Officer of Newport and Newport Pacific. The business address of Messrs. Cook and Hilbert is 600 Atlantic Avenue, Federal Reserve Plaza, Boston, Massachusetts 02210; and that of Messrs. Mussey and Tuttle is 580 California Street, San Francisco, California 94104.

STEIN ROE & FARNHAM INCORPORATED


Stein Roe & Farnham Incorporated ("Stein Roe"), a Delaware corporation, located at One South Wacker Drive, Chicago, Illinois 60606, and its predecessor have been providing investment advisory services since 1932. Stein Roe acts as an investment advisor to trustees, investment companies, pension and profit sharing plans, charitable organizations, and other institutional investors. As of May 31, 2001, Stein Roe managed over $23 billion in assets. Stein Roe currently serves as investment advisor or sub-advisor for 38 open-end and 3 closed-end management investment company portfolios. Stein Roe is a wholly owned subsidiary of LFG, which in turn is an indirect wholly owned subsidiary of LFC.


The directors of Stein Roe are Stephen E. Gibson, J. Andrew Hilbert, C. Allen Merritt, Jr. and Joseph R. Palombo. Messrs. Gibson and Palombo also are executive officers of Stein Roe. Mr. Hilbert is Chief Financial Officer of LFC. Mr. Merritt is Chief of Staff of LFC. Mr. Gibson is the principal executive officer of Stein Roe. The business address of Messrs. Gibson and Palombo is One Financial Center, Boston, Massachusetts 02111; and that of Messrs. Hilbert and Merritt is 600 Atlantic Avenue, Federal Reserve Plaza, Boston, Massachusetts 02210.

In addition, the following individuals who are officers of the Funds are also officers or directors of Stein Roe: William J. Ballou, Kevin M. Carome and Kevin
S. Jacobs.

LIBERTY WANGER ASSET MANAGEMENT, L.P.


Liberty Wanger Asset Management, L.P. ("Liberty WAM") (formerly named Wanger Asset Management, L.P. ("WAM")) is located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. WAM was renamed Liberty WAM on September 29, 2000, when it became a wholly owned subsidiary of LFC. Liberty WAM and its predecessor have managed mutual funds since 1992. Liberty WAM has been providing investment services since 1992. Liberty WAM currently serves as investment advisor or sub-advisor for 9 open-end investment company portfolios. As of May 31, 2001, Liberty WAM managed over $9 billion in assets.



Liberty WAM is a limited partnership managed by its general partner, WAM Acquisition GP, Inc. ("WAM GP"). WAM GP is a wholly owned subsidiary of LFC. Ralph Wanger is the president of WAM GP. The business address of WAM GP and of Mr. Wanger is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.



NORDEA SECURITIES, INC.



Nordea Securities, Inc., d/b/a Nordea Investment Management in the United States ("Nordea"), is located at 13-15 West 54th Street, New York, New York 10019. Nordea offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. Nordea is an indirect wholly owned subsidiary of Unibank A/S, which in turn is a direct wholly owned subsidiary of Nordea Companies Denmark, which in turn is a direct wholly owned subsidiary of Nordea AB. The principal executive offices of Unibank A/S are located at Torvegade 2 DK-1786 Copenhagen V., Denmark. The principal executive offices of Nordea Companies Denmark are located at Strandgrade 3 DK-1786 Copenhagen V., Denmark. The principal executive offices of Nordea AB are located at Hamngatan 10, SE-105 71 Stockholm, Sweden. Nordea has been providing investment advisory services since 1994. Nordea currently serves as investment advisor or sub-advisor for 6 open-end investment company portfolios. As of May 31, 2001, Nordea managed over $32 billion in assets.


The directors of Nordea Securities, Inc. are Henrik Bak, Ole Jacobsen, Jerry Murphy, Peter Nyegaard and Finn Pedersen. Mr. Bak is President and Chairman of the Board of Nordea Securities, Inc. Mr. Jacobsen is Managing Director and Head of Nordea Investment Management. Mr. Murphy is Head of Administration, Nordea AB, New York. Mr. Nyegaard is Head of Markets, Nordea AB. Mr. Pedersen is Head of Equities, Aros Maizel. The business address of Messrs. Bak and Murphy is 13-15 West 54th Street, New York, New York 10019. The business address of Messrs. Nyegaard and Jacobsen is Torvegade 2 DK-1786 Copenhagen V., Denmark. The business address of Mr. Pedersen is Engelbrektsplan, Fill, 4 98 Stockholm, Sweden.


STEIN ROE INVESTMENT COUNSEL LLC


Stein Roe Investment Counsel LLC ("SRIC"), located at One South Wacker Drive, Suite 3500, Chicago, Illinois 60606, is a Delaware limited liability company. It is registered as an investment advisor and is the successor to the business previously conducted by the Private Capital Management division of Stein Roe. SRIC currently serves as investment advisor or sub-advisor for 2 open-end investment company portfolios. As of May 31, 2001, SRIC managed over $9 billion in assets.


SRIC currently is owned 25% by Putnam Lovell Equity Partners LP, a Delaware limited partnership ("PLEP"), and 75% by SRIC Holdings LLC, a Delaware limited liability company owned by certain persons involved in the business presently being conducted by SRIC. The address of SRIC Holdings LLC is One South Wacker Drive, Suite 3500, Chicago, Illinois 60606, and the address of PLEP is 501 Deep Valley Drive, Suite 300, Rolling Hills Estates, California 90274.

The following individuals are directors or officers of SRIC or PLEP: Kenneth J. Kozanda, Chief Operating Officer, Treasurer and Member of the Board of Managers of SRIC; Jeffrey D. Lovell, Member of the Board of Managers of SRIC, Managing Director of PLEP; Linda MacAyeal, Vice President, General Counsel and Secretary of SRIC; James E. Minnick, Member of the Board of Managers of SRIC, Managing Director of PLEP; William E. Rankin, President, Chief Executive Officer, and Member of the Board of Managers of SRIC; and James H. Stacke, Executive Vice President and Member of the Board of Managers of SRIC. The address of Messrs. Kozanda, Rankin, Stacke and Ms. MacAyeal is One South Wacker Drive, Suite 3500, Chicago, Illinois 60606. The address of Mr. Lovell is 501 Deep Valley Drive, Suite 300, Rolling Hills Estates, California 90274. The address of Mr. Minnick is 7 Great Valley Parkway, Suite 290, Malvern, Penn-sylvania 19355. In addition to those managers listed below, LFS has retained the right to appoint a non-voting member of the Board of Managers of SRIC.

CRABBE HUSON GROUP, INC.


Crabbe Huson Group, Inc. ("Crabbe Huson"), a Massachusetts corporation, located at 121 S.W. Morrison, Portland, Oregon 97204, is a direct, wholly owned subsidiary of LFC.


The directors of Crabbe Huson are Lindsay Cook and Andrew J. Hilbert. Mr. Cook is an Executive Vice President of LFC and the President of Crabbe Huson. Mr. Hilbert is a Senior Vice President and the Chief Financial Officer of LFC. The business address of Messrs. Cook and Hilbert is 600 Atlantic Avenue, Federal Reserve Plaza, Boston, Massachusetts 02210.


Crabbe Huson has been providing investment advisory services since 1980. Crabbe Huson currently serves as investment advisor or sub-advisor for 5 open-end investment company portfolios. As of May 31, 2001, Crabbe Huson managed over $1.56 billion in assets.


DESCRIPTION OF THE TRANSACTION


On June 4, 2001, LFC announced that it had entered into a Stock Purchase Agreement with Fleet (the "Purchase Agreement"). Under the Purchase Agreement, Fleet would acquire the Asset Management Segment for a purchase price of $900 million, plus the assumption of approximately $110 million in debt. This price may be adjusted:



- upward or downward based on increases or decreases in the amount of portfolios managed by the subsidiaries that make up the Asset Management Segment (excluding the effects of market action) from December 31, 2000 until a date prior to the closing as the result of purchases of and exchanges into and withdrawals from and exchanges out of those portfolios. The maximum purchase price adjustment under this provision would be $180 million;



- upward or downward based on increases or decreases in the tangible net worth of the Asset Management Segment from April 1, 2001 through a date prior to the closing;



- downward based on decreases of more than 20% (excluding the effects of sales and redemptions) in the market values of the assets under management of the Asset Management Segment between March 31, 2001 and a date prior to the closing; and



- upward or downward based on the estimated value of amounts owing to or by LFC at the time of closing in respect of taxes with respect to the income of the Asset Management Segment and the settlement of certain inter-company accounts, agreements and arrangements between LFC and the subsidiaries that make up the Asset Management Segment.



The transaction will not occur unless various conditions are satisfied (or waived by the parties, if permitted by law). One of these conditions is obtaining approval or consent from investment advisory clients of the Advisors, the affiliated Sub-Advisors and other LFC affiliates that constitute the Asset Management Segment (including fund clients) whose accounts represent 80% of the Asset Management Segment's assets under management as of March 31, 2001. Because of these conditions, approval or disapproval by a Fund's shareholders of a New Advisory Agreement, New Sub-Advisory Agreement and New Portfolio Management Agreement for their Fund, as applicable, taken together with other clients' consents or approvals, could affect whether or not the transaction occurs. As described below, certain officers of the Trusts will receive certain material payments or benefits if the transaction occurs. The transaction will result in the automatic termination of the Current Advisory Agreements, Current Sub-Advisory Agreements, and Current Portfolio Management Agreements, as applicable for the Funds. If for some reason the transaction does not occur, the automatic termination of the Current Advisory Agreements, Current Sub-Advisory Agreements and Current Portfolio Management Agreements will not occur, and the New Advisory Agreements, New Sub-Advisory Agreements and New Portfolio Management Agreements will not be entered into, even if they have been approved by the Funds' shareholders.



Simultaneously with the signing of the Purchase Agreement, at Fleet's request, Liberty Mutual and LFC entered into a license agreement with Fleet which provides that upon the closing of the acquisition of the Asset Management Segment, Fleet will have a perpetual, royalty free, non-transferable, non-sublicensable, non-exclusive license to use the Liberty mark and trade name, the Statue of Liberty design and other associated marks and trade names used in connection with the Asset Management Segment's business. The license agreement also contains other covenants and provisions more fully set forth in the Fleet license agreement. Neither Liberty Mutual nor LFC will receive compensation or other consideration under the Fleet license agreement.


As a result of the acquisition, the Advisors, the affiliated Sub-Advisors and certain of their affiliates that constitute the Asset Management Segment would become wholly owned, direct or indirect subsidiaries of Fleet. Fleet is a wholly owned subsidiary of FleetBoston Financial Corporation, a Boston, Massachusetts-based financial holding company. Fleet and its affiliates offer a comprehensive array of financial solutions to approximately 20 million customers in more than 20 countries. Their key lines of business include:


- CONSUMER AND INVESTMENT SERVICES -- includes domestic retail banking to consumer and small business customers, community banking, student loan processing, credit card services, and investment services, including mutual funds and investments, retirement planning, large institutional asset management and brokerage;

- CORPORATE AND GLOBAL BANKING -- includes commercial finance, including asset-based lending and leasing; international banking in key Latin American markets; corporate banking, including specialized industry and institutional lending; and middle market lending, including commercial lending, and government banking services, trade services and cash management; and

- CAPITAL MARKETS -- includes investment banking services, brokerage, market-making and principal investing.


CERTAIN INTERESTS OF FUND TRUSTEES AND OFFICERS. Substantially all full-time employees of LFC and its subsidiaries (including officers of the Trusts and one officer of certain subsidiaries of LFC who is also a Trustee of the Trusts) participate in the Liberty Financial Companies, Inc. and Subsidiaries Non-Commissioned Employee Severance and Retention Plan or the Liberty Financial Companies, Inc. and Subsidiaries Commissioned Employees Severance and Retention Plan (the "Retention Plans"). The Retention Plans provide for cash retention bonuses and the full vesting upon a change of control of all outstanding options to purchase shares of stock of LFC ("LFC Options") and shares of restricted stock of LFC ("Restricted Stock") for which the target price in the applicable restricted stock agreement is less than the value of LFC common stock on the date of the change of control, even though some of these LFC Options and Restricted Stock would not otherwise have vested or become fully exercisable prior to the change of control. The Retention Plans also provide for enhanced severance benefits to substantially all employees upon a change of control and additional payments to cover excise tax obligations. With respect to employees of the subsidiaries that constitute the Asset Management Segment, a change of control will be deemed to occur under the Retention Plans upon the completion of the Fleet transaction.

CERTAIN BROKERAGE MATTERS

In their consideration of the New Advisory Agreements, New Sub-Advisory Agreements and New Portfolio Management Agreements, as applicable, the Trustees took account of the Advisors' and the Sub-Advisors' practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers' and dealers' provision of brokerage and research services to the Advisors and Sub-Advisors. The Advisors have informed the Trustees that they do not expect to change these practices as a result of Fleet's acquisition of the Asset Management Segment. A summary of these brokerage and soft-dollar practices is set forth in Appendix D.


Certain Advisors may cause portfolio transactions for the Funds to be executed by AlphaTrade Inc. ("AlphaTrade"), a brokerage firm that is affiliated with the Advisors because it is owned by Colonial, the Advisor to certain of the Funds, and, like Crabbe Huson, Newport and Stein Roe, is a wholly owned subsidiary of LFC and a part of the Asset Management Segment. The Funds pay brokerage commissions to AlphaTrade for executing these portfolio transactions. Appendix E contains information about these commission payments.


                               OTHER INFORMATION

PRINCIPAL UNDERWRITER'S AND ADMINISTRATOR'S ADDRESS. The address of the Funds' principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111-2621. The address of the Funds' administrator, if applicable, Colonial Management Associates, Inc., is One Financial Center, Boston, Massachusetts 02111-2621.

FUND ANNUAL AND SEMI-ANNUAL REPORTS. THE FUNDS HAVE PREVIOUSLY SENT THEIR ANNUAL REPORTS AND ANY SUBSEQUENT SEMI-ANNUAL REPORTS TO THEIR SHAREHOLDERS. YOU CAN OBTAIN A COPY OF THESE REPORTS WITHOUT

CHARGE BY WRITING TO LIBERTY FUNDS DISTRIBUTOR, INC., ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621 OR BY CALLING 800-426-3750.


OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS. Shareholders of record at the close of business on July 16, 2001 are entitled to notice of and to vote at the Meeting and any adjourned session. Appendix F to this Proxy Statement lists for each Fund the total number of shares outstanding as of July 16, 2001 for each class of the Fund's shares entitled to vote at the Meeting. It also identifies holders of more than 5% of any class of shares of each Fund and contains information about the shareholdings in the Funds by the Trustees and the executive officers of the Funds.

INFORMATION ABOUT PROXIES AND THE CONDUCT OF THE MEETING


SOLICITATION OF PROXIES. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Funds or by employees or agents of the Advisors or of LFC and its affiliated companies. In addition, Georgeson Shareholder Communications Inc. has been engaged to assist in the solicitation of proxies, at an estimated cost of $504,720.


COSTS OF SOLICITATION. All of the costs of the Meeting, including the costs of soliciting proxies, will be paid by LFC or Fleet. None of these costs will be borne by the Funds or their shareholders.

VOTING AND TABULATION OF PROXIES. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the relevant New Advisory Agreement, New Portfolio Management Agreement and New Sub-Advisory Agreement, as applicable. You may vote by any one of the three following methods: (1) by mailing the enclosed proxy card, (2) through use of the Internet or (3) by telephone. If you mail the enclosed proxy and no choice is indicated for a proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of that proposal. Votes made through use of the Internet or by telephone must have an indicated choice in order to be accepted. Please see the enclosed proxy insert for information on how to vote by Internet or telephone. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Fund,
(ii) by properly executing a later-dated proxy (by any of the methods of voting described above) or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of any Fund outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in-favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

REQUIRED VOTE. For each Fund, the vote required to approve the New Advisory Agreement, New Sub-Advisory Agreement and New Portfolio Management Agreement, as applicable, is the lesser of (1) 67% of the shares of that Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the record date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Fund outstanding on the record date. If the required vote is not obtained for any Fund, the Trustees will consider what other actions to take in the best interests of the Funds.


ADJOURNMENTS; OTHER BUSINESS. If any Fund has not received enough votes by the time of the Meeting to approve the New Advisory Agreement, the New Sub-Advisory Agreement and/or the New Portfolio Management Agreement, as applicable, the persons named as proxies may propose that the Meeting be adjourned one or more times as to that Fund to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of that Fund that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the relevant New Advisory Agreement, New Sub-Advisory Agreement and New Portfolio Management Agreement, as applicable. They will vote against any such adjournment any proxy that directs them to vote against the New Advisory Agreement, New Sub-Advisory Agreement and New Portfolio Management Agreement, as applicable. They will not vote any proxy that directs them to abstain from voting on the New Advisory Agreement, New Sub-Advisory Agreement and New Portfolio Management Agreements, as applicable.



The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the approval of the New Advisory Agreements, New Sub-Advisory Agreements and New Portfolio Management Agreements, as applicable. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.



SHAREHOLDER PROPOSALS AT FUTURE MEETINGS. The Funds do not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Funds must be received by the applicable Fund in writing a reasonable time before the Trust begins to print and mail proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

                                                                     APPENDIX A1

                              ADVISORY AGREEMENTS

LIBERTY FUNDS TRUST I


--------------------------------------------------------------------------------
----------------
                        ADVISORY                   DESCRIPTION OF TRUSTEE
DATE OF LAST
                        FEE RATE                      ACTION REGARDING
SUBMISSION OF CURRENT
                        SCHEDULE       DATE OF        CURRENT ADVISORY
ADVISORY AGREEMENT FOR
                       (AS A % OF      CURRENT        AGREEMENT SINCE
SHAREHOLDER APPROVAL
       NAME OF        AVERAGE DAILY    ADVISORY     BEGINNING OF FUND'S
AND REASON FOR
    FUND/ADVISOR       NET ASSETS)    AGREEMENT       LAST FISCAL YEAR
SUBMISSION
--------------------------------------------------------------------------------
----------------
 Liberty High Yield    0.60%; 0.55%  March 27,      On June 19, 2001, the  On
February 15, 1995,
 Securities Fund/      on assets in  1995 (last     Trustees approved the
shareholders approved
 Colonial              excess of     amended July   continuation of the    a
form of the
                       $1.5 billion  1, 2000)       current advisory
advisory agreement in
                                                    agreement
connection with LFC's

acquisition of the

advisor
--------------------------------------------------------------------------------
----------------
 Liberty Income Fund/  0.50%         March 27,      On June 19, 2001,      On
February 15, 1995,
 Colonial(1)                         1995           the Trustees approved
shareholders approved
                                                    the continuation of    a
form of the
                                                    the current advisory
advisory agreement in
                                                    agreement
connection with LFC's

acquisition of the

advisor
--------------------------------------------------------------------------------
----------------
 Liberty Strategic     0.65%; 0.60%  June 18, 1999  On June 19, 2001, the  On
February 15, 1995,
 Income Fund/          in excess of                 Trustees approved the
shareholders approved
 Colonial              $1 billion;                  continuation of the    the
advisory
                       0.55% in                     current advisory
agreement in
                       excess of                    agreement
connection with LFC's
                       $2 billion
acquisition of the

advisor
--------------------------------------------------------------------------------
----------------
 Liberty Tax-Managed   0.60%         December 23,   On June 19, 2001, the  On
December 23, 1996,
 Growth Fund/Stein                   1996           Trustees approved the  the
sole shareholder
 Roe                                                continuation of the
approved the current
                                                    current advisory
advisory agreement in
                                                    agreement
connection with the

organization of the
                                                                           fund
--------------------------------------------------------------------------------
----------------
 Liberty Tax-Managed   0.80%; 0.75%  March 1, 2000  On June 19, 2001, the  On
March 1, 2000, the
 Growth Fund II/Stein  on assets                    Trustees approved the  sole
shareholder
 Roe(2)                over $500                    continuation of the
approved the current
                       million                      current advisory
advisory agreement in
                                                    agreement
connection with the

organization of the
                                                                           fund
--------------------------------------------------------------------------------
----------------


                                       A1-1

--------------------------------------------------------------------------------
----------------
                        ADVISORY                   DESCRIPTION OF TRUSTEE
DATE OF LAST
                        FEE RATE                      ACTION REGARDING
SUBMISSION OF CURRENT
                        SCHEDULE       DATE OF        CURRENT ADVISORY
ADVISORY AGREEMENT FOR
                       (AS A % OF      CURRENT        AGREEMENT SINCE
SHAREHOLDER APPROVAL
       NAME OF        AVERAGE DAILY    ADVISORY     BEGINNING OF FUND'S
AND REASON FOR
    FUND/ADVISOR       NET ASSETS)    AGREEMENT       LAST FISCAL YEAR
SUBMISSION
--------------------------------------------------------------------------------
----------------
 Liberty Tax-Managed   0.80%         June 1, 1999   On June 19, 2001, the  On
June 1, 1999, the
 Value Fund/Stein                                   Trustees approved the  sole
shareholder
 Roe(3)                                             continuation of the
approved the current
                                                    current advisory
advisory agreement in
                                                    agreement
connection with the

organization of the
                                                                           fund
--------------------------------------------------------------------------------
----------------
 Liberty Tax-Managed   0.80%         August 1,      On June 19, 2001, the  On
August 1, 2000,
 Aggressive Growth                   2000           Trustees approved the  the
sole shareholder
 Fund/Stein Roe(4)                                  continuation of a
approved the current
                                                    form of the current
advisory agreement in
                                                    advisory agreement
connection with the

organization of the
                                                                           fund
--------------------------------------------------------------------------------
----------------


LIBERTY FUNDS TRUST II


--------------------------------------------------------------------------------
----------
 Liberty Newport       0.90%       June 3, 1996   On June 19, 2001,    On June
3, 1996,
 Japan Opportunities                              the Trustees         the sole
 Fund/Newport(5)                                  approved the
shareholder
                                                  continuation of the  approved
the
                                                  current advisory     current
advisory
                                                  agreement            agreement
in

connection with the

organization of the
                                                                       fund
--------------------------------------------------------------------------------
----------
 Liberty Intermediate  0.60%;      March 27,      On June 19, 2001,    On
February 15,
 Government Fund/      0.55% in    1995 (last     the Trustees         1995,
shareholders
 Colonial              excess of   amended July   approved the         approved
a form of
                       $1 billion; 1, 1995)       continuation of the  the
advisory
                       0.50% in                   current advisory     agreement
in
                       excess of                  agreement
connection with
                       $1.5 billion                                    LFC's
acquisition
                                                                       of the
advisor

--------------------------------------------------------------------------------
----------
 Liberty Newport       1.15%       May 12, 1997   On June 19, 2001,    On May
12, 1997,
 Greater China Fund/                              the Trustees         the sole
 Newport(6)                                       approved the
shareholder
                                                  continuation of the  approved
the
                                                  current advisory     current
advisory
                                                  agreement            agreement
in

connection with the

organization of the
                                                                       fund
--------------------------------------------------------------------------------
----------


                                       A1-2

LIBERTY FUNDS TRUST III


--------------------------------------------------------------------------------
----------------
                        ADVISORY                   DESCRIPTION OF TRUSTEE
DATE OF LAST
                        FEE RATE                      ACTION REGARDING
SUBMISSION OF CURRENT
                        SCHEDULE       DATE OF        CURRENT ADVISORY
ADVISORY AGREEMENT FOR
                       (AS A % OF      CURRENT        AGREEMENT SINCE
SHAREHOLDER APPROVAL
       NAME OF        AVERAGE DAILY    ADVISORY     BEGINNING OF FUND'S
AND REASON FOR
    FUND/ADVISOR       NET ASSETS)    AGREEMENT       LAST FISCAL YEAR
SUBMISSION
--------------------------------------------------------------------------------
----------------
 Liberty Select Value  0.70%         October 1,     On June 19, 2001, the  On
September 30,
 Fund/                               1997           Trustees approved the  1997,
shareholders
 Colonial                                           continuation of the
approved an amended
                                                    current advisory       and
restated advisory
                                                    agreement
agreement increasing
                                                                           the
advisory fee paid
                                                                           by
the Fund
--------------------------------------------------------------------------------
----------------
 Liberty Newport       0.75%; 0.70%  February 1,    On June 19, 2001, the  On
December 27, 2000,
 International Equity  in excess of  2001 (amended  Trustees approved the shareholders approved
 Fund/                 $1 billion    July 1, 2001)  continuation of the    the
current advisory
 Newport                                            current advisory
agreement, thereby
                                                    agreement
appointing a new

advisor to advise the
                                                                           Fund
--------------------------------------------------------------------------------
----------------
 The Liberty Fund/     0.55%; 0.50%  March 27,      On June 19, 2001, the  On
February 15, 1995,
 Colonial              in excess of  1995 (last     Trustees approved the
shareholders approved
                       $1 billion    amended        continuation of the    a
form of the
                                     October 1,     current advisory
advisory agreement in
                                     1997)          agreement
connection with LFC's

acquisition of the

advisor
--------------------------------------------------------------------------------
----------------
 Liberty Newport       0.40%; 0.35%  February 1,    On June 19, 2001, the  On
December 27, 2000,
 Global Equity Fund/   in excess of  2001 (amended  Trustees approved the
shareholders approved
 Newport               $1 billion    July 1, 2001)  continuation of the    a
form of the current
                                                    current advisory
advisory agreement,
                                                    agreement
thereby appointing a
                                                                           new
advisor to advise
                                                                           the
Fund
--------------------------------------------------------------------------------
----------------
 Liberty Federal       0.60%; 0.55%  March 27,      On June 19, 2001, the  On
February 15, 1995,
 Securities Fund/      over $1       1995 (amended  Trustees approved the
shareholders approved
 Colonial              billion;      October 1,     continuation of the    a
form of the
                       0.50% over    1997)          current advisory
advisory agreement in
                       $2 billion;                  agreement
connection with LFC's
                       0.40% over
acquisition of the
                       $3 billion
advisor
--------------------------------------------------------------------------------
----------------
 Liberty Contrarian    1.05%; 0.90%  December 22,   On June 19, 2001, the  On
December 21, 1998,
 Small-Cap             over $100     1998           Trustees approved the
shareholders approved
 Fund/Crabbe Huson(7)  million to                   continuation of the    the
current advisory
                       $500 million;                current advisory
agreement in
                       0.65% over                   agreement
connection with LFC's
                       $500 million
acquisition of the

advisor
--------------------------------------------------------------------------------
----------------


                                       A1-3

--------------------------------------------------------------------------------
----------------
                        ADVISORY                   DESCRIPTION OF TRUSTEE
DATE OF LAST
                        FEE RATE                      ACTION REGARDING
SUBMISSION OF CURRENT
                        SCHEDULE       DATE OF        CURRENT ADVISORY
ADVISORY AGREEMENT FOR
                       (AS A % OF      CURRENT        AGREEMENT SINCE
SHAREHOLDER APPROVAL
       NAME OF        AVERAGE DAILY    ADVISORY     BEGINNING OF FUND'S
AND REASON FOR
    FUND/ADVISOR       NET ASSETS)    AGREEMENT       LAST FISCAL YEAR
SUBMISSION
--------------------------------------------------------------------------------
----------------
 Liberty Contrarian    1.05%; 0.90   October 19,    On June 19, 2001, the  On
October 16, 1998,
 Equity Fund/Crabbe    in excess of  1998           Trustees approved the
shareholders approved
 Huson(8)              $100 million;                continuation of the    the
current advisory
                       0.65% in                     current advisory
agreement in
                       excess of                    agreement
connection with LFC's
                       $500 million
acquisition of the

advisor
--------------------------------------------------------------------------------
----------------
 Liberty Contrarian    0.80%; 0.65%  October 19,    On June 19, 2001, the  On
October 16, 1998,
 Income Fund/Crabbe    in excess of  1998           Trustees approved the
shareholders approved
 Huson(9)              $100 million;                continuation of the    the
current advisory
                       0.55% in                     current advisory
agreement in
                       excess of                    agreement
connection with LFC's
                       $500 million
acquisition of the

advisor
--------------------------------------------------------------------------------
----------------
 Liberty Contrarian    0.85%         December 1,    On June 19, 2001, the  On
December 1, 1998,
 Fund/Crabbe                         1998           Trustees approved the  the
sole shareholder
 Huson(10)                                          continuation of the
approved the current
                                                    current advisory
advisory agreement in
                                                    agreement
connection with the

organization of the
                                                                           fund
--------------------------------------------------------------------------------
----------------


LIBERTY FUNDS TRUST IV


--------------------------------------------------------------------------------
----------
 Liberty High Yield    0.60%;      March 27,      On June 19, 2001,    On
February 15,
 Municipal Fund/       0.55% over  1995 (amended  the Trustees         1995,
shareholders
 Colonial              $1          July 1, 1995   approved the         approved
a form of
                       billion;    and January    continuation of the  the
advisory
                       0.50% over  1, 1996)       current advisory     agreement
in
                       $3                         agreement
connection with
                       billion;                                        LFC's
acquisition
                       0.45% over                                      of the
advisor
                       $4 billion
                       on
                       combined
                       assets
--------------------------------------------------------------------------------
----------
 Liberty Tax-Exempt    0.60%;      March 27,      On June 19, 2001,    On
February 15,
 Fund/                 0.55% over  1995 (amended  the Trustees         1995,
shareholders
 Colonial(11)          $1          July 1, 1995   approved the         approved
a form of
                       billion;    and January    continuation of the  the
advisory
                       0.50% over  1, 1996)       current advisory     agreement
in
                       $3                         agreement
connection with
                       billion;                                        LFC's
acquisition
                       0.45% over                                      of the
advisor
                       $4 billion
                       on
                       combined
                       assets
--------------------------------------------------------------------------------
----------


                                       A1-4

--------------------------------------------------------------------------------
----------------
                        ADVISORY                   DESCRIPTION OF TRUSTEE
DATE OF LAST
                        FEE RATE                      ACTION REGARDING
SUBMISSION OF CURRENT
                        SCHEDULE       DATE OF        CURRENT ADVISORY
ADVISORY AGREEMENT FOR
                       (AS A % OF      CURRENT        AGREEMENT SINCE
SHAREHOLDER APPROVAL
       NAME OF        AVERAGE DAILY    ADVISORY     BEGINNING OF FUND'S
AND REASON FOR
    FUND/ADVISOR       NET ASSETS)    AGREEMENT       LAST FISCAL YEAR
SUBMISSION
--------------------------------------------------------------------------------
----------------
 Liberty Tax-Exempt    0.60%; 0.55%  March 27,      On June 19, 2001, the  On
February 15, 1995,
 Insured Fund/         over          1995 (amended  Trustees approved the
shareholders approved
 Colonial              $1 billion;   July 1, 1995   continuation of the    a
form of the
                       0.50% over    and January    current advisory
advisory agreement in
                       $3 billion;   1, 1996)       agreement
connection with LFC's
                       0.45% over
acquisition of the
                       $4 billion
advisor
                       on combined
                       assets
--------------------------------------------------------------------------------
----------------
 Liberty Utilities     0.65%         March 27,      On June 19, 2001, the  On
February 15, 1995,
 Fund/                               1995 (amended  Trustees approved the
shareholders approved
 Colonial(12)                        July 1, 1995   continuation of the    a
form of the
                                     and January    current advisory
advisory agreement in
                                     1, 1996)       agreement
connection with LFC's

acquisition of the

advisor
--------------------------------------------------------------------------------
----------------


LIBERTY FUNDS TRUST V


--------------------------------------------------------------------------------
----------
 Liberty California    0.50% on    March 27,      On June 19, 2001,    On
February 15,
 Tax-Exempt Fund/      the first   1995 (amended  the Trustees         1995,
shareholders
 Colonial              $2 billion  January 1,     approved the         approved
a form of
                       of the      1996)          continuation of the  the
advisory
                       state                      current advisory     agreement
in
                       funds                      agreement
connection with
                       combined                                        LFC's
acquisition
                       daily net                                       of the
advisor
                       assets;
                       0.45% of
                       any excess
                       over
                       $2 billion
--------------------------------------------------------------------------------
----------
 Liberty Connecticut   0.50% on    March 27,      On June 19, 2001,    On
February 15,
 Tax-Exempt Fund/      the first   1995 (amended  the Trustees         1995,
shareholders
 Colonial(13)          $2 billion  January 1,     approved the         approved
a form of
                       of the      1996)          continuation of the  the
advisory
                       state                      current advisory     agreement
in
                       funds                      agreement
connection with
                       combined                                        LFC's
acquisition
                       daily net                                       of the
advisor
                       assets;
                       0.45% of
                       any excess
                       over
                       $2 billion
--------------------------------------------------------------------------------
----------


                                       A1-5

--------------------------------------------------------------------------------
----------------
                        ADVISORY                   DESCRIPTION OF TRUSTEE
DATE OF LAST
                        FEE RATE                      ACTION REGARDING
SUBMISSION OF CURRENT
                        SCHEDULE       DATE OF        CURRENT ADVISORY
ADVISORY AGREEMENT FOR
                       (AS A % OF      CURRENT        AGREEMENT SINCE
SHAREHOLDER APPROVAL
       NAME OF        AVERAGE DAILY    ADVISORY     BEGINNING OF FUND'S
AND REASON FOR
    FUND/ADVISOR       NET ASSETS)    AGREEMENT       LAST FISCAL YEAR
SUBMISSION
--------------------------------------------------------------------------------
----------------
 Liberty               0.50% on the  March 27,      On June 19, 2001, the  On
February 15, 1995,
 Massachusetts         first $2      1995 (amended  Trustees approved the
shareholders approved
 Tax-Exempt Fund/      billion of    January 1,     continuation of the    a
form of the
 Colonial(14)          the state     1996)          current advisory
advisory agreement in
                       funds                        agreement
connection with LFC's
                       combined
acquisition of the
                       daily net
advisor
                       assets;
                       0.45% of any
                       excess over
                       $2 billion
--------------------------------------------------------------------------------
----------------
 Liberty New York      0.50% on the  March 27,      On June 19, 2001, the  On
February 15, 1995,
 Tax-Exempt Fund/      first $2      1995 (amended  Trustees approved the
shareholders approved
 Colonial(15)          billion of    January 1,     continuation of the    a
form of the
                       the state     1996)          current advisory
advisory agreement in
                       funds                        agreement
connection with LFC's
                       combined
acquisition of the
                       daily net
advisor
                       assets;
                       0.45% of any
                       excess over
                       $2 billion
--------------------------------------------------------------------------------
----------------
 Liberty Ohio          0.50% on the  March 27,      On June 19, 2001, the  On
February 15, 1995,
 Tax-Exempt Fund/      first $2      1995 (amended  Trustees approved the
shareholders approved
 Colonial              billion of    January 1,     continuation of the    the
advisory
                       the state     1996)          current advisory
agreement in
                       funds                        agreement
connection with LFC's
                       combined
acquisition of the
                       daily net
advisor
                       assets;
                       0.45% of any
                       excess over
                       $2 billion
--------------------------------------------------------------------------------
----------------
 Liberty Global Young  0.85%         November 15,   On October 17, 2000,   On
November 15, 2000,
 Investor Fund/Stein                 2000           the Trustees approved  the
sole shareholder
 Roe(16)                                            a form of the current
approved the current
                                                    advisory agreement
advisory agreement in

connection with the

organization of the
                                                                           fund
--------------------------------------------------------------------------------
----------------


                                       A1-6

LIBERTY FUNDS TRUST VI


--------------------------------------------------------------------------------
----------------
                        ADVISORY                   DESCRIPTION OF TRUSTEE
DATE OF LAST
                        FEE RATE                      ACTION REGARDING
SUBMISSION OF CURRENT
                        SCHEDULE       DATE OF        CURRENT ADVISORY
ADVISORY AGREEMENT FOR
                       (AS A % OF      CURRENT        AGREEMENT SINCE
SHAREHOLDER APPROVAL
       NAME OF        AVERAGE DAILY    ADVISORY     BEGINNING OF FUND'S
AND REASON FOR
    FUND/ADVISOR       NET ASSETS)    AGREEMENT       LAST FISCAL YEAR
SUBMISSION
--------------------------------------------------------------------------------
----------------
 Liberty Small-Cap     0.80%; 0.70%  October 1,     On June 19, 2001, the  On
September 30,
 Value Fund/           in excess of  1997 (amended  Trustees approved the  1987,
shareholders
 Colonial              $1 billion    June 19, 1998  continuation of the
approved the current
                                     and July 1,    current advisory
advisory agreement in
                                     2001)          agreement
connection with a fee

increase proposal
--------------------------------------------------------------------------------
----------------
 Liberty Growth &      0.80%; 0.70%  March 27,      On June 19, 2001, the  On
February 15, 1995,
 Income Fund/          on assets     1995 (amended  Trustees approved the
shareholders approved
 Colonial(17)          over          January 1,     continuation of the    a
form of the
                       $1 billion    1996)          current advisory
advisory agreement in
                                                    agreement
connection with LFC's

acquisition of the

advisor
--------------------------------------------------------------------------------
----------------
 Liberty Newport Asia  1.00%         August 25,     On June 19, 2001, the  On
August 25, 1998,
 Pacific Fund/                       1998           Trustees approved the  the
sole shareholder
 Newport(18)                                        continuation of the
approved the current
                                                    current advisory
advisory agreement in
                                                    agreement
connection with the

organization of the
                                                                           fund
--------------------------------------------------------------------------------
----------------


LIBERTY FUNDS TRUST VII


--------------------------------------------------------------------------------
----------
 Liberty Newport       1.00%;      April 3, 1995  On June 19, 2001,    On April
3, 1995,
 Tiger Fund/           0.75% over  (amended       the Trustees
shareholders
 Newport               $100        October 1,     approved the         approved
the
                       million;    1997)          continuation of the  current
advisory
                       0.70% over                 current advisory     agreement
in
                       $1.5                       agreement
connection with
                       billion;                                        LFC's
acquisition
                       0.65% over                                      of the
advisor
                       $2.5
                       billion
--------------------------------------------------------------------------------
----------
 Liberty Newport       0.95%       November 8,    On June 19, 2001,    On
November 8,
 Europe Fund/                      1999           the Trustees         1999, the
sole
 Newport(19)                                      approved the
shareholder
                                                  continuation of the  approved
the
                                                  current advisory     current
advisory
                                                  agreement            agreement
in

connection with the

organization of the
                                                                       fund
--------------------------------------------------------------------------------
----------


                                       A1-7

LIBERTY FLOATING RATE ADVANTAGE FUND(20)



--------------------------------------------------------------------------------
-------
                                          DESCRIPTION OF TRUSTEE      DATE OF
LAST
                                             ACTION REGARDING    SUBMISSION OF
CURRENT
  ADVISORY FEE RATE                          CURRENT ADVISORY    ADVISORY
AGREEMENT FOR
 SCHEDULE (AS A % OF        DATE OF          AGREEMENT SINCE      SHAREHOLDER
APPROVAL
  AVERAGE DAILY NET    CURRENT ADVISORY    BEGINNING OF FUND'S       AND REASON
FOR
       ASSETS)             AGREEMENT         LAST FISCAL YEAR
SUBMISSION
--------------------------------------------------------------------------------
-------
        0.45%          January 14, 2000    On June 19, 2001, the  On January 14,
2000,
                                           Trustees approved the  the sole
shareholder
                                           continuation of the    approved the
current
                                           current advisory       advisory
agreement in
                                           agreement              connection
with the
                                                                  organization
of the
                                                                  fund
--------------------------------------------------------------------------------
-------


 (1) Effective July 1, 2001, the Fund's advisor voluntarily agreed to waive 0.05% reducing the advisory fee to 0.45% of the average daily net assets.


 (2) The Fund's advisor has agreed to bear the Fund's expenses such that "other expenses" do not exceed 0.25% of the first $100 million of average net assets and 0.50% of average net assets over $100 million annually. The advisor will be able to recoup expense reimbursement payments made to the Fund during the first three years that the Fund's shares were offered for sale. This will be accomplished by the payment of an expense reimbursement fee by the Fund to the advisor computed and paid monthly, with a limitation that immediately after such payment the Fund's "other expenses" will not exceed 0.25% of the first $100 million of average net assets and 0.50% of average net assets over $100 million annually. This arrangement may be modified or terminated at any time by the advisor.



 (3) The Fund's advisor has agreed to bear the Fund's expenses such that "other expenses" do not exceed 0.50% of average daily net assets annually. The advisor will be able to recoup expense reimbursement payments made to the Fund during the first three years that the Fund's shares were offered for sale. This will be accomplished by the payment of an expense reimbursement fee by the Fund to the advisor computed and paid monthly, with a limitation that immediately after such payment the Fund's "other expenses" will not exceed 0.50% of average daily net assets annually. This arrangement may be modified or terminated at any time by the advisor.



 (4) The Fund's advisor has voluntarily agreed to waive advisory and administration fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.25% of average daily net assets. This arrangement may be modified or terminated at any time by the advisor.


 (5) The Fund's advisor and administrator have voluntarily agreed to waive advisory and administration fees and reimburse the Fund for certain

                                       A1-8
     expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.75% of average daily net assets. For the fiscal year ended August 31, 2000, total annual fund operating expenses did not exceed 1.75% of average daily net assets. This arrangement may be modified or terminated by the advisor or administrator at any time.


 (6) The Fund's advisor and administrator have voluntarily agreed to waive advisory and administration fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.90% of average daily net assets. This arrangement may be modified or terminated at any time by the advisor.



 (7) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, transfer agency fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.01% of average daily net assets. This arrangement may be modified or terminated at any time by the advisor.



 (8) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, transfer agency fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00% of average daily net assets. This arrangement may be modified or terminated at any time by the advisor.



 (9) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, transfer agency fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.55% of average daily net assets. This arrangement may be modified or terminated at any time by the advisor.



(10) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, transfer agency fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00% of average daily net assets. This arrangement may be modified or terminated at any time by the advisor.


(11) Effective July 1, 1995, the management fee applicable to the Fund was reduced by 0.05% annually on the average daily net assets of the Fund between $2 billion and $3 billion. Effective July 1, 2001, the Fund's advisor voluntarily agreed to waive 0.03% reducing the advisory fee to 0.57% of the

                                       A1-9
     first $1 billion; 0.052% in excess of $1 billion; 0.47% in excess of $3 billion and 0.42% in excess of $4 billion of the Fund's average daily net assets. This arrangement may be modified or terminated at any time by the advisor.



(12) The Fund pays the advisor a monthly fee at the annual rate of 0.65% of the Fund's average daily net assets. However, the advisor has voluntarily agreed to waive its fee so that it will not exceed 0.60% of the average daily net assets in excess of $1 billion. This arrangement may be modified or terminated at any time by the advisor.



(13) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.60% of average net assets. This arrangement may be modified or terminated at any time by the advisor.



(14) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75% of average net assets. This arrangement may be modified or terminated at any time by the advisor.



(15) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.60% of average net assets. This arrangement may be modified or terminated at any time by the advisor.



(16) The Fund's advisor has voluntarily agreed to waive management fees so that total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.50%. This arrangement may be modified or terminated at any time by the advisor.



(17) Effective November 1, 1998, the Fund's advisor voluntarily agreed to reduce the fee from 0.70% to 0.60% on assets over $1 billion. This arrangement may be modified or terminated at any time by the advisor.



(18) The Fund's advisor and administrator have voluntarily agreed to waive advisory and administration fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.90%. This arrangement may be modified or terminated at any time by the advisor.


                                      A1-10

(19) The Fund's advisor has agreed to bear the Fund's expenses such that "other expenses" do not exceed 0.55% annually. These payments made by the advisor on behalf of the Fund are subject to reimbursement by the Fund to the advisor. This will be accomplished by the payment of an expense reimbursement fee by the Fund to the advisor computed and paid monthly, with a limitation that immediately after such payment the Fund's "other expenses" will not exceed 0.55% annually. This arrangement may be modified or terminated at any time by the advisor.



(20) Stein Roe is the Advisor for the Liberty Floating Rate Advantage Fund.


                                      A1-11

                                                                     APPENDIX A2

                            SUB-ADVISORY AGREEMENTS


--------------------------------------------------------------------------------
-------------------
                       SUB-ADVISORY                 DESCRIPTION OF TRUSTEE
DATE OF LAST
                         FEE RATE                      ACTION REGARDING
SUBMISSION OF CURRENT
                         SCHEDULE       DATE OF        CURRENT ADVISORY
SUB-ADVISORY AGREEMENT
                        (AS A % OF      CURRENT        AGREEMENT SINCE     FOR
SHAREHOLDER APPROVAL
    NAME OF FUND/     AVERAGE DAILY   SUB-ADVISORY   BEGINNING OF FUND'S
AND REASON FOR
     SUB-ADVISOR      NET ASSETS)(1)   AGREEMENT       LAST FISCAL YEAR
 SUBMISSION
--------------------------------------------------------------------------------
-------------------
 Liberty Tax-Managed   0.20% times    January 1,     On June 19, 2001,
Shareholders approved
 Growth Fund/Stein     (perform-      2001           the Trustees approved  the
agreement on
 Roe Investment        ance                          the continuation of
December 27, 2000, in
 Counsel               adjustment                    the current sub-
connection with the
                       rate of 1.25,                 advisory agreement
appointment of SRIC as
                       1.00 or 0.75)
sub-advisor
--------------------------------------------------------------------------------
-------------------
 Liberty Tax-Managed   0.20% times    January 1,     On June 19, 2001, the
Shareholders approved
 Growth Fund II/Stein  (perform-      2001           Trustees approved the  the
agreement on
 Roe Investment        ance                          continuation of the
December 27, 2000, in
 Counsel               adjustment                    current sub- advisory
connection with the
                       rate of 1.25,                 agreement
appointment of SRIC as
                       1.00 or 0.75)
sub-advisor
--------------------------------------------------------------------------------
-------------------
 The Liberty           0.40%          February 26,   On June 19, 2001, the
Shareholders approved
 Fund/Nordea                          2001           Trustees approved the  the
agreement on
                                                     continuation of the
December 27, 2000, in
                                                     current sub-advisory
connection with the
                                                     agreement
appointment of Nordea
                                                                            as
sub-advisor
--------------------------------------------------------------------------------
-------------------
 Liberty Global Young  0.85%          November 15,   On June 19, 2001, the  On
November 15, 2000,
 Investor Fund/Wanger                 2000           Trustees approved the  the
sole shareholder
                                                     continuation of the
approved the current
                                                     current sub-advisory   sub-
advisory agreement
                                                     agreement              in
connection with the

organization of the
                                                                            fund
--------------------------------------------------------------------------------
-------------------



(1) Each Fund's Advisor is solely responsible for paying the Sub-Advisory Fee to the Sub-Advisor from the fees it collects from the Fund.


                                       A2-1

                                                                     APPENDIX A3


                       PORTFOLIO MANAGEMENT AGREEMENTS(1)



--------------------------------------------------------------------------------
------------------
                        PORTFOLIO                  DESCRIPTION OF TRUSTEE
DATE OF LAST
                       MANAGEMENT                     ACTION REGARDING
SUBMISSION OF
                        FEE RATE       DATE OF       CURRENT PORTFOLIO
CURRENT PORTFOLIO
                        SCHEDULE       CURRENT           MANAGEMENT
MANAGEMENT AGREEMENT
                       (AS A % OF     PORTFOLIO       AGREEMENT SINCE     FOR
SHAREHOLDER APPROVAL
                      AVERAGE DAILY   MANAGEMENT    BEGINNING OF FUND'S
AND REASON FOR
NAME OF FUND           NET ASSETS)    AGREEMENT       LAST FISCAL YEAR
SUBMISSION
--------------------------------------------------------------------------------
------------------
 Liberty Money Market  0.25% up to   August 15,     On June 19, 2001, the  On
February 15, 1995,
 Fund                  $500          1995           Trustees approved the
shareholders approved a
                       million;      (effective     continuation of the    form
of the advisory
                       0.225% on     March 2,       current advisory
agreement in connection
                       next $500     1998, for      agreement              with
LFC's acquisition
                       million;      this fund)                            of
the advisor
                       0.20% in
                       excess of $1
                       billion (as
                       a feeder
                       fund of SR&F
                       Cash
                       Reserves
                       Portfolio)
--------------------------------------------------------------------------------
------------------
 Liberty Municipal     0.25% (as a   August 15,     On June 19, 2001, the  On
September 15, 1995,
 Money Market Fund     feeder fund   1995           Trustees approved the
shareholders approved
                       of SR&F       (effective     continuation of the    the
current advisory
                       Municipal     September 28,  current advisory
agreement in connection
                       Money Market  1995 for this  agreement              with
the fund's
                       Portfolio)    fund)
conversion to a "master

fund/feeder fund"

structure
--------------------------------------------------------------------------------
------------------



(1)Stein Roe is the Portfolio Manager for both Funds.


                                       A3-1

                                                                     APPENDIX B1


NOTE: BRACKETED TEXT APPEARS ONLY IN THE ADVISORY AGREEMENT WITH THE ADVISORS INDICATED. TO IDENTIFY THE ADVISOR THAT SERVES YOUR FUND, SEE APPENDIX A1.


                     FORM OF INVESTMENT ADVISORY AGREEMENT


[VARIATION 1 OF 2 -- COLONIAL, CRABBE HUSON, STEIN ROE AND THE FOLLOWING NEWPORT
FUNDS: LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT ASIA PACIFIC FUND, LIBERTY NEWPORT INTERNATIONAL EQUITY FUND, LIBERTY NEWPORT GLOBAL EQUITY FUND AND LIBERTY NEWPORT EUROPE FUND]



                              MANAGEMENT AGREEMENT



AGREEMENT dated as of [    ], 2001, between LIBERTY FUNDS TRUST [       ], a
Massachusetts business trust (Trust), with respect to [    ] FUND (Fund), and
[         ], a [         ] corporation (Advisor).



In consideration of the promises and covenants herein, the parties agree as follows:



1. The Advisor will manage the investment of the assets of the Fund in accordance with its prospectus and statement of additional information and will perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Advisor may delegate its investment responsibilities to a sub-advisor.



2.   In carrying out its investment management obligations, the Advisor shall:



   (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in its prospectus and statement of additional information; and (c) report results to the Board of Trustees of the Trust.



    [FOR COLONIAL AND CRABBE HUSON ONLY



3.   The Advisor shall furnish at its expense the following:



   (a) office space, supplies, facilities and equipment; (b) executive and other personnel for managing the affairs of the Fund (including preparing financial information of the Fund and reports and tax returns required to be filed with public authorities, but exclusive of those related to custodial, transfer, dividend and plan agency services, determination of net asset value and


                                       B1-1
   maintenance of records required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder (1940 Act)); and (c) compensation of Trustees who are directors, officers, partners or employees of the Advisor or its affiliated persons (other than a registered investment company).]



4. The Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.



5.   The Fund shall pay the Advisor monthly a fee at the annual rate of [    ]%.



    [FOR COLONIAL, CRABBE HUSON AND NEWPORT ONLY



6. If the operating expenses of the Fund for any fiscal year exceed the most restrictive applicable expense limitation for any state in which shares are sold, the Advisor's fee shall be reduced by the excess but not to less than zero. Operating expenses shall not include brokerage, interest, taxes, deferred organization expenses, Rule 12b-1 distribution fees, service fees and extraordinary expenses, if any. The Advisor may waive its compensation (and bear expenses of the Fund) to the extent that expenses of the Fund exceed any expense limitation the Advisor declares to be effective.]



7. The Advisor may waive its compensation (and bear expenses of the Fund) to the extent that expenses of the Fund exceed any expense limitation the Advisor declares to be effective.



8.   Agreement shall become effective as of the date of its execution, and



   (a) unless otherwise terminated, shall continue until two years from its date of execution and from year to year thereafter so long as approved annually in accordance with the 1940 Act; (b) may be terminated without penalty on sixty days' written notice to the Advisor either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund;
   (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Advisor on sixty days' written notice to the Trust.



9.   This Agreement may be amended in accordance with the 1940 Act.



    [FOR STEIN ROE ONLY



10. The Advisor shall maintain, keep current and preserve on behalf of the Fund, in the manner required by the 1940 Act, records identified by the Trust from time to time. Advisor agrees to make such records available upon request to the Trust and its auditors during regular business hours at the Advisor's offices. Advisor further agrees that such records are the property of the Trust and will be surrendered to the Trust promptly upon request.]


                                       B1-2

11. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares", "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.



12. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or reckless disregard of its obligations and duties hereunder, the Advisor shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.


LIBERTY FUNDS TRUST [    ] ON BEHALF OF

[         ] FUND

By:
    ----------------------------------
    [            ]


[ADVISOR]

By:
    ----------------------------------
    [            ]


A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.


                                       B1-3

                     FORM OF INVESTMENT ADVISORY AGREEMENT


[VARIATION 2 OF 2 -- NEWPORT (FOR THE LIBERTY NEWPORT TIGER FUND ONLY)]


                        INVESTMENT MANAGEMENT AGREEMENT

Investment Management Agreement dated [         ], by and between LIBERTY TRUST
VII, a Massachusetts business trust (the "Trust"), and NEWPORT FUND MANAGEMENT, INC., a Virginia corporation (the "Investment Manager"), a registered investment corporation (the "Investment Manager"), a registered investment adviser under the Investment Advisers Act of 1940, as amended.

WHEREAS, the Trust is registered as a diversified, open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust desires to retain the Investment Manager to furnish investment advisory and management services to a certain portfolio of the Trust, and the Investment Manager is willing to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

1. APPOINTMENT. The Trust hereby appoints the Investment Manager to act as investment manager to the Liberty Newport Tiger Fund series of the Trust (the "Portfolio") for the period and on the terms set forth in this Agreement. The Investment Manager accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. DELIVERY OF DOCUMENTS. The Trust has furnished (or will furnish when available) the Investment Manager with copies properly certified or authenticated of each of the following:

(a)  The Trust's Declaration of Trust dated July 3, 1991, as amended to date;

(b)  The Trust's By-laws, as amended to date;

(c)  Resolutions of the Trust's Board of Trustees approving this Agreement;

                                       B1-4

(d) The Trust's Registration Statement on Form N-IA (or any successor form adopted by the Securities and Exchange Commission (the "SEC") under the 1940 Act and under the Securities Act of 1933 as amended (the "1933 Act"), relating to shares of beneficial interest in the Portfolio (herein called the "Shares") as filed with the SEC, and all amendments thereto;

(e) The Trust's Prospectus and Statement of Additional Information for the Portfolio, as currently in effect (such Prospectus and Statement of Additional Information as presently in effect and all amendments and supplements thereto are herein called the "Prospectus" and "Statement of Additional Information", respectively").

The Trust will furnish the Investment Manager from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing.

3. MANAGEMENT. Subject to the supervision of the Trust's Board of Trustees, the Investment Manager will provide a continuous investment program for the Portfolio, including investment research and management with respect to all securities and investments and cash and cash equivalents in the Portfolio. The Investment Manager will determine from time to time what securities and other investments will be purchased, retained or sold by the Portfolio. The Investment Manager will provide the services under this Agreement in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Prospectus and Statement of Additional Information. The Investment Manager further agrees that it:

(a) will conform with all applicable Rules and Regulations of the SEC and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities;

(b) will place orders pursuant to its investment determinations for the Portfolio either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Investment Manager will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Investment Manager, may, in its

                                       B1-5
     description, purchase and sell portfolio securities to and from brokers and dealers who provide the Investment Manager or the Portfolio with research advice and other services, or who sell Portfolio shares, as permitted by law, including but not limited to Section 28(e) of the Securities Exchange Act of 1934, as amended. In no instance will portfolio securities be purchased from or sold to the Investment Manager or any affiliated person of the Investment Manager as principal;

(c) will provide, or cause its affiliates to provide, all necessary executive personnel for the Fund, the salaries and expenses of such personnel to be borne by the Investment Managers or its affiliates;

(d) will provide, or cause its affiliates to provide, at its or their own cost, all office space and facilities necessary for the activities of the Trust.

Notwithstanding the foregoing, the Investment Manager may obtain the services of one or more investment counsel to act as a sub-advisor to the Portfolio. The cost of employing such counselor or sub-advisor will be paid by the Investment Manager and not by the Portfolio.

4. SERVICES NOT EXCLUSIVE. The investment management services furnished by the Investment Manager hereunder are not to be deemed exclusive, and the Investment Manager shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

5. BOOKS AND RECORDS. In compliance with the requirements of the 1940 Act, the Investment Manager hereby agrees that all records which it maintains for the Trust are the property of the Trust, and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Investment Manager further agrees to preserve for the periods prescribed by the 1940 Act the records required to be maintained by the 1940 Act.

6. EXPENSES. During the term of this Agreement, the Investment Manager will pay all expenses incurred by it in connection with its investment management of the Portfolio.

The Trust or the Portfolio as appropriate, shall bear all expenses of its operations and business not specifically assumed or agreed to be paid by the Investment Manager, its affiliates, or other third parties. In

                                       B1-6
particular, but without limiting the generality of the foregoing, the Trust or the Portfolio, as appropriate, shall pay:

 (1) Taxes;

 (2) Brokerage fees and commissions with regard to portfolio transactions of the Portfolio;

 (3) Interest charges, fees and expenses of the custodian of the Portfolio's securities;

 (4) Fees and expenses of the Trust's transfer agent and administrator relating to the Portfolio;

 (5) Auditing and legal expenses;

 (6) Cost of maintenance of the Trust's existence;

 (7) The proportionate share of compensation of directors of the Trust who are not interested persons of the Investment Manager as that term is defined by law;

 (8) Costs of shareholder and trustee meetings of the Trust;

 (9) Federal and State registration fees expenses;

(10) Costs of printing and mailing Prospectuses and Statements of Additional Information for the Portfolio's shares, reports and notices to existing shareholders;

(11) The Investment Management fee payable to the Investment Manager, as provided in paragraph 7 herein;

(12) Costs of record keeping and daily pricing, and;

(13) Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of the Portfolio.

At the request of the Trust, the Investment Manager may arrange for any such services on behalf of the Trust. If the Investment Manager makes any payment therefor, or incurs any cost in connection therewith, the Trust shall promptly reimburse such amounts to the Investment Manager.

If the expenses projected to be borne by the Portfolio (exclusive of interest, brokerage commissions, taxes and extraordinary items, but inclusive of investment management fee) in any fiscal year are expected

                                       B1-7
to exceed any applicable state expense limitation provision to which the Portfolio is subject, the Investment Management fee payable by the Portfolio to the Investment Manager shall be reduced on each day such fee is accrued to the extent of that day's portion of such excess expenses. The amount of such reduction shall not exceed the actual amount of the Investment Management fee otherwise payable in such year. Any excess reduction accrued shall be payable to the Investment Manager by the Trust on behalf of the Portfolio within five (5) business days after the amount of such excess is determined.

7. COMPENSATION. For the services provided and the expenses assumed by the Investment Manager pursuant to this Agreement, the Portfolio will pay the Investment Manager and the Investment Manager will accept as full compensation a management fee, accrued daily and payable within five (5) business days after the last business day of each month, at the annual rate of 1.00% on the first $100 million of the aggregate net assets of the Portfolio, 0.75% in excess of $100 million, 0.70% in excess of $1.5 billion and 0.65% in excess of $2.5 billion.

8. LIMITATION OF LIABILITY. The Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Portfolio in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

9. DURATION AND TERMINATION. This Agreement shall become effective on the date first above written and, unless sooner terminated as provided herein, shall
continue in effect until [            ]. Thereafter, this Agreement shall be
renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Trustees of the Trust or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio. Notwithstanding the foregoing, this Agreement may be terminated by the Trust on behalf of the Portfolio or by the Investment Manager at any time on sixty (60) days written notice, without the

                                       B1-8
payment of any penalty, provided that termination by the Portfolio must be authorized either by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Except as permitted by the 1940 Act or any rule thereunder or any exemptive order or no-action letter issued by the SEC thereunder, no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act)

11. LIMITATION OF LIABILITY OF TRUST. The term "Liberty Trust VII" means and refers to the trustees from time to time serving under the Declaration of Trust dated July 3, 1991 as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees of the Trust and this Agreement has been signed by an authorized officer of the Trust acting as such, and neither such authorization by such trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

13. USE OF NAME. The Trust and the Portfolio may use the names "Liberty", "Liberty Financial", "Colonial" or "Newport" only for so long

                                       B1-9
as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Investment Manager as investment adviser.

14. NOTICE. Any notice to be given as required herein may be given by personal notification or by first class mail, postage prepaid, to the party specified at the address stated below:

(a)  To the Trust or the Portfolio at:

Liberty Trust VII
One Financial Center
Boston, MA 02111

(b)  To the Investment Manager at:

Newport Pacific Management, Inc.
580 California Street, Suite 1960
San Francisco, CA 94104

15. APPLICABLE LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

NEWPORT FUND MANAGEMENT, INC.

By:
   ------------------------------------

LIBERTY NEWPORT TIGER FUND
By: LIBERTY FUNDS TRUST VII

By:
   ------------------------------------

                                      B1-10

                                                                     APPENDIX B2



NOTE: BRACKETED TEXT APPEARS ONLY IN THE SUB-ADVISORY AGREEMENT WITH THE SUB-ADVISOR INDICATED. TO IDENTIFY THE SUB-ADVISOR THAT SERVES YOUR FUND, SEE APPENDIX A-2.



                         FORM OF SUB-ADVISORY AGREEMENT



[SUB-ADVISORY AGREEMENT FOR SRIC, NORDEA AND LWAM]



                             SUB-ADVISORY AGREEMENT



SUB-ADVISORY AGREEMENT, dated this [  ] day of [         ], 2001, by and among
[              ] (the "Advisor") and [              ] (the "Sub-Advisor") [FOR
NORDEA/LWAM ONLY: and LIBERTY FUNDS TRUST [              ] (the "Trust"), on
behalf of [              ] FUND (the "Fund").]



                                  WITNESSETH:



WHEREAS, the Advisor provides Liberty Tax-Managed Growth Fund II (the "Fund"), a series of Liberty Funds Trust I (the "Trust"), an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), business services pursuant to the terms and conditions of an investment
advisory agreement dated [         ], 2001 (the "Advisory Agreement") between
the Advisor and the Trust, on behalf of the Fund; and



WHEREAS, the Sub-Advisor is willing to provide services to the Advisor on the terms and conditions hereinafter set forth.



NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:



1. DUTIES OF THE SUB-ADVISOR. Subject to the supervision of the Trustees of the Trust and the Advisor, the Sub-Advisor will: (a) manage the investment of the assets of the Fund in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's then current Prospectus (the "Prospectus") and Statement of Additional Information (the "Statement") as provided by the Advisor to the Sub-Advisor and in compliance with the 1940 Act and the rules, regulations and orders thereunder; (b) place purchase and sale orders for portfolio transactions for the Fund; (c) evaluate such economic, statistical and

                                       B2-1
financial information and undertake such investment research as it shall believe advisable; (d) employ professional portfolio managers to provide research services to the Fund; and (e) report results to the Board of Trustees of the Trust. The Advisor agrees to provide the Sub-Advisor with such assistance as may be reasonably requested by the Sub-Advisor in connection with its activities under this Agreement, including, without limitation, information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund's affairs.



Should the Trustees of the Trust or the Advisor at any time make any determination as to investment policy and notify the Sub-Advisor thereof in writing, the Sub-Advisor shall be bound by such determination for the period, if any, specified in such notice or until notified that such determination has been revoked. Further, the Advisor or the Trustees of the Trust may at any time, upon written notice to the Sub-Advisor, suspend or restrict the right of the Sub-Advisor to determine what assets of the Fund shall be purchased or sold and what portion, if any, of the Fund's assets shall be held uninvested. It is understood that the Advisor undertakes to discuss with the Sub-Advisor any such determinations of investment policy and any such suspension or restrictions on the right of the Sub-Advisor to determine what assets of the Fund shall be purchased or sold or held uninvested, prior to the implementation thereof.



2. CERTAIN INFORMATION TO THE SUB-ADVISOR. Copies of the Prospectus [AND/ ,] the Statement [FOR SRIC ONLY: , and the Trust's Declaration of Trust] have been or will be delivered to the Sub-Advisor. The Advisor agrees to notify the Sub-Advisor of each change in the investment policies of the Fund and to provide to the Sub-Advisor as promptly as practicable copies of all amendments and supplements to the Prospectus [AND/ ,] the Statement [FOR SRIC ONLY: , and the Trust's Declaration of Trust.] In addition, the Advisor will promptly provide the Sub-Advisor with any procedures applicable to the Sub-Advisor adopted from time to time by the Trustees of the Trust and agrees to provide promptly to the Sub-Advisor copies of all amendments thereto. [FOR SRIC ONLY: The Sub-Advisor will be entitled to rely on all documents furnished to it by the Advisor.]



3. EXECUTION OF CERTAIN DOCUMENTS. Subject to any other written instructions of the Advisor and the Trustees of the Trust, the Sub-Advisor is hereby appointed the Advisor's and the Trust's agent and


                                       B2-2
attorney-in-fact to execute account documentation, agreements, contracts and other documents as the Sub-Advisor shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Fund.



4. REPORTS. The Sub-Advisor shall furnish to the Trustees of the Trust or the Advisor, or both, as may be appropriate, quarterly reports of its activities on behalf of the Fund, as required by applicable law or as otherwise reasonably requested from time to time by the Trustees of the Trust or the Advisor, and such additional information, reports, evaluations, analyses and opinions as the Trustees of the Trust or the Advisor, as appropriate, may reasonably request from time to time.



5. COMPENSATION OF THE SUB-ADVISOR. [FOR SRIC ONLY: For the services to be rendered by the Sub-Advisor under this Agreement, the Advisor shall pay to the Sub-Advisor a monthly fee, payable within 10 business days after the last day of each month, composed of a basic fee and a performance adjustment. The basic fee shall be calculated at the end of each month by applying one-twelfth of the basic fee rate (0.20%) to the average of the net assets of the Fund (computed in the manner set forth in the Prospectus or Statement) determined as of the close of business on each business day throughout the month. The performance adjustment shall be determined by multiplying the basic fee by the performance adjustment rates set forth below. The resulting calculation is the total monthly fee paid by the Advisor to the Sub-Advisor. The performance adjustment rate shall be readjusted at the end of each calendar quarter based on the Fund's ranking in Morningstar, Inc.'s Large Blend category for domestic equity funds. The rates applicable to each ranking are as follows:



----------------------------------------------------------------
     MORNINGSTAR RANKING           PERFORMANCE ADJUSTMENT RATE
----------------------------------------------------------------
          Quartile 1                           1.25
----------------------------------------------------------------
          Quartile 2                           1.00
----------------------------------------------------------------
          Below Median                         0.75
----------------------------------------------------------------



For the calendar quarter beginning [              ], 2001, and for each calendar
quarter thereafter until [              ], 2003, the performance adjustment rate
shall be the rate applicable to the Fund's Morningstar ranking for the period beginning with the commencement of the Fund's operations and ending on the last day of the prior calendar quarter. For


                                       B2-3
the calendar quarter beginning [              ], 2003, and for each calendar
quarter thereafter, the performance adjustment rate shall be the rate applicable to the Fund's Morningstar ranking for the three-year period ending on the last day of the most recent calendar quarter. In the event this Agreement is terminated during any month, the basic fee rate and performance adjustment rate shall be applied to net assets averaged over that month ending on the last business day on which this Agreement is in effect. Notwithstanding the above, the annual compensation payable to the Sub-Advisor under this Agreement and the
Sub-Advisory Agreement between the parties, dated on or about [              ],
2001, with respect to [Liberty Tax-Managed Growth Fund/Liberty-Tax Managed Growth Fund II] (collectively, the "Sub-Advisory Agreements") shall not be less than $350,000 in the aggregate. If the compensation paid to the Sub-Advisor under the Sub-Advisory Agreements for any calendar year is less than $350,000 in the aggregate, the Advisor, as soon as practicable after the end of the year, shall pay the Sub-Advisor the difference between $350,000 and the amount the Advisor has paid the Sub-Advisor under the Sub-Advisory Agreements for that year. The Sub-Advisor will pay its expenses incurred in performing its duties under this Agreement. Neither the Trust nor the Fund shall be liable to the Sub-Advisor for the compensation of the Sub-Advisor.]



[FOR NORDEA/LWAM ONLY: For the services to be rendered by the Sub-Advisor under this Agreement, the Advisor shall pay to the Sub-Advisor compensation, computed
and paid monthly in arrears in U.S. dollars, at an annual rate of   % of the
average daily net asset value of the portion of the Fund's assets under management by the Sub-Advisor. If the Sub-Advisor shall serve for less than the whole of any month, the compensation payable to the Sub-Advisor with respect to the Fund will be prorated. The Sub-Advisor will pay its expenses incurred in performing its duties under this Agreement. Neither the Trust nor the Fund shall be liable to the Sub-Advisor for the compensation of the Sub-Advisor. For the purpose of determining fees payable to the Sub-Advisor, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Prospectus and/or Statement.]



6. LIMITATION OF LIABILITY OF THE SUB-ADVISOR. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith


                                       B2-4
or gross negligence in the performance of its duties and obligations hereunder. The Trust, on behalf of the Fund, may enforce any obligations of the Sub-Advisor under this Agreement and may recover directly from the Sub-Advisor for any liability it may have to the Fund.



[FOR NORDEA/LWAM ONLY:



7. ACTIVITIES OF THE SUB-ADVISOR. The services of the Sub-Advisor to the Fund are not deemed to be exclusive, the Sub-Advisor being free to render investment advisory and/or other services to others.]



8. COVENANTS OF THE SUB-ADVISOR. The Sub-Advisor agrees that it (a) will not deal with itself, "affiliated persons" of the Sub-Advisor, the Trustees of the Trust or the Fund's distributor, as principals, agents, brokers or dealers in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act and the rules, regulations and orders thereunder and subject to the prior written approval of the Advisor, and except in accordance with Rule 17e-1 procedures as approved by the Trustees from time to time and (b) will comply with all other provisions of the then-current Prospectus and Statement as provided by the Advisor to the Sub-Advisor relative to the Sub-Advisor and its trustees, officers, employees and affiliates.



9. REPRESENTATIONS, WARRANTIES AND ADDITIONAL AGREEMENTS OF THE SUB-ADVISOR. The Sub-Advisor represents, warrants and agrees that:



(a) It: (i) is registered as an investment Advisor under the U.S. Investment Advisors Act of 1940, as amended (the "Advisors Act") and is registered under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment Advisor in order to perform its obligations under this Agreement, and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisors Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable Federal or State requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will immediately notify the Advisor in writing of the occurrence of any event that would disqualify


                                       B2-5
the Sub-Advisor from serving as an investment Advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) will immediately notify the Advisor in writing of any change of control of the Sub-Advisor or any parent of the Sub-Advisor resulting in an "assignment" of this Agreement.



(b) It will maintain, keep current and preserve on behalf of the Fund, in the manner and for the periods of time required or permitted by the 1940 Act and the rules, regulations and orders thereunder and the Advisors Act and the rules, regulations and orders thereunder, records relating to investment transactions made by the Sub-Advisor for the Fund as may be reasonably requested by the Advisor or the Fund from time to time. The Sub-Advisor agrees that such records are the property of the Trust, and will be surrendered to the Trust promptly upon request.



(c) The Sub-Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Advisor and the Trust with a copy of such code of ethics, and upon any amendment to such code of ethics, promptly provide such amendment. At least annually the Sub-Advisor will provide the Trust and the Advisor with a certificate signed by the chief compliance officer (or the person performing such function) of the Sub-Advisor certifying, to the best of his or her knowledge, compliance with the code of ethics during the immediately preceding twelve (12) month period, including any material violations of or amendments to the code of ethics or the administration thereof.



(d) It has provided the Advisor and the Trust with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (the "SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Advisor and the Trust.



[FOR SRIC ONLY:



10. REPRESENTATION OF THE ADVISOR. The Advisor represents that (i) it is authorized to perform the services herein, (ii) the appointment of the Sub-Advisor has been duly authorized; and (iii) it will act in conformity with the Advisors Act.



11. NON-EXCLUSIVITY. The Advisor understands that the Sub-Advisor now acts, will continue to act, or may act in the future, as investment Advisor or investment sub-Advisor to fiduciary and other managed


                                       B2-6
accounts, and the Advisor has no objection to the Sub-Advisor so acting, provided that the Sub-Advisor duly performs all obligations under this Agreement. The Advisor also understands the Sub-Advisor may give advice and take action with respect to any of its other clients for its own account which may differ from the timing or nature of action taken by the Sub-Advisor, with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any security which the Sub-Advisor or its shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client.



12. FURTHER ASSURANCES. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.]



13. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective on the date first above written and shall govern the relations between the parties hereto thereafter, and shall remain in force until January 1, 2002 and from year to year thereafter but only so long as its continuance is "specifically approved at least annually" by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund. This Agreement may be terminated at any time without penalty on sixty days' written notice to the Sub-Advisor by vote of the Board of Trustees of the Trust, by "vote of a majority of the outstanding voting securities" of the Fund, or by the Advisor. This Agreement also may be terminated at any time without penalty by the Sub-Advisor on ninety days' written notice to the Advisor and Trust. This Agreement shall automatically terminate in the event of its "assignment" or in the event that the Advisory Agreement shall have terminated for any reason.



14. AMENDMENTS TO THIS AGREEMENT. This Agreement may be amended in accordance with the 1940 Act.



15. CERTAIN DEFINITIONS. The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities," "assignment," "control," "affiliated persons" and "interested person," when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the 1940 Act and the rules, regulations and orders thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.


                                       B2-7

16.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; DUTY TO UPDATE
INFORMATION. All representations and warranties made by the Advisor or Sub-Advisor pursuant to Sections 8 and 9 hereof shall survive for the duration of this Agreement and the representing party shall immediately notify, but in no event later than five (5) business days, the other party in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.



17. MISCELLANEOUS. This Agreement shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the Sub-Advisor's Secretary in the case of the Sub-Advisor, the Advisor's General Counsel in the case of the Advisor, and the Trust's Secretary in the case of the Fund, or such other person as a party shall designate by notice to the other parties. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof. The section headings of this Agreement are for convenience of reference and do not constitute a part hereof.



IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, and their respective seals to be hereto affixed, all as of the day and year first written above.



[                            ]

By:
   ---------------------------------
Name:
Title:



[                            ]

By:
   ---------------------------------
Name:
Title:



[                            ]

By:
   ---------------------------------
Name:
Title:


                                       B2-8

A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.


                                       B2-9

                                                                     APPENDIX B3

                     FORM OF PORTFOLIO MANAGEMENT AGREEMENT

                              MANAGEMENT AGREEMENT
                                    BETWEEN
                              SR&F BASE TRUST AND
                        STEIN ROE & FARNHAM INCORPORATED

SR&F BASE TRUST, a Massachusetts common law trust registered under the Investment Company Act of 1940 ("1940 Act") as an open-end diversified management investment company ("Trust"), hereby appoints STEIN ROE & FARNHAM INCORPORATED, a Delaware corporation registered under the Investment Advisers Act of 1940 as an investment adviser, of Chicago, Illinois ("Manager"), to furnish investment advisory and portfolio management services with respect to the portion of its assets represented by the shares of beneficial interest issued in each series listed in Schedule A hereto, as such schedule may be amended from time to time (each such series hereinafter referred to as "Portfolio"). Trust and Manager hereby agree that:

1. Investment Management Services. Manager shall manage the investment operations of Trust and each Portfolio, subject to the terms of this Agreement and to the supervision and control of Trust's Board of Trustees ("Trustees"). Manager agrees to perform, or arrange for the performance of, the following services with respect to each Portfolio:

(a) to obtain and evaluate such information relating to economies, industries, businesses, securities and commodities markets, and individual securities, commodities and indices as it may deem necessary or useful in discharging its responsibilities hereunder;

(b) to formulate and maintain a continuing investment program in a manner consistent with and subject to (i) Trust's agreement and declaration of trust and by-laws; (ii) the Portfolio's investment objectives, policies, and restrictions as set forth in written documents furnished by the Trust to Manager; (iii) all securities, commodities, and tax laws and regulations applicable to the Portfolio and Trust; and (iv) any other written limits or directions furnished by the Trustees to Manager;

(c) unless otherwise directed by the Trustees, to determine from time to time securities, commodities, interests or other investments to be purchased, sold, retained or lent by the Portfolio, and to implement those

                                       B3-1
decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected;

(d) to use reasonable efforts to manage the Portfolio so that it will qualify as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended;

(e) to make recommendations as to the manner in which voting rights, rights to consent to Trust or Portfolio action, and any other rights pertaining to Trust or the Portfolio shall be exercised;

(f) to make available to Trust promptly upon request all of the Portfolio's records and ledgers and any reports or information reasonably requested by the Trust; and

(g) to the extent required by law, to furnish to regulatory authorities any information or reports relating to the services provided pursuant to this Agreement.

Except as otherwise instructed from time to time by the Trustees, with respect to execution of transactions for Trust on behalf of a Portfolio, Manager shall place, or arrange for the placement of, all orders for purchases, sales, or loans with issuers, brokers, dealers or other counterparties or agents selected by Manager. In connection with the selection of all such parties for the placement of all such orders, Manager shall attempt to obtain most favorable execution and price, but may nevertheless in its sole discretion as a secondary factor, purchase and sell Portfolio securities from and to brokers and dealers who provide Manager with statistical, research and other information, analysis, advice, and similar services. In recognition of such services or brokerage services provided by a broker or dealer, Manager is hereby authorized to pay such broker or dealer a commission or spread in excess of that which might be charged by another broker or dealer for the same transaction if the Manager determines in good faith that the commission or spread is reasonable in relation to the value of the services so provided.

Trust hereby authorizes any entity or person associated with Manager that is a member of a national securities exchange to effect any transaction on the exchange for the account of a Portfolio to the extent permitted by and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Trust hereby consents to the retention by such entity or person of compensation for such transactions in accordance with Rule 11a-2-2(T)(a)(iv).

                                       B3-2

Manager may, where it deems to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for Trust or one or more Portfolios in order to obtain best execution or lower brokerage commissions. In such event, Manager shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in a manner it considers to be equitable and fair and consistent with its fiduciary obligations to Trust, the Portfolios, and Manager's other customers.

Manager shall for all purposes be deemed to be an independent contractor and not an agent of Trust and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Trust in any way.

2. Administrative Services. Manager shall supervise the business and affairs of Trust and each Portfolio and shall provide such services and facilities as may be required for effective administration of Trust and Portfolios as are not provided by employees or other agents engaged by Trust; provided that Manager shall not have any obligation to provide under this Agreement any such services which are the subject of a separate agreement or arrangement between Trust and Manager, any affiliate of Manager, or any third party administrator ("Administrative Agreements").

3. Use of Affiliated Companies and Subcontractors. In connection with the services to be provided by Manager under this Agreement, Manager may, to the extent it deems appropriate, and subject to compliance with the requirements of applicable laws and regulations and upon receipt of written approval of the Trustees, make use of (i) its affiliated companies and their directors, trustees, officers, and employees and (ii) subcontractors selected by Manager, provided that Manager shall supervise and remain fully responsible for the services of all such third parties in accordance with and to the extent provided by this Agreement. All costs and expenses associated with services provided by any such third parties shall be borne by Manager or such parties.

4. Expenses Borne by Trust. Except to the extent expressly assumed by Manager herein or under a separate agreement between Trust and Manager and except to the extent required by law to be paid by Manager, Manager shall not be obligated to pay any costs or expenses incidental to the organization, operations or business of the Trust.

                                       B3-3

Without limitation, such costs and expenses shall include but not be limited to:

(a) all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities, and other property;

(b) all charges for equipment or services used for obtaining price quotations or for communication between Manager or Trust and the custodian, transfer agent or any other agent selected by Trust;

(c) all charges for administrative and accounting services provided to Trust by Manager, or any other provider of such services;

(d) all charges for services of Trust's independent auditors and for services to Trust by legal counsel;

(e) all compensation of Trustees, other than those affiliated with Manager, all expenses incurred in connection with their services to Trust, and all expenses of meetings of the Trustees or committees thereof;

(f) all expenses incidental to holding meetings of holders of units of interest in the Trust ("Unitholders"), including printing and of supplying each record-date Unitholder with notice and proxy solicitation material, and all other proxy solicitation expense;

(g) all expenses of printing of annual or more frequent revisions of Trust prospectus(es) and of supplying each then-existing Unitholder with a copy of a revised prospectus;

(h) all expenses related to preparing and transmitting certificates representing Trust shares;

(i) all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Trustees;

(j) all brokers' commissions and other normal charges incident to the purchase, sale, or lending of portfolio securities;

(k) all taxes and governmental fees payable to Federal, state or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes;

(l) all expenses of registering and maintaining the registration of Trust under the 1940 Act and, to the extent no exemption is available, expenses of registering Trust's shares under the 1933 Act, of qualifying and maintaining qualification of Trust and of Trust's shares for sale

                                       B3-4
under securities laws of various states or other jurisdictions and of registration and qualification of Trust under all other laws applicable to Trust or its business activities;

(m)  all interest on indebtedness, if any, incurred by Trust or a Portfolio; and

(n) all fees, dues and other expenses incurred by Trust in connection with membership of Trust in any trade association or other investment company organization.

5. Allocation of Expenses Borne by Trust. Any expenses borne by Trust that are attributable solely to the organization, operation or business of a Portfolio shall be paid solely out of Portfolio assets. Any expense borne by Trust which is not solely attributable to a Portfolio, nor solely to any other series of shares of Trust, shall be apportioned in such manner as Manager determines is fair and appropriate, or as otherwise specified by the Board of Trustees.

6. Expenses Borne by Manager. Manager at its own expense shall furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement. Manager shall pay all expenses of establishing, maintaining, and servicing the accounts of Unitholders in each Portfolio listed in Exhibit A. However, Manager shall not be required to pay or provide any credit for services provided by Trust's custodian or other agents without additional cost to Trust.

In the event that Manager pays or assumes any expenses of Trust or a Portfolio not required to be paid or assumed by Manager under this Agreement, Manager shall not be obligated hereby to pay or assume the same or similar expense in the future; provided that nothing contained herein shall be deemed to relieve Manager of any obligation to Trust or a Portfolio under any separate agreement or arrangement between the parties.

7. Management Fee. For the services rendered, facilities provided, and charges assumed and paid by Manager hereunder, Trust shall pay to Manager out of the assets of each Portfolio fees at the annual rate for such Portfolio as set forth in Schedule B to this Agreement. For each Portfolio, the management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying

                                       B3-5
the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Portfolio, determined in the manner established by the Board of Trustees, as of the close of business on the last preceding business day on which the Portfolio's net asset value was determined.

8. Retention of Sub-Advisor. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, Manager may retain one or more sub-advisors at Manager's own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to Trust or one or more Portfolios. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of Manager under this Agreement, and Manager shall be responsible to Trust and its Portfolios for all acts or omissions of any sub-adviser in connection with the performance of Manager's duties hereunder.

9. Non-Exclusivity. The services of Manager to Trust hereunder are not to be deemed exclusive and Manager shall be free to render similar services to others.

10. Standard of Care. Neither Manager, nor any of its directors, officers, stockholders, agents or employees shall be liable to Trust or its Unitholders for any error of judgment, mistake of law, loss arising out of any investment, or any other act or omission in the performance by Manager of its duties under this Agreement, except for loss or liability resulting from willful misfeasance, bad faith or gross negligence on Manager's part or from reckless disregard by Manager of its obligations and duties under this Agreement.

11. Amendment. This Agreement may not be amended as to Trust or any Portfolio without the affirmative votes (a) of a majority of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of Trust or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) of a "majority of the outstanding shares" of Trust or, with respect to an amendment affecting an individual Portfolio, a "majority of the outstanding shares" of that Portfolio. The terms "interested persons" and "vote of a majority of the outstanding shares" shall be construed in accordance with their respective definitions in the 1940 Act and, with respect to the latter term, in accordance with Rule 18f-2 under the 1940 Act.

                                       B3-6

12. Effective Date and Termination. This Agreement shall become effective as to any Portfolio as of the effective date for that Portfolio specified in Schedule A hereto. This Agreement may be terminated at any time, without payment of any penalty, as to any Portfolio by the Board of Trustees of Trust, or by a vote of a majority of the outstanding shares of that Portfolio, upon at least sixty (60) days' written notice to Manager. This Agreement may be terminated by Manager at any time upon at least sixty (60) days' written notice to Trust. This Agreement shall terminate automatically in the event of its "assignment" (as defined in the 1940 Act). Unless terminated as hereinbefore provided, this Agreement shall
continue in effect with respect to any Portfolio until [    ] and thereafter
from year to year only so long as such continuance is specifically approved with respect to that Portfolio at least annually (a) by a majority of those Trustees who are not interested persons of Trust or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board of Trustees of Trust or by a "vote of a majority of the outstanding shares" of the Portfolio.

13. Ownership of Records; Interparty Reporting. All records required to be maintained and preserved by Trust pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act or other applicable laws or regulations which are maintained and preserved by Manager on behalf of Trust and any other records the parties mutually agree shall be maintained by Manager on behalf of Trust are the property of Trust and shall be surrendered by Manager promptly on request by Trust; provided that Manager may at its own expense make and retain copies of any such records.

Trust shall furnish or otherwise make available to Manager such copies of the financial statements, proxy statements, reports, and other information relating to the business and affairs of each Unitholder in a Portfolio as Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

Manager shall prepare and furnish to Trust as to each Portfolio statistical data and other information in such form and at such intervals as Trust may reasonably request.

14. Non-Liability of Trustees and Unitholders. Any obligation of Trust hereunder shall be binding only upon the assets of Trust (or the

                                       B3-7
applicable Portfolio thereof) and shall not be binding upon any Trustee, officer, employee, agent or Unitholder of Trust. Neither the authorization of any action by the Trustees or Unitholders of Trust nor the execution of this Agreement on behalf of Trust shall impose any liability upon any Trustee or any Unitholder.

15. Use of Manager's Name. Trust may use the name "SR&F Base Trust" and the Portfolio names listed in Schedule A or any other name derived from the name "Stein Roe & Farnham" only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of Manager as investment adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, Trust will cease to use any name derived from the name "Stein Roe & Farnham" or otherwise connected with Manager, or with any organization which shall have succeeded to Manager's business as investment advisor.

16. References and Headings. In this Agreement and in any such amendment, references to this Agreement and all expressions such as "herein," "hereof," and "hereunder" shall be deemed to refer to this Agreement as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

                                       B3-8

Dated: [         , 2001]              SR&F BASE TRUST


Attest:                               By:
                                         -----------------------------
--------------------------------      Name:  [         ]
Name:  [         ]                    Title: [         ]
Title: [         ]


                                      STEIN ROE & FARNHAM INCORPORATED
Attest:
                                      By:
--------------------------------         -----------------------------
Name:  [         ]                    Name:  [         ]
Title: [         ]                    Title: [         ]
















                                       B3-9

                                SR&F BASE TRUST
                              MANAGEMENT AGREEMENT
                                   SCHEDULE A

The Portfolios of SR&F Base Trust currently subject to this Agreement are as follows:

                                           EFFECTIVE       END OF
                                             DATE       INITIAL TERM
                                           ---------    ------------
SR&F Municipal Money Market Portfolio      [  /  /01]    [      ]
SR&F High Yield Portfolio                  [  /  /01]    [      ]
SR&F Growth & Income Portfolio             [  /  /01]    [      ]
SR&F Growth Investor Portfolio             [  /  /01]    [      ]
SR&F Balanced Portfolio                    [  /  /01]    [      ]
SR&F Growth Stock Portfolio                [  /  /01]    [      ]
SR&F Disciplined Stock Portfolio           [  /  /01]    [      ]
SR&F Intermediate Bond Portfolio           [  /  /01]    [      ]
SR&F Income Portfolio                      [  /  /01]    [      ]
SR&F High-Yield Municipals Portfolio       [  /  /01]    [      ]
SR&F Cash Reserves Portfolio               [  /  /01]    [      ]


Dated: [           ], 2001
                                   SR&F BASE TRUST

Attest: ------------------------   By: ---------------------------
                                      [           ]
                                   STEIN ROE & FARNHAM INCORPORATED

Attest: ------------------------   By: ---------------------------
                                      [           ]


                                      B3-10

                                                                      APPENDIX C

      CERTAIN OTHER MUTUAL FUNDS ADVISED BY THE ADVISORS AND SUB-ADVISORS


The Advisors and Sub-Advisors act as investment advisors or sub-advisors to the following other mutual funds that have investment objectives similar to the Funds', for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth below.


LIBERTY HIGH YIELD SECURITIES FUND


--------------------------------------------------------------------------------
--------

ADVISOR'S
                                       NET ASSETS OF    FEE RATE (AS
RELATIONSHIP TO
                   OTHER FUND(S)       OTHER FUND(S)       A % OF         OTHER
FUND
ADVISOR OR              WITH             AT MAY 31,      AVERAGE NET
(ADVISOR OR
SUB-ADVISOR      SIMILAR OBJECTIVES         2001           ASSETS)
SUB-ADVISOR)
--------------------------------------------------------------------------------
--------
 Colonial        Colonial High Yield   $25.8 million     0.40%
Sub-Advisor
                 Securities Fund,
                 Variable Series
--------------------------------------------------------------------------------
--------


LIBERTY STRATEGIC INCOME FUND



--------------------------------------------------------------------------------
--------
 Colonial        Colonial              $100.3 million    0.75% of       Advisor
                 InterMarket Income                      Average
                 Trust I                                 Weekly
                                                         Managed
                                                         Assets
                                                         (which
                                                         include
                                                         assets
                                                         representing
                                                         leverage)
--------------------------------------------------------------------------------
--------
 Colonial        Colonial Strategic    $146.1 million    0.45%
Sub-Advisor
                 Income Fund,
                 Variable Series
--------------------------------------------------------------------------------
--------

LIBERTY TAX-MANAGED GROWTH FUND


--------------------------------------------------------------------------------
--------

ADVISOR'S
                                       NET ASSETS OF    FEE RATE (AS
RELATIONSHIP TO
                   OTHER FUND(S)       OTHER FUND(S)       A % OF         OTHER
FUND
ADVISOR OR              WITH             AT MAY 31,      AVERAGE NET
(ADVISOR OR
SUB-ADVISOR      SIMILAR OBJECTIVES         2001           ASSETS)
SUB-ADVISOR)
--------------------------------------------------------------------------------
--------
 Stein Roe(1)    Liberty Tax-          $76.3 million     0.80%,         Advisor
                 Managed Growth Fund                     0.75% on
                 II                                      assets over
                                                         $500 million
--------------------------------------------------------------------------------
--------
 SRIC            Liberty Tax-          $76.3 million     0.20% times
Sub-Advisor
                 Managed Growth Fund                     (performance
                 II                                      adjustment
                                                         rate of
                                                         1.25, 1.00
                                                         or 0.75)
--------------------------------------------------------------------------------
--------


LIBERTY TAX-MANAGED GROWTH FUND II


--------------------------------------------------------------------------------
--------
 Stein Roe       Liberty Tax-          $647.6 million    0.60%          Advisor
                 Managed Growth Fund
--------------------------------------------------------------------------------
--------
 SRIC            Liberty Tax-          $647.6 million    0.20% times
Sub-Advisor
                 Managed Growth Fund                     (performance
                                                         adjustment
                                                         rate of
                                                         1.25, 1.00
                                                         or 0.75)
--------------------------------------------------------------------------------
--------


LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND


--------------------------------------------------------------------------------
--------
 Newport         Liberty Newport       $1.8 million      1.00%
Sub-Advisor
                 Japan Opportunities
                 Fund, Variable
                 Series
--------------------------------------------------------------------------------
--------

LIBERTY MONEY MARKET FUND


--------------------------------------------------------------------------------
--------

ADVISOR'S
                                       NET ASSETS OF    FEE RATE (AS
RELATIONSHIP TO
                   OTHER FUND(S)       OTHER FUND(S)       A % OF         OTHER
FUND
ADVISOR OR              WITH             AT MAY 31,      AVERAGE NET
(ADVISOR OR
SUB-ADVISOR      SIMILAR OBJECTIVES         2001           ASSETS)
SUB-ADVISOR)
--------------------------------------------------------------------------------
--------
 Stein Roe       Stein Roe Cash        $424.9 million    0.250% up to   Advisor
                 Reserves Fund                           $500
                                                         million;
                                                         0.225% on
                                                         next $500
                                                         million;
                                                         0.200%
                                                         thereafter
                                                         (as a feeder
                                                         fund of SR&F
                                                         Cash
                                                         Reserves
                                                         Fund)
--------------------------------------------------------------------------------
--------
 Stein Roe       Stein Roe Money       $246.1 million    0.35%          Advisor
                 Market Fund,
                 Variable Series
--------------------------------------------------------------------------------
--------


LIBERTY SELECT VALUE FUND

--------------------------------------------------------------------------------
--------
 Colonial        Liberty Select        $7.5 million      0.50%
Sub-Advisor
                 Value Fund,
                 Variable Series
--------------------------------------------------------------------------------
--------

LIBERTY NEWPORT INTERNATIONAL EQUITY FUND



--------------------------------------------------------------------------------
--------
 Newport         Colonial              $10.0 million     0.75%
Sub-Advisor
                 International
                 Horizons Fund,
                 Variable Series
--------------------------------------------------------------------------------
--------


LIBERTY NEWPORT GLOBAL EQUITY FUND


--------------------------------------------------------------------------------
--------
 Newport         Colonial Global       $8.4 million      0.75%
Sub-Advisor
                 Equity Fund,
                 Variable Series
--------------------------------------------------------------------------------
--------

LIBERTY HIGH YIELD MUNICIPAL FUND



--------------------------------------------------------------------------------
--------

ADVISOR'S
                                       NET ASSETS OF    FEE RATE (AS
RELATIONSHIP TO
                   OTHER FUND(S)       OTHER FUND(S)       A % OF         OTHER
FUND
ADVISOR OR              WITH             AT MAY 31,      AVERAGE NET
(ADVISOR OR
SUB-ADVISOR      SIMILAR OBJECTIVES         2001           ASSETS)
SUB-ADVISOR)
--------------------------------------------------------------------------------
--------
 Colonial        Colonial High         $339.4 million    0.80%          Advisor
                 Income Municipal
                 Trust
--------------------------------------------------------------------------------
--------
 Colonial        Colonial Municipal    $260.2 million    0.65%          Advisor
                 Income Trust
--------------------------------------------------------------------------------
--------


LIBERTY MUNICIPAL MONEY MARKET FUND



--------------------------------------------------------------------------------
--------
 Stein Roe(2)    Stein Roe Municipal   $111.0 million    0.25% (as a    Advisor
                 Money Market Fund                       feeder fund
                                                         of SR&F
                                                         Municipal
                                                         Money Market
                                                         Fund)
--------------------------------------------------------------------------------
--------



LIBERTY SMALL-CAP VALUE FUND




--------------------------------------------------------------------------------
--------
 Colonial        Colonial Small-Cap    $15.6 million     0.60%
Sub-Advisor
                 Value Fund,
                 Variable Series
--------------------------------------------------------------------------------
--------


LIBERTY GROWTH & INCOME FUND


--------------------------------------------------------------------------------
--------
 Colonial        Colonial U.S.         $201.2 million   0.60%
Sub-Advisor
                 Growth & Income
                 Fund, Variable
                 Series
--------------------------------------------------------------------------------
--------


LIBERTY NEWPORT TIGER FUND




--------------------------------------------------------------------------------
--------
 Newport(3)      Newport Tiger Fund,   $39.2 million     0.70%
Sub-Advisor
                 Variable Series
--------------------------------------------------------------------------------
--------

LIBERTY FLOATING RATE ADVANTAGE FUND


--------------------------------------------------------------------------------
--------

ADVISOR'S
                                       NET ASSETS OF    FEE RATE (AS
RELATIONSHIP TO
                   OTHER FUND(S)       OTHER FUND(S)       A % OF         OTHER
FUND
ADVISOR OR              WITH             AT MAY 31,      AVERAGE NET
(ADVISOR OR
SUB-ADVISOR      SIMILAR OBJECTIVES         2001           ASSETS)
SUB-ADVISOR)
--------------------------------------------------------------------------------
--------
 Stein Roe(4)    Liberty Floating      $559.8 million    0.459% (as a   Advisor
                 Rate Fund                               feeder fund
                                                         of Stein Roe
                                                         Floating
                                                         Rate Limited
                                                         Liability
                                                         Company) (3)
--------------------------------------------------------------------------------
--------
 Stein Roe(5)    Liberty-Stein Roe     $134.3 million    0.45% (as a    Advisor
                 Institutional                           feeder fund
                 Floating Rate                           of Stein Roe
                 Income Fund                             Floating
                                                         Rate Limited
                                                         Liability
                                                         Company)
--------------------------------------------------------------------------------
--------



(1) The Fund's advisor has agreed to bear the Fund's expenses such that "other expenses" do not exceed 0.25% of the first $100 million of average net assets and 0.50% of average net assets over $100 million annually. The advisor will be able to recoup expense reimbursement payments made to the Fund during the first three years that the Fund's shares were offered for sale. This will be accomplished by the payment of an expense reimbursement fee by the Fund to the advisor computed and paid monthly, with a limitation that immediately after such payment the Fund's "other expenses" will not exceed 0.25% of the first $100 million of average net assets and 0.50% of average net assets over $100 million annually. This arrangement may be modified or terminated at any time by the advisor.



(2) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.70% of average net assets.



(3) The Fund's advisor has voluntarily agreed to reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of interest, taxes and extraordinary expenses, if any) will not exceed 2.00%.

(4) The Fund's advisor has voluntarily agreed to waive advisory fees and to reimburse the Fund for its ordinary operating expenses to the extent such expenses exceed 0.80% of its average annual net assets.



(5) The Fund's advisor has voluntarily agreed to waive advisory fees and to reimburse the Fund for its ordinary operating expenses to the extent such expenses exceed 0.75% of its average annual net assets.

                                                                      APPENDIX D

                              BROKERAGE PRACTICES

The following is a summary of the brokerage practices of the Advisors and Sub-Advisors:


THIS SECTION APPLIES TO ALL FUNDS EXCEPT LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY TAX-MANAGED GROWTH FUND, LIBERTY TAX-MANAGED GROWTH FUND II, LIBERTY TAX-MANAGED VALUE FUND, LIBERTY TAX-MANAGED AGGRESSIVE GROWTH FUND, LIBERTY CONTRARIAN SMALL-CAP FUND, LIBERTY CONTRARIAN EQUITY FUND, LIBERTY CONTRARIAN INCOME FUND, LIBERTY CONTRARIAN FUND, LIBERTY GLOBAL YOUNG INVESTOR FUND AND LIBERTY FLOATING RATE ADVANTAGE FUND.



COLONIAL MANAGEMENT ASSOCIATES, INC. AND NEWPORT FUND MANAGEMENT, INC. The term "Advisor" refers to Colonial Management Associates, Inc. or Newport Fund Management, Inc.


BROKERAGE AND RESEARCH SERVICES. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the funds as a factor in the selection of broker-dealers to execute securities transactions for a fund.

The Advisor places the transactions of the funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the funds' transactions where the funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.


Securities transactions of the funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the funds. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.



The Trustees have authorized the Advisor to cause the funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the funds and all its other clients.


The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a fund.

The Advisor may use the services of AlphaTrade Inc. (ATI), a registered broker-dealer and subsidiary of the Advisor, when buying or selling equity securities for a fund's portfolio pursuant to procedures adopted by the Trustees and Investment Company Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a fund pays ATI on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through ATI so that the Trustees may consider whether such trades complied with these procedures and the Rule. ATI employs electronic trading methods by which it seeks to obtain best price and execution for the fund, and will use a clearing broker to settle trades.



THIS SECTION APPLIES ONLY TO LIBERTY CONTRARIAN SMALL-CAP FUND, LIBERTY CONTRARIAN EQUITY FUND, LIBERTY CONTRARIAN INCOME FUND AND LIBERTY CONTRARIAN FUND.



CRABBE HUSON GROUP, INC.  The term "Advisor" refers to Crabbe Huson Group, Inc.


BROKERAGE AND RESEARCH SERVICES. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the funds as a factor in the selection of broker-dealers to execute securities transactions for a fund.

The Advisor places the transactions of the funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the funds' transactions where the funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a fund.

THIS SECTION APPLIES ONLY TO LIBERTY MONEY MARKET FUND AND LIBERTY MUNICIPAL MONEY MARKET FUND.



STEIN ROE & FARNHAM INCORPORATED. The term "Advisor" refers to Stein Roe & Farnham Incorporated.


PORTFOLIO TRANSACTIONS


The Advisor places the orders for the purchase and sale of portfolio securities and options and futures contracts for its clients, including private clients and mutual fund clients (Clients). Purchases and sales of portfolio securities are ordinarily transacted with the issuer or with a primary market maker acting as principal or agent for the securities on a net basis, with no brokerage commission being paid by the Fund. Transactions placed through dealers reflect the spread between the bid and asked prices. Occasionally, the Portfolio may make purchases of underwritten issues at prices that include underwriting discounts or selling concessions.


The Advisor's overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution. The best net price, giving effect to brokerage commissions, if any, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include the Advisor's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; the Advisor's knowledge of the financial condition of the broker or dealer selected and such other brokers and dealers; and the Advisor's knowledge of actual or apparent operation problems of any broker or dealer.

Recognizing the value of these factors, the Advisor may cause a Client to pay a brokerage commission in excess of that which another broker may have charged for effecting the same transaction. The Advisor has established internal policies for the guidance of its trading personnel, specifying minimum and maximum commissions to be paid for various types and sizes of transactions effected for Clients in those cases where the Advisor has discretion to select the broker or dealer by which the transaction is to be executed. The Advisor has discretion for all trades of the Portfolio. Transactions which vary from the guidelines are subject to periodic supervisory review. These guidelines are reviewed and periodically adjusted, and the general level of brokerage commissions paid is periodically reviewed by the Advisor. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by the Advisor's trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Advisor, and reports are made annually to the Board of Trustees.

The Advisor maintains and periodically updates a list of approved brokers and dealers which, in the Advisor's judgment, are generally capable of providing best price and execution and are financially stable. The Advisor's traders are directed to use only brokers and dealers on the approved list, except in the case of Client designations of brokers or dealers to effect transactions for such Clients' accounts. The Advisor generally posts certain Client information on the "Alert" broker database system as a means of facilitating the trade affirmation and settlement process.

It is the Advisor's practice, when feasible, to aggregate for execution as a single transaction orders for the purchase or sale of a particular security for the accounts of several Clients, in order to seek a lower commission or more advantageous net price. The benefit, if any, obtained as a result of such aggregation generally is allocated pro rata among the accounts of Clients which participated in the aggregated transaction. In some instances, this may involve the use of an "average price" execution wherein a broker or dealer to which the aggregated order has been given will execute the order in several separate transactions during the course of a day at differing prices and, in such case, each Client participating in the aggregated order will pay or receive the same price and commission, which will be an average of the prices and commissions for the several separate transactions executed by the broker or dealer.

The Advisor sometimes makes use of an indirect electronic access to the New York Stock Exchange's "SuperDOT" automated execution system, provided through a NYSE member floor broker, W&D Securities, Inc., a subsidiary of Jeffries & Co., Inc., particularly for the efficient execution of smaller orders in NYSE listed equities. The Advisor sometimes uses similar arrangements through Billings & Co., Inc. and Driscoll & Co., Inc., floor broker members of the Chicago Stock Exchange, for transactions to be executed on that exchange. In using these arrangements, the Advisor must instruct the floor broker to refer the executed transaction to another brokerage firm for clearance and settlement, as the floor brokers do not deal with the public. Transactions of this type sometimes are referred to as "step-in" or "step-out" transactions. The brokerage firm to which the executed transaction is referred may include, in the case of transactions effected through W&D Securities, brokerage firms which provide the Advisor investment research or related services.


CONSISTENT WITH THE CONDUCT RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. AND SUBJECT TO SEEKING BEST EXECUTION AND SUCH OTHER POLICIES AS THE TRUSTEES OF THE FUNDS MAY DETERMINE, THE ADVISOR MAY CONSIDER SALES OF SHARES OF THE FUND AS A FACTOR IN THE SELECTION OF BROKER-DEALERS TO EXECUTE SUCH MUTUAL FUND SECURITIES TRANSACTIONS.


              INVESTMENT RESEARCH PRODUCTS AND SERVICES FURNISHED
                             BY BROKERS AND DEALERS

The Advisor engages in the long-standing practice in the money management industry of acquiring research and brokerage products and services (research products) from broker-dealer firms in return for directing trades for Client accounts to those firms. In effect, the Advisor is using the commission dollars generated from these Client accounts to pay for these research products. The money management industry uses the term "soft dollars" to refer to this industry practice. The Advisor may engage in soft dollar transactions on trades for those Client accounts for which the Advisor has the discretion to select the broker-dealer.

The ability to direct brokerage for a Client account belongs to the Client and not to the Advisor. When a Client grants the Advisor the discretion to select broker-dealers for Client trades, the Advisor has a duty to seek the best combination of net price and execution. The Advisor faces a potential conflict of interest with this duty when it uses Client trades to obtain soft dollar products. This conflict exists because the Advisor is able to use the soft dollar products in managing its Client accounts without paying cash (hard dollars) for the product. This reduces the Advisor's expenses.

Moreover, under a provision of the federal securities laws applicable to soft dollars, the Advisor is not required to use the soft dollar product in managing those accounts that generate the trade. Thus, the Client accounts that generate the brokerage commission used to acquire the soft dollar product may not benefit directly from that product. In effect, those accounts are cross-subsidizing the Advisor's management of the other accounts that do benefit directly from the product. This practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner. Although it is inherently difficult, if not impossible, to document, the Advisor believes that over time most, if not all, Clients benefit from soft dollar products such that cross-subsidizations even out.

The Advisor attempts to reduce or eliminate this conflict by directing Client trades for soft dollar products only if the Advisor concludes that the broker-dealer supplying the product is capable of providing a combination of the best net price and execution on the trade. As noted above, the best net price, while significant, is one of a number of judgmental factors the Advisor considers in determining whether a particular broker is capable of providing the best net price and execution. The Advisor may cause a Client account to pay a brokerage commission in a soft dollar trade in excess of that which another broker-dealer might have charged for the same transaction.

The Advisor acquires two types of soft dollar research products: (i) proprietary research created by the broker-dealer firm executing the trade and (ii) other products created by third parties that are supplied to the Advisor through the broker-dealer firm executing the trade.

Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in-house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. The Advisor's research analysts periodically rate the quality of proprietary research produced by various broker-dealer firms. Based on these evaluations, the Advisor develops target levels of commission dollars on a firm-by-firm basis. The Advisor attempts to direct trades to each firm to meet these targets.

The Advisor also uses soft dollars to acquire products created by third parties that are supplied to the Advisor through broker-dealers executing the trade (or other broker-dealers who "step in" to a transaction and receive a portion of the brokerage commission for the trade). These products include the following:

- DATABASE SERVICES -- comprehensive databases containing current and/or historical information on companies and industries. Examples include historical securities prices, earnings estimates, and SEC filings. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

- QUOTATION/TRADING/NEWS SYSTEMS -- products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

- ECONOMIC DATA/FORECASTING TOOLS -- various macro economic forecasting tools, such as economic data and economic and political forecasts for various countries or regions.

- QUANTITATIVE/TECHNICAL ANALYSIS -- software tools that assist in quantitative and technical analysis of investment data.

- FUNDAMENTAL INDUSTRY ANALYSIS -- industry-specific fundamental investment research.

- FIXED INCOME SECURITY ANALYSIS -- data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, that are relevant to fixed income securities.

- OTHER SPECIALIZED TOOLS -- other specialized products, such as specialized economic consulting analyses and attendance at investment-oriented conferences.

Many third-party products include computer software or on-line data feeds. Certain products also include computer hardware necessary to use the product.


Certain of these third-party services may be available directly from the vendor on a hard dollar basis. Others are available only through broker-dealer firms for soft dollars. The Advisor evaluates each product to determine a cash (hard dollars) value of the product to the Advisor. The Advisor then on a product-by-product basis targets commission dollars in an amount equal to a specified multiple of the hard dollar value to the broker-dealer that supplies the product to the Advisor. In general, these multiples range from 1.25 to 1.85 times the hard dollar value. The Advisor attempts to direct trades to each firm to meet these targets. (For example, if the multiple is 1.5:1.0, assuming a hard dollar value of $10,000, the Advisor will target to the broker-dealer providing the product trades generating $15,000 in total commissions.)

The targets that the Advisor establishes for both proprietary and for third party research products typically will reflect discussions that the Advisor has with the broker-dealer providing the product regarding the level of commissions it expects to receive for the product. However, these targets are not binding commitments, and the Advisor does not agree to direct a minimum amount of commissions to any broker-dealer for soft dollar products. In setting these targets, the Advisor makes a determination that the value of the product is reasonably commensurate with the cost of acquiring it. These targets are established on a calendar year basis. The Advisor will receive the product whether or not commissions directed to the applicable broker-dealer are less than, equal to or in excess of the target. The Advisor generally will carry over target shortages and excesses to the next year's target. The Advisor believes that this practice reduces the conflicts of interest associated with soft dollar transactions, since the Advisor can meet the non-binding expectations of broker-dealers providing soft dollar products over flexible time periods. In the case of third party products, the third party is paid by the broker-dealer and not by the Advisor. The Advisor may enter into a contract with the third party vendor to use the product. (For example, if the product includes software, the Advisor will enter into a license to use the software from the vendor.)

In certain cases, the Advisor uses soft dollars to obtain products that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. As of the date of this SAI, the Advisor acquires two mixed use products. These are (i) a fixed income security data service and (ii) a mutual fund performance ranking service. In each case, the Advisor makes a good faith evaluation of the research and non-research uses of these services. These evaluations are based upon the time spent by Firm personnel for research and non-research uses. The Advisor pays the provider in cash (hard dollars) for the non-research portion of its use of these products.

The Advisor may use research obtained from soft dollar trades in the management of any of its discretionary accounts. Thus, consistent with industry practice, the Advisor does not require that the Client account that generates the trade receive any benefit from the soft dollar product obtained through the trade. As noted above, this may result in cross-subsidization of soft dollar products among Client accounts. As noted therein, this practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner.

In certain cases, the Advisor will direct a trade to one broker-dealer with the instruction that it execute the trade and pay over a portion of the commission from the trade to another broker-dealer who provides the Advisor with a soft dollar research product. The broker-dealer executing the trade "steps out" of a portion of the commission in favor of the other broker-dealer providing the soft dollar product. The Advisor may engage in step out transactions in order to direct soft dollar commissions to a broker-dealer which provides research but may not be able to provide best execution. Brokers who receive step out commissions typically are brokers providing a third party soft dollar product that is not available on a hard dollars basis. The Advisor has not engaged in step out transactions as a manner of compensating broker-dealers that sell shares of investment companies managed by the Advisor.

The Base Trust has arranged for its custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for portfolio securities. The custodian will credit any such fees received against its custodial fees.


THE FOLLOWING SECTION APPLIES ONLY TO LIBERTY TAX-MANAGED VALUE FUND, LIBERTY TAX-MANAGED AGGRESSIVE GROWTH FUND, LIBERTY GLOBAL YOUNG INVESTOR FUND AND LIBERTY FLOATING RATE ADVANTAGE FUND.



STEIN ROE & FARNHAM INCORPORATED. The term "Advisor" refers to Stein Roe & Farnham Incorporated.


FUND TRANSACTIONS


The Advisor places the orders for the purchase and sale of the funds' portfolio securities and options and futures contracts. The Advisor's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other subjective factors may also enter into the decision. These include: the

Advisor's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the Advisor's knowledge of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Advisor's knowledge of actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, the fund may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Advisor's staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Advisor, and reports are made annually to the Board of Trustees of the fund.



With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for the fund, the Advisor often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Advisor uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the fund, to such brokers or dealers to ensure the continued receipt of research products or services that the Advisor feels are useful. In certain instances, the Advisor receives from brokers and dealers products or services which are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, the Advisor makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Advisor (without prior agreement or understanding, as noted above) through transaction charges generated by transactions by clients (including the funds), while the portions of the costs attributable to non-research usage of such products or services is paid by the Advisor in cash. No person acting on behalf of the funds is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Advisor and not all such research products or services are used in connection with the management of the funds.



With respect to the funds' purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Advisor may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Advisor's attention, including investment research related to the security and provided to the funds. The funds have arranged for their custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for the funds' portfolio securities held by the funds. The custodian will credit any such fees received against its custodial fees. In addition, the Board of Trustees has reviewed the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts or selling concessions when portfolio securities are purchased in underwritten offerings. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.



The Advisor may use the services of AlphaTrade Inc. (ATI), a registered broker-dealer subsidiary of the Administrator, when buying or selling equity securities for the Fund's portfolio pursuant to procedures adopted by the Trustees and Investment Company Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions the Fund pays ATI on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through ATI so that the Trustees may consider whether such trades complied with these procedures and the Rule. ATI employs electronic trading methods by which it seeks to obtain best price and execution for the funds, and will use a clearing broker to settle trades.



THIS SECTION APPLIES TO LIBERTY GLOBAL YOUNG INVESTOR FUND ONLY.



LIBERTY WANGER ASSET MANAGEMENT, L.P. The term "Sub-Advisor" refers to Liberty Wanger Asset Management, L.P.



BROKERAGE AND RESEARCH SERVICES. The Sub-Advisor places the orders for the purchase and sale of portfolio securities and options and futures contracts for the fund. The Sub-Advisor's overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution. The best net price, giving effect to brokerage commissions, if any, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include the Sub-Advisor's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; the Sub-Advisor's knowledge of the financial condition of the broker or dealer selected and such other brokers and dealers; and the Sub-Advisor's knowledge of actual or apparent operation problems of any broker or dealer.



Recognizing the value of these factors, the Sub-Advisor may cause the fund to pay a brokerage commission in excess of that which another broker may have charged for effecting the same transaction. The Sub-Advisor has established internal policies for the guidance of its trading personnel, specifying minimum and maximum commissions to be paid for various types and sizes of transactions effected for the fund. The Sub-Advisor has discretion for all trades of the fund. Transactions which vary from the guidelines are subject to periodic supervisory review. These guidelines are reviewed and periodically adjusted, and the general level of brokerage commissions paid is periodically reviewed by the Sub-Advisor. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by the Sub-Advisor's trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Sub-Advisor, and reports are made annually to the Board of Trustees.



The Sub-Advisor maintains and periodically updates a list of approved brokers and dealers which, in the Sub-Advisor's judgment, are generally capable of providing best price and execution and are financially stable. The Sub-Advisor's traders are directed to use only brokers and dealers on the approved list.



Beginning October 2002, the Sub-Advisor may place certain trades for the fund through its affiliate AlphaTrade, Inc. (ATI), pursuant to procedures adopted by the Board of Trustees. ATI is a wholly owned subsidiary of Colonial Management Associates, Inc. ATI is a fully disclosed introducing broker that limits its activities to electronic execution of transactions in listed equity securities. The fund will pay ATI a commission for these transactions. The fund has adopted procedures consistent with Investment Company Act Rule 17e-1 governing such transactions.



CONSISTENT WITH THE CONDUCT RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. AND SUBJECT TO SEEKING BEST COMBINATION OF NET PRICE AND EXECUTION AND SUCH OTHER POLICIES AS THE TRUSTEES OF THE FUND MAY DETERMINE, THE SUB-ADVISOR MAY CONSIDER SALES OF SHARES OF THE FUND AS A FACTOR IN THE SELECTION OF BROKER-DEALERS TO EXECUTE SUCH MUTUAL FUND SECURITIES TRANSACTIONS.



THIS SECTION APPLIES TO THE LIBERTY FUND ONLY.



NORDEA SECURITIES, INC. The term "Sub-Advisor" refers to Nordea Securities, Inc.



BROKERAGE AND RESEARCH SERVICES. Transactions on stock exchanges and other agency transactions for the accounts of the fund involve the payment by the fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the fund usually includes an undisclosed dealer commission, markup or markdown. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

In addition to selecting portfolio investments for the fund, the Sub-Advisor selects brokers or dealers to execute securities purchases and sales for the fund's accounts. The Sub-Advisor selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. The Sub-Advisor uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and evaluates the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.



The Sub-Advisor's receipt of research services from brokers may sometimes be a factor in its selection of a broker that it believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is in many cases not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the Sub-Advisor's expenses. Such services may be used by the Sub-Advisor in managing other client accounts and in some cases may not be used with respect to the fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, purchases of shares of a fund by customers of broker-dealers may be considered as a factor in the selection of broker-dealers to execute the fund's securities transactions.



The Sub-Advisor may cause a fund to pay a broker-dealer that provides brokerage and research services to the Sub-Advisor an amount of commission for effecting a securities transaction for that fund in excess of the amount another broker-dealer would have charged for effecting that transaction. The Sub-Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Sub-Advisor's overall responsibilities to the fund and its other clients. The Sub-Advisor's authority to cause the fund to pay greater commissions is also subject to such policies as the Trustees of the Trust may adopt from time to time.



Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of the Sub-Advisor, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.



THIS SECTION APPLIES ONLY TO LIBERTY TAX-MANAGED GROWTH FUND AND LIBERTY TAX-MANAGED GROWTH FUND II.



STEIN ROE INVESTMENT COUNSEL LLC. The term "Sub-Advisor" refers to Stein Roe Investment Counsel LLC.



BROKERAGE AND RESEARCH SERVICES. The Sub-Advisor's overriding objective in selecting brokers and dealers to effect fund transactions is to seek the best combination of net price and execution, subject only to a fund's direction to use a particular broker or dealer for the execution of transactions for that fund's account. The best net price, giving effect to brokerage commission, if any, is an important factor in this decision; however, a number of other judgmental factors also may enter into the decision, including:



-the Sub-Advisor's knowledge of negotiated commission rates currently available and other current transaction costs;
-the nature of the security being purchased or sold;
-the size of the transaction;
-the desired timing of the transaction;
-the activity existing and expected in the market for the particular security; -confidentiality;
-the execution, clearance and settlement capabilities of the broker or dealer selected and others considered;
-the Sub-Advisor's knowledge of the financial condition of the broker or dealer selected and such other brokers and dealers; and

-the Sub-Advisor's knowledge of actual or apparent operation problems of any broker or dealer.



Recognizing the value of these factors, the Sub-Advisor may cause a fund to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction. The Sub-Advisor has established internal policies for the guidance of its trading personnel, specifying minimum and maximum commissions to be paid for various types and sizes of transactions effected for funds in those cases where the Sub-Advisor has discretion to select the broker or dealer by which the transaction is to be executed. Transactions which vary from the guidelines are subject to periodic supervisory review. The Sub-Advisor reviews and periodically adjusts these guidelines and also periodically reviews the general level of brokerage commissions as well. The Sub-Advisor's trading personnel, while effecting portfolio transactions for clients, also evaluate the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph.



The Sub-Advisor maintains and periodically updates a list of approved brokers and dealers which, in the Sub-Advisor's judgment, are generally capable of providing best price and execution and are financially stable. The Sub-Advisor's traders are directed to use only brokers and dealers on the approved list, except in the case of fund designations of brokers or dealers to effect transactions for such funds' accounts. The Sub-Advisor generally posts certain client information on the "Alert" broker database system as a means of facilitating the trade affirmation and settlement process.



Due to the usual size of fund orders, sale and purchase orders are generally executed individually. It is the Sub-Advisor's practice, however, when feasible, to aggregate for execution as a single transaction orders for the purchase or sale of a particular security for the accounts of several clients, in order to seek a more advantageous net price. The benefit, if any, obtained as a result of such aggregation generally is allocated pro rata among the funds which participated in the aggregated transaction. Such allocation typically involves the use of an "average price" execution wherein a broker or dealer to which the aggregated order has been given executes the order in several separate transactions during the course of a day at differing prices and, in such case, each fund participating in the aggregated order pays or receives the same price and commission, which is an average of the prices and commissions for the several separate transactions executed by the broker or dealer.

The Sub-Advisor sometimes makes use of an indirect electronic access to the New York Stock Exchange's "SuperDOT" automated execution system, provided through a NYSE member floor broker, W&D Securities, Inc., a subsidiary of Jeffries & Co., Inc., particularly for the efficient execution of smaller orders in NYSE listed equities.



INVESTMENT RESEARCH PRODUCTS AND SERVICES FURNISHED BY BROKERS AND DEALERS



The Sub-Advisor engages in the long-standing practice in the money management industry of acquiring research and brokerage products and services ("research products") from broker-dealer firms in return for directing trades for funds to those firms. In effect, the Sub-Advisor uses the commission dollars generated from these funds to pay for these research products. The money management industry uses the term "soft dollars" to refer to this industry practice. The Sub-Advisor may engage in soft dollar transactions on trades for those funds for which the Sub-Advisor has the discretion to select the broker-dealer.



The ability to direct brokerage for a fund belongs to the fund and not to the advisor. When a fund grants the advisor the discretion to select broker-dealers for fund trades, the advisor has a duty to seek the best combination of net price and execution. The Sub-Advisor faces a potential conflict of interest with this duty when it uses fund trades to obtain soft dollar products. This conflict exists because the Sub-Advisor is able to use the soft dollar products in managing its funds without paying cash ("hard dollars") for the product. This reduces the Sub-Advisor's expenses. Moreover, under a provision of the federal securities laws applicable to soft dollars, the Sub-Advisor is not required to use the soft dollar product in managing those accounts that generate the trade. Thus, the fund accounts that generate the brokerage commission used to acquire the soft dollar product may not benefit directly from that product. In effect, those accounts are cross-subsidizing the Sub-Advisor's management of the other accounts that do benefit directly from the product. This practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner. Although it is inherently difficult if not impossible to document, the Sub-Advisor believes that over time most, if not all, funds benefit from soft dollar products and thereby equalize cross-subsidizations.

The Sub-Advisor attempts to reduce or eliminate this conflict by directing fund trades for soft dollar products only if the Sub-Advisor concludes that the broker-dealer supplying the product is capable of providing a combination of the best net price and execution on the trade. As noted above, the best net price, while significant, is only one of a number of judgmental factors the Sub-Advisor considers in determining whether a particular broker is capable of providing the best net price and execution. The Sub-Advisor may cause a fund account to pay a brokerage commission in a soft dollar trade in excess of that which another broker-dealer might have charged for the same transaction.



The Sub-Advisor acquires two types of soft dollar research products: (i) proprietary research created by the broker-dealer firm executing the trade and
(ii) other products created by third parties that are supplied to the Sub-Advisor through the broker-dealer firm executing the trade.



Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in-house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. The Sub-Advisor research analysts periodically rate the quality of proprietary research produced by various broker-dealer firms. Based on these evaluations, the Sub-Advisor develops target levels of commission dollars on a firm-by-firm basis. The Sub-Advisor attempts to direct trades to each firm to meet these targets.



The Applicant also uses soft dollars to acquire products created by third parties that are supplied to the Sub-Advisor through broker-dealers executing the trade (or other broker-dealers who "step in" to a transaction and receive a portion of the brokerage commission for the trade). These products include the following:



-DATABASE SERVICES include comprehensive databases containing current and/or historical information on companies and industries such as historical securities prices, earnings estimates, and SEC filings. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

-QUOTATION/TRADING/NEWS SYSTEMS include the use of products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.
-ECONOMIC DATA/FORECASTING TOOLS include the employment of various macro-economic forecasting tools, such as economic data and economic and political forecasts for various countries or regions.
-QUANTITATIVE/TECHNICAL ANALYSIS uses software tools that assist in quantitative and technical analysis of investment data.
-FUNDAMENTAL INDUSTRY ANALYSIS focuses on industry-specific fundamental investment research.
-FIXED INCOME SECURITY ANALYSIS employs data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, that are relevant to fixed income securities.
-OTHER SPECIALIZED TOOLS are also employed, such as specialized economic consulting analyses and attendance at investment oriented conferences.



Many third-party products include computer software or on-line data feeds. Certain products also include computer hardware necessary to use the product.



Certain of these third-party services may be available directly from the vendor on a hard dollar basis. Others are available only through broker-dealer firms for soft dollars. The Sub-Advisor evaluates each product to determine a cash ("hard dollars") value of the product to the Sub-Advisor. The Sub-Advisor then on a product-by-product basis targets commission dollars in an amount equal to a specified multiple of the hard dollar value to the broker-dealer that supplies the product to the Sub-Advisor. In general, these multiples range from 1.25 to
1.75 times the hard dollar value. The Applicant attempts to direct trades to each firm to meet these targets. (For example, if the multiple is 1.5:1.0, assuming a hard dollar value of $10,000, the Applicant targets to the broker-dealer providing the product trades generating $15,000 in total commissions.)



The targets that the fund establishes for both proprietary and third-party research products typically reflect discussions that the Sub-Advisor has with the broker-dealer providing the product and the level of commissions the Sub-Advisor expects to receive for the product. However, these targets are not binding commitments, and the Sub-Advisor does not agree to direct a minimum amount of commissions to any broker-dealer for soft dollar products. In setting these targets the Sub-Advisor makes a determination that the value of the product is reasonably commensurate with the cost of acquiring it. These targets are established on a calendar year basis. The Sub-Advisor receives the product whether or not commissions directed to the applicable broker-dealer are less than, equal to or in excess of the target. The Sub-Advisor generally carries over target shortages and excesses to the next year's target. The Sub-Advisor believes that this practice reduces the conflicts of interest associated with soft dollar transactions, since the Sub-Advisor can meet the non-binding expectations of broker-dealers providing soft dollar products over flexible time periods. In the case of third-party products, the third-party is paid by the broker-dealer and not by the Sub-Advisor. The Sub-Advisor may enter into a contract with the third-party vendor to use the product. (For example, if the product includes software, the Sub-Advisor may enter into a license to use the software from the vendor.)



In certain cases, the Sub-Advisor may use soft dollars to obtain products that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. In each case, the Sub-Advisor makes a good faith evaluation of the research and non-research uses of these services. These evaluations are based upon the time spent by firm personnel for research and non-research uses. The Sub-Advisor pays the provider in cash ("hard dollars") for the non-research portion of its use of these products.



The Sub-Advisor may use research obtained from soft dollar trades in the management of any of its discretionary accounts. Thus, consistent with industry practice, the Sub-Advisor does not require that the client account that generates the trade receive any benefit from the soft dollar product obtained through the trade. As noted above, this may result in cross subsidization of soft dollar products among client accounts. As noted therein, this practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner.



In certain cases, the Sub-Advisor may direct a trade to one broker-dealer with the instruction that it execute the trade and pay over a portion of the commission from the trade to another broker-dealer who provides the Sub-Advisor with a soft dollar research product. The broker-dealer executing the trade "steps out" of a portion of the commission in favor of the other broker-dealer providing the soft dollar product. The Sub-Advisor may engage in step out transactions in order to direct soft dollar commissions to a broker-dealer which provides research but may not be able to provide best execution. Brokers who receive step-out commissions typically are brokers providing a third-party soft dollar product that is not available on a hard dollar basis. The Sub-Advisor will not engage in step-out transactions as a manner of compensating broker-dealers that sell shares of investment companies for which the Sub-Advisor acts as investment sub-advisor.

                                                                      APPENDIX E


                 COMPENSATION PAID BY A FUND TO THE ADVISOR AND

                  AFFILIATES FOR EACH FUND'S LAST FISCAL YEAR

                                ($ IN THOUSANDS)



--------------------------------------------------------------------------------
-------------------------------------------

NET

TRANSFER                          NET

AGENCY AND        NET        DISTRIBUTION AND
                                                      NET          NET
SHAREHOLDER  FEES FOR PRICING     SERVICE
                                                   ADVISORY   ADMINISTRATIVE
SERVICING   AND BOOKKEEPING      (12b-1)
                                                   FEE PAID    FEES PAID TO
FEES PAID TO SERVICES PAID TO   FEES PAID TO
                                                      TO        ADVISORS'
ADVISORS'      ADVISORS'        ADVISORS'
NAME OF FUND                                      ADVISOR(1)    AFFILIATES
AFFILIATES     AFFILIATES     AFFILIATES(2)
--------------------------------------------------------------------------------
-------------------------------------------
 Liberty High Yield Securities Fund                 $ 6,377       $    0
$2,495          $373            $ 7,005
--------------------------------------------------------------------------------
-------------------------------------------
 Liberty Income Fund                                    668            0
  424            56                608
--------------------------------------------------------------------------------
-------------------------------------------
 Liberty Strategic Income Fund                       12,391            0
4,285           601             12,925
--------------------------------------------------------------------------------
-------------------------------------------
 Liberty Tax-Managed Growth Fund                      4,115        2,334
1,217           251              5,788
--------------------------------------------------------------------------------
-------------------------------------------
 Liberty Tax-Managed Growth Fund II(a)                   33           36
   37            18                136
--------------------------------------------------------------------------------
-------------------------------------------
 Liberty Tax-Managed Value Fund                         373           93
   95            27                392
--------------------------------------------------------------------------------
-------------------------------------------
 Liberty Tax-Managed Aggressive Growth Fund(a)            0            0
   14             7                 29
--------------------------------------------------------------------------------
-------------------------------------------
 Liberty Newport Japan Opportunities Fund               807          211
  200            39                610
--------------------------------------------------------------------------------
-------------------------------------------
 Liberty Intermediate Government Fund                 4,465            0
1,798           270              3,639
--------------------------------------------------------------------------------
-------------------------------------------
 Liberty Newport Greater China Fund                     727          173
  190            34                219
--------------------------------------------------------------------------------
-------------------------------------------
 Liberty Money Market Fund                              679(d)        171(b)
  668            73                945
--------------------------------------------------------------------------------
-------------------------------------------
 Liberty Select Value Fund                            5,229            0
1,868           270              4,329
--------------------------------------------------------------------------------
-------------------------------------------
 Liberty Newport International Equity Fund              872            0
  417            50                667
--------------------------------------------------------------------------------
-------------------------------------------
 The Liberty Fund                                     8,384            0
2,961           504              8,895
--------------------------------------------------------------------------------
-------------------------------------------
 Liberty Newport Global Equity Fund                     813          508
  456            81                611
--------------------------------------------------------------------------------
-------------------------------------------

-------------------------------------------------
-------------------------------
                                                          NET        PERCENTAGE
OF
                                                       BROKERAGE     FUND'S
TOTAL
                                                    COMMISSIONS ON     BROKERAGE
                                                   FUND'S PORTFOLIO
COMMISSIONS
                                                     TRANSACTIONS       PAID TO
                                                   PAID TO ADVISORS'   ADVISORS'
                                                       BROKERAGE       BROKERAGE
NAME OF FUND                                          AFFILIATES      AFFILIATES
-------------------------------------------------
-------------------------------
 Liberty High Yield Securities Fund                      $  0               0%
--------------------------------------------------------------------------------
----------------
 Liberty Income Fund                                        0               0
--------------------------------------------------------------------------------
----------------
 Liberty Strategic Income Fund                              0               0
--------------------------------------------------------------------------------
----------------
 Liberty Tax-Managed Growth Fund                            0               0
--------------------------------------------------------------------------------
----------------
 Liberty Tax-Managed Growth Fund II(a)                      0               0
--------------------------------------------------------------------------------
----------------
 Liberty Tax-Managed Value Fund                            35              27
--------------------------------------------------------------------------------
----------------
 Liberty Tax-Managed Aggressive Growth Fund(a)              0               0
--------------------------------------------------------------------------------
----------------
 Liberty Newport Japan Opportunities Fund                   0               0
--------------------------------------------------------------------------------
----------------
 Liberty Intermediate Government Fund                       0               0
--------------------------------------------------------------------------------
----------------
 Liberty Newport Greater China Fund                         0               0
--------------------------------------------------------------------------------
----------------
 Liberty Money Market Fund                                  0               0
--------------------------------------------------------------------------------
----------------
 Liberty Select Value Fund                                232              19
--------------------------------------------------------------------------------
----------------
 Liberty Newport International Equity Fund                  0               0
--------------------------------------------------------------------------------
----------------
 The Liberty Fund                                          99               7
--------------------------------------------------------------------------------
----------------
 Liberty Newport Global Equity Fund                         0               0
--------------------------------------------------------------------------------
----------------

                                                                      APPENDIX E

--------------------------------------------------------------------------------
--------------------------------------------

NET

TRANSFER                           NET

AGENCY AND        NET        DISTRIBUTION AND
                                                      NET          NET
SHAREHOLDER  FEES FOR PRICING    SHAREHOLDER
                                                   ADVISORY   ADMINISTRATIVE
SERVICING   AND BOOKKEEPING  SERVICING (12b-1)
                                                   FEE PAID    FEES PAID TO
FEES PAID TO SERVICES PAID TO   FEES PAID TO
                                                      TO        ADVISORS'
ADVISORS'      ADVISORS'         ADVISORS'
NAME OF FUND                                      ADVISOR(1)    AFFILIATES
AFFILIATES     AFFILIATES      AFFILIATES(2)
--------------------------------------------------------------------------------
--------------------------------------------
 Liberty Federal Securities Fund                    $ 4,154       $    0
$1,617          $252             $ 2,219
--------------------------------------------------------------------------------
--------------------------------------------
 Liberty Contrarian Small-Cap Fund                        0           24
  157            27                 116
--------------------------------------------------------------------------------
--------------------------------------------
 Liberty Contrarian Equity Fund                         783           52
  168            46                 234
--------------------------------------------------------------------------------
--------------------------------------------
 Liberty Contrarian Income Fund                           0            4
   13            27                  11
--------------------------------------------------------------------------------
--------------------------------------------
 Liberty Contrarian Fund                                  0            2
    7            27                  16
--------------------------------------------------------------------------------
--------------------------------------------
 Liberty High Yield Municipal Fund                      867            0
  257            63               1,099
--------------------------------------------------------------------------------
--------------------------------------------
 Liberty Tax-Exempt Fund                             11,172            0
3,447           627               7,064
--------------------------------------------------------------------------------
--------------------------------------------
 Liberty Tax-Exempt Insured Fund                        933            0
  260            67                 634
--------------------------------------------------------------------------------
--------------------------------------------
 Liberty Utilities Fund                               7,105            0
2,003           385               8,152
--------------------------------------------------------------------------------
--------------------------------------------
 Liberty Municipal Money Market Fund                      0(d)         37
   37            11                   0
--------------------------------------------------------------------------------
--------------------------------------------
 Liberty California Tax-Exempt Fund                   1,403            0
  381           108               1,068
--------------------------------------------------------------------------------
--------------------------------------------
 Liberty Connecticut Tax-Exempt Fund                    467            0
  219            60                 812
--------------------------------------------------------------------------------
--------------------------------------------
 Liberty Massachusetts Tax-Exempt Fund                  895            0
  291            76                 691
--------------------------------------------------------------------------------
--------------------------------------------
 Liberty New York Tax-Exempt Fund                       438            0
  131            40                 492
--------------------------------------------------------------------------------
--------------------------------------------
 Liberty Ohio Tax-Exempt Fund                           381            0
  163            36                 341
--------------------------------------------------------------------------------
--------------------------------------------
 Liberty Global Young Investor Fund                       0(c)          0(c)
    0(c)          0(c)                0(c)
--------------------------------------------------------------------------------
--------------------------------------------
 Liberty Small-Cap Value Fund                         3,981            0
1,766           184               3,404
--------------------------------------------------------------------------------
--------------------------------------------
 Liberty Growth & Income Fund                         9,338            0
3,533           420               9,938
--------------------------------------------------------------------------------
--------------------------------------------
 Liberty Newport Asia Pacific Fund                        6           35
   38            27                  65
--------------------------------------------------------------------------------
--------------------------------------------
 Liberty Newport Tiger Fund                           7,798        2,516
2,421           357               4,909
--------------------------------------------------------------------------------
--------------------------------------------
 Liberty Newport Europe Fund                              0           21
   20            23                  28
--------------------------------------------------------------------------------
--------------------------------------------
 Liberty Floating Rate Advantage Fund                     0           64
   42            15                 121
--------------------------------------------------------------------------------
--------------------------------------------

-------------------------------------------------
-------------------------------
                                                                     PERCENTAGE
OF
                                                     NET BROKERAGE   FUND'S
TOTAL
                                                    COMMISSIONS ON     BROKERAGE
                                                   FUND'S PORTFOLIO
COMMISSIONS
                                                     TRANSACTIONS       PAID TO
                                                   PAID TO ADVISORS'   ADVISORS'
                                                       BROKERAGE       BROKERAGE
NAME OF FUND                                          AFFILIATES      AFFILIATES
-------------------------------------------------
-------------------------------
 Liberty Federal Securities Fund                         $  0               0%
--------------------------------------------------------------------------------
--
 Liberty Contrarian Small-Cap Fund                          0               0
--------------------------------------------------------------------------------
--
 Liberty Contrarian Equity Fund                             0               0
--------------------------------------------------------------------------------
--
 Liberty Contrarian Income Fund                             0               0
--------------------------------------------------------------------------------
--
 Liberty Contrarian Fund                                    0               0
--------------------------------------------------------------------------------
--
 Liberty High Yield Municipal Fund                          0               0
--------------------------------------------------------------------------------
--
 Liberty Tax-Exempt Fund                                    0               0
--------------------------------------------------------------------------------
--
 Liberty Tax-Exempt Insured Fund                            0               0
--------------------------------------------------------------------------------
--
 Liberty Utilities Fund                                   761              24
--------------------------------------------------------------------------------
--
 Liberty Municipal Money Market Fund                        0               0
--------------------------------------------------------------------------------
--
 Liberty California Tax-Exempt Fund                         0               0
--------------------------------------------------------------------------------
--
 Liberty Connecticut Tax-Exempt Fund                        0               0
--------------------------------------------------------------------------------
--
 Liberty Massachusetts Tax-Exempt Fund                      0               0
--------------------------------------------------------------------------------
--
 Liberty New York Tax-Exempt Fund                           0               0
--------------------------------------------------------------------------------
--
 Liberty Ohio Tax-Exempt Fund                               0               0
--------------------------------------------------------------------------------
--
 Liberty Global Young Investor Fund                         0(c)            0(c)
--------------------------------------------------------------------------------
--
 Liberty Small-Cap Value Fund                             195              11
--------------------------------------------------------------------------------
--
 Liberty Growth & Income Fund                             295              15
--------------------------------------------------------------------------------
--
 Liberty Newport Asia Pacific Fund                          0               0
--------------------------------------------------------------------------------
--
 Liberty Newport Tiger Fund                                 0               0
--------------------------------------------------------------------------------
--
 Liberty Newport Europe Fund                                0               0
--------------------------------------------------------------------------------
--
 Liberty Floating Rate Advantage Fund                       0               0
--------------------------------------------------------------------------------
--



(1) The Advisor waived advisory fees and assumed expenses as follows: For Liberty Tax-Managed Growth Fund II, the Advisor waived approximately $110,000 of the advisory fee; for the Liberty Tax-Managed Value Fund, the Advisor waived approximately $2,000 of advisory fees; for Liberty Tax-Managed Aggressive Growth Fund, the Advisor waived approximately $28,000 of advisory fees and assumed additional expenses of approximately $35,000; for Liberty Newport Greater China Fund, the Advisor waived approximately $70,000 of the advisory fee; for Liberty Contrarian Small-Cap Fund, the Advisor waived approximately $468,000 of the advisory fee and assumed additional expenses of approximately $157,000; for Liberty Contrarian Equity Fund, the Advisor waived approximately $246,000 of the advisory fee; for Liberty Contrarian Income Fund, the Advisor waived approximately $61,000 of the advisory fee and assumed additional expenses of approximately $66,000; for Liberty Contrarian Fund, the Advisor waived approximately $37,000 of the advisory fee and assumed approximately $39,000 of additional expenses; for Liberty Municipal Money Market Fund, the Advisor waived approximately $36,000 of the advisory fee and assumed additional expenses of approximately $67,000; for Liberty Connecticut Tax-Exempt Fund, the Advisor waived approximately $249,000 of the advisory fee; for Liberty Massachusetts Tax-Exempt Fund the Advisor waived approximately $62,000 of the advisory fee; for Liberty New York Tax-Exempt Fund, the Advisor waived approximately $194,000 of the advisory fee; for Liberty Growth & Income Fund, the Advisor waived approximately $242,000 of the advisory fee; for Liberty Newport Asia Pacific Fund, the Advisor waived approximately $135,000 of the advisory fee; for Liberty Newport Europe Fund, the Advisor waived approximately $55,000 and assumed additional expenses of approximately $65,000; for Liberty Floating Rate Advantage Fund, the Advisor waived approximately $142,000 of the advisory fee and assumed additional expenses of approximately $205,000.



(2) Liberty Funds Distributor, Inc. waived the following distribution fees: For Liberty High Yield Securities Fund, approximately $82,000; for Liberty Income Fund, approximately $4,000; for Liberty Strategic Income Fund, approximately $73,000; for Liberty Intermediate Government Fund, approximately $4,000; for Liberty Money Market Fund, approximately $21,000; for Liberty Federal Securities Fund, approximately $7,000; for Liberty High Yield Municipal Fund, approximately $4,000; for Liberty Tax-Exempt Fund, approximately $7,000; for Liberty Tax-Exempt Insured Fund, approximately $2,000; for Liberty Municipal Money Market Fund, approximately $2,000; for Liberty California Tax-Exempt Fund, approximately $17,000; for Liberty Connecticut Tax-Exempt Fund, approximately $10,000; for Liberty Massachusetts Tax-Exempt Fund, approximately $4,000; for Liberty New York Tax-Exempt Fund, approximately $2,000; for Liberty Newport Europe Fund, approximately $5,000.


(a) The Fund commenced investment operations on July 24, 2000. The activity shown is from the effective date of registration (August 1, 2000) with the Securities and Exchange Commission.

(b) Colonial Management Associates, Inc. waived approximately $543,000 of the administration fee.


(c) The Fund commenced operations on November 15, 2000.

(d) This figure represents expenses allocated to the Fund from the master portfolio in which all its shares are invested.

                                                                      APPENDIX F


                    SHARES OUTSTANDING AND ENTITLED TO VOTE



For each class of the Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of July 16, 2001, was as follows:



     NAME OF FUND             NUMBER OF SHARES OUTSTANDING AND ENTITLED TO VOTE
PER CLASS
     ------------
-----------------------------------------------------------------------
                            CLASS A            CLASS B            CLASS C
   CLASS Z
                        ----------------   ----------------   ---------------
---------------
Liberty High Yield
 Securities Fund         78,986,359.0600    78,011,401.4940   11,107,243.6740
  823,757.0180
Liberty Income Fund      16,583,452.7230     5,340,420.2120      564,050.9280
            --
Liberty Strategic
 Income Fund             93,664,000.8220   107,990,499.5660    7,814,835.3240
  581,195.4180
Liberty Tax-Managed
 Growth Fund              8,578,949.7640    28,885,432.2870    4,098,354.7650
  100,141.6350
Liberty Tax-Managed
 Growth Fund II           1,164,015.6690     5,598,483.5740    1,097,424.6050
  173,614.2370
Liberty Tax-Managed
 Value Fund               2,072,523.0270     5,990,667.0890    1,750,671.5240
      103.9500
Liberty Tax-Managed
 Aggressive Growth
 Fund                       570,448.1850     1,719,020.1230      346,249.1630
    8,657.6870
Liberty Newport Japan
 Opportunities Fund         932,227.1260     1,129,272.4710      392,832.1080
  292,704.7130
Liberty Intermediate
 Government Fund         84,520,690.0020    13,355,212.3040      937,824.7960
   12,150.5680
Liberty Newport
 Greater China Fund       2,680,907.0120       288,816.3410       82,644.8250
    9,012.1810
Liberty Money Market
 Fund                   190,053,218.7440    81,844,938.9600   11,744,647.8970
            --
Liberty Select Value
 Fund                    21,530,077.8350    14,937,681.4030    1,655,765.0170
  815,734.3310
Liberty Newport
 International Equity
 Fund                     2,855,815.9460     2,908,769.3690       89,155.7970
      107.4250
The Liberty Fund        100,900,278.4160    61,337,301.1130    1,451,542.5580
    6,276.7870
Liberty Newport Global
 Equity Fund             13,089,487.8980     4,120,874.0000      181,391.7810
            --
Liberty Federal
 Securities Fund         54,987,420.4870     5,149,623.8850      564,903.4960
    1,223.0880
Liberty Contrarian
 Small-Cap Fund           4,232,009.6190         3,640.5770           91.6590
       98.8140
Liberty Contrarian
 Equity Fund              5,359,064.7050        45,226.6790        6,265.9610
            --
Liberty Contrarian
 Income Fund                915,348.0990       293,732.4390      103,981.2600
      121.5340
Liberty Contrarian
 Fund                       245,416.1760       163,234.1770       12,684.3310
            --
Liberty High Yield
 Municipal Fund           7,317,584.2780     6,964,726.6050      454,915.0930
            --
Liberty Tax-Exempt
 Fund                   150,779,540.2850    12,636,746.9010      570,632.8270
            --

     NAME OF FUND             NUMBER OF SHARES OUTSTANDING AND ENTITLED TO VOTE
PER CLASS
     ------------
-----------------------------------------------------------------------
                            CLASS A            CLASS B            CLASS C
   CLASS Z
                        ----------------   ----------------   ---------------
---------------
Liberty Tax-Exempt
 Insured Fund            16,624,217.5110     2,507,292.6850      397,403.4860
            --
Liberty Utilities Fund   31,801,550.9350    20,126,411.3440      487,194.6230
    1,420.3110
Liberty Municipal
 Money Market Fund       13,224,650.4340       226,614.5520      238,065.3500
            --
Liberty California
 Tax-Exempt Fund         29,373,751.3490     6,919,255.4890    2,072,694.1810
            --
Liberty Connecticut
 Tax-Exempt Fund         11,784,751.9960     7,170,912.4560      950,505.9720
            --
Liberty Massachusetts
 Tax-Exempt Fund         20,361,492.2420     5,315,474.0200      421,575.8000
            --
Liberty New York Tax-
 Exempt Fund              7,569,549.2420     4,757,306.7240      299,589.7730
            --
Liberty Ohio Tax-
 Exempt Fund              7,577,055.1290     2,357,878.4450       97,494.9200
            --
Liberty Global Young
 Investor Fund               78,544.7150        83,352.5120       10,173.7610
   15,174.2860
Liberty Small-Cap
 Value Fund               3,662,300.0410     6,825,890.8960      755,639.4330
      553.3920
Liberty Growth &
 Income Fund             27,300,729.3590    48,938,629.1550    4,446,858.6630
  766,651.4890
Liberty Newport Asia
 Pacific Fund               538,193.4960       413,205.5860       68,408.7950
      451.3650
Liberty Newport Tiger
 Fund                    21,654,625.1910    20,550,923.8860    3,449,112.1060
13,248,337.5360
Liberty Newport Europe
 Fund                       695,918.3460       230,870.6070       40,718.3980
    3,501.0560
Liberty Floating Rate
 Advantage Fund           9,242,805.2400     6,234,975.1610    4,989,813.1240
  240,867.1540



                            CLASS E            CLASS F            CLASS I
   CLASS S
                        ----------------   ----------------   ---------------
---------------
Liberty Tax-Managed
 Growth Fund                529,567.3730       818,711.1390                --
            --
Liberty Select Value
 Fund                                 --                 --                --
21,904,953.8390
Liberty Contrarian
 Small-Cap Fund                       --                 --    2,363,383.8420
            --
Liberty Contrarian
 Equity Fund                          --                 --    1,247,550.5960
            --
Liberty Contrarian
 Income Fund                          --                 --       11,076.2070
            --
Liberty Growth &
 Income Fund                          --                 --                --
13,834,634.3160
Liberty Newport Asia
 Pacific Fund                         --                 --                --
   18,457.4230



                            CLASS T
                        ----------------
Liberty Newport Tiger
 Fund                     3,682,365.9640

OWNERSHIP OF SHARES



As of July 16, 2001, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of shares of the Fund and of the Trust as a whole. As of July 16, 2001, the following persons owned of record or beneficially 5% or more of the noted class of shares of the noted Fund:



                                SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                         OWNED            SHARES OF CLASS OWNED
--------------                  -------------------   -------------------------
LIBERTY NEWPORT ASIA PACIFIC
  FUND

CLASS A
Colonial Management Assoc., Inc.
  Attn: Phil Iudice/Controller
  One Financial Center
  11th Floor
  Boston, MA 02111............       252,489.2470               46.91

CLASS B
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................        43,820.0300               10.60

CLASS C
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................        11,260.4500               16.45

CLASS S
US Bank NA Cust IRA
  Nathan Schlessinger
  1 E. Wacker Drive
  Suite 2600
  Chicago, IL 60601-1802......         1,315.9110                7.13

Dennis B. Barber Trustee
  Dennis B. Barber Dds Ltd
  Money Purchase Plan
  1522 William Street
  River Forest, IL
  60305-1139..................         1,323.2310                7.17

Diane G. Haglund &
  Terrence G. Haglund Jtwros
  149 Stone Lake Ct.
  Yorktown, VA 23693-3715.....         1,373.0740                7.44

                                SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                         OWNED            SHARES OF CLASS OWNED
--------------                  -------------------   -------------------------
CLASS Z
Daniel L. Hebert
  265 Blackwater Road
  Dover, NH 03820-8702........            47.1390               10.44

Colonial Management
  Associates, Inc.
  Attn: Finance Dept.
  One Financial Center
  Boston, MA 02111-2621.......            54.8610               12.15

Michael Ellis &
  Kirsty Ellis Jtwros
  346 Woodside Avenue
  Mill Valley, CA
  94941-3822..................           320.5390               71.02

Ronald L. Tressler &
  Kristie Tressler Jtwros
  877 South 325 West
  Orem, UT 84058-6786.........            25.7310                5.70

LIBERTY GROWTH & INCOME FUND

CLASS C
Banc One Securities Corp.
  Attn: Wrap Processing
  Oh1-1244; Suite J-2
  1111 Polaris Parkway
  Columbus, OH 4324-1244......       672,852.8820               15.24

CLASS S
Charles Schwab & Co. Inc.
  Special Custody Account For
  The Exclusive Benefit Of
  Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA
  94104-4122..................     4,145,887.8070              29.97*

CLASS Z
Charles Schwab & Co. Inc.
  Attn: Mutual Fund Operations
  101 Montgomery St.
  San Francisco, CA
  94104-4122..................       760,965.9160               99.45

LIBERTY TAX-MANAGED GROWTH FUND

CLASS B
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97MP6
  4800 Deer Lake Dr. E., 2nd
  Floor
  Jacksonville, FL
  32246-6484..................     2,039,691.6710                7.06

                                SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                         OWNED            SHARES OF CLASS OWNED
--------------                  -------------------   -------------------------
CLASS C
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97MP7
  4800 Deer Lake Dr. E. 2nd
  Floor
  Jacksonville, FL
  32246-6484..................       378,427.3570                9.23

CLASS Z
Investors Bank & Trust Co.
  Cust
  Virginia Sorrells Tr.
  Edward Jones Family Trust E
  Ben of Edward Jones/IRA
  3159 Ferncreek Ln.
  Escondido, CA 92027-6744....         5,790.4380                5.78

Investors Bank & Trust Co.
  Custodian
  Barbara Witteborg Tr.
  Edward Jones Family Trust C
  Ben of Edward Jones IRA
  7334 Northeast 85th Ter.
  Kansas City, MO 64157-9707..         5,243.2140                5.24

The Primary Day School Inc.
  c/o Stein Roe & Farnham Inc.
  1330 Avenue Of The Americas
  30th Fl.
  New York, NY 10019..........        34,444.2810               34.40

Investors Bank And Trust
  Company
  Patrick J. Banfield Rollover
  IRA
  c/o Banfield Development Corp.
  100 Conifer Hill Drive
  Bldg. 2, Apt. 205
  Danvers, MA 01923...........        13,143.6190               13.13

Investors Bank & Trust Co.
  Custodian
  Robert G. Banfield Rollover
  IRA
  Banfield Development Corp.
  100 Conifer Hill Drive
  Bldg. 2, Apt. 205
  Danvers, MA 01923...........        12,004.6700               11.99

Investors Bank & Trust
  Rollover IRA
  Paul Rothman
  169 E. 69th St. Apt. 12a
  New York, NY 10021-5163.....         9,319.6590                9.31

                                SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                         OWNED            SHARES OF CLASS OWNED
--------------                  -------------------   -------------------------
Jonathan Lowet
  160 E. 91st St.
  New York, NY 10125-0001.....         5,825.8640                5.82

LIBERTY TAX-MANAGED VALUE FUND CLASS A

Merrill Lynch Pierce Fenner & Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East. 2nd Fl.
  Jacksonville, FL
  32246-6426..................       144,299.1910                6.97

CLASS C
Merrill Lynch Pierce Fenner & Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East. 2nd Fl.
  Jacksonville, FL
  32246-6426..................       150,690.8460                8.61

CLASS Z
Colonial Management Associates
  Attn: Finance Dept
  One Financial Center
  Boston, MA 02111-2621.......           103.9500              100.00

LIBERTY TAX MANAGED GROWTH FUND II

CLASS A
LPL Financial Services
  A/C 1572-4619
  9785 Towne Centre Dr.
  San Diego, CA 92121-1968....        61,983.4710                5.34
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East 2nd Fl.
  Jacksonville, FL
  32246-6426..................        62,293.9070                5.37

CLASS Z
Bertram Gabriel III Ttee
  Bertram Gabriel Trust
  U/A 8/28/85
  61 Trinity Pass
  Pound Ridge, NY 10576-1527..        13,449.3400                7.75

Mary Ann S. Hughes
  11320 Malaguena Lane NE
  Albuquerque, NM 87111-6884..        11,250.3640                6.48


                                SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                         OWNED            SHARES OF CLASS OWNED
--------------                  -------------------   -------------------------
Andrew R. Heck
  1070 Fisher Lane
  Winnetka, IL 60093-1563.....        36,452.2680               21.00

LIBERTY TAX-MANAGED AGGRESSIVE GROWTH FUND

CLASS A
Banc Of America Investment
  Services
  FBO 380082151
  P.O. Box 3701
  Investment Operations
  WA1-501-31-1
  Seattle, WA 98124-3701......        33,833.3120                5.93

CLASS B
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East
  2nd Fl.
  Jacksonville, FL
  32246-6426..................       128,107.1580               7.47*

CLASS C
NFSC FEBO # W81-720895
  George Simone
  Monica Simone
  7421 Silver Palm Ave.
  Las Vegas, NV 89117-1443....        21,210.4070                6.13

Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East 2nd Fl.
  Jacksonville, FL
  32246-6426..................       117,586.4720              33.98*

Pegge Ann Wall Ttee
  U/W F Willard Wall Trust 1
  32394 Pleasant Oaks Dr.
  Springville, CA
  93265-9305..................        22,739.9190                6.57

CLASS Z
Colonial Management Associates
  Attn: Finance Dept.
  One Financial Center
  Boston, MA 02111-2621.......         8,333.3330               96.25


                                SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                         OWNED            SHARES OF CLASS OWNED
--------------                  -------------------   -------------------------
LIBERTY STRATEGIC INCOME FUND

CLASS B
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97MP6
  4800 Deer Lake Dr. East
  2nd Fl.
  Jacksonville, FL
  32246-6426..................     5,509,612.8220                5.10

CLASS C
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97P57
  4800 Deer Lake Dr. East
  2nd Fl.
  Jacksonville, FL
  32246-6426..................       683,526.6730                8.75

CLASS J
Tokai Tokyo Securities
  Shinyaesu Building
  Kyobashi 1-7-1
  Chuo-Ku
  Tokyo, Japan 104-0031.......    17,455,420.5960              24.10*

Tokai Tokyo Securities
  Shinyaesu Building
  Kyobashi 1-7-1
  Chuo-Ku
  Tokyo, Japan 104-0031.......    50,000,000.0000              69.02*

Tokyo-Mitsubishi Personal Sec
  Co.
  17-12 Nihonbashi 1 Chome
  Chou-Ku
  Tokyo, Japan 103-0027.......     4,979,110.0000               6.87*

CLASS Z
Charles Schwab & Co. Inc.
  Attn: Mutual Fund Operations
  101 Montgomery St.
  San Francisco, CA
  94104-4122..................       580,694.7600               99.97

                                SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                         OWNED            SHARES OF CLASS OWNED
--------------                  -------------------   -------------------------
LIBERTY INCOME FUND

CLASS B
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97OX8
  4800 Deer Lake Dr. East
  2nd Fl.
  Jacksonville, FL
  32246-6426..................       463,480.1730                8.67

CLASS C
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97RF5
  4800 Deer Lake Dr. East
  2nd Fl.
  Jacksonville, FL
  32246-6426..................        56,881.3160               10.08

LIBERTY SELECT VALUE FUND

CLASS C
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97RD5
  4800 Deer Lake Dr. East
  2nd Fl.
  Jacksonville, FL
  32246-6426..................       187,258.8950               11.36

Banc One Securities Corp.
  Attn: Wrap Processing
  Oh1-1244; Suite J-2
  1111 Polaris Parkway
  Columbus, OH 43240-1244.....       424,958.2450               25.78

CLASS Z
Charles Schwab & Co. Inc.
  Mutual Funds Dept.
  101 Montgomery Street
  San Francisco, CA
  94104-4122..................       807,764.0120               99.21
THE LIBERTY FUND

CLASS Z
Louis A. Volante Jr &
  Rosemarie A. Volante Jtwros
  32 Sheparo Ave.
  North Providence, RI
  02904-1249..................           352.6150                5.62

Patrick T. Riley
  4412 Highridge Dr.
  The Colony, TX 75056-4066...         5,924.1710               94.38

                                SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                         OWNED            SHARES OF CLASS OWNED
--------------                  -------------------   -------------------------
LIBERTY HIGH YIELD SECURITIES FUND

CLASS B
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97B52
  4800 Deer Lake Dr. East
  2nd Fl.
  Jacksonville, FL
  32246-6426..................     7,405,152.7970                9.48

CLASS C
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97JG1
  4800 Deer Lake Dr. East
  2nd Fl.
  Jacksonville, FL
  32246-6426..................       957,847.6890                8.70

Banc One Securities Corp.
  Attn: Wrap Processing
  Oh1-1244; Suite J-2
  1111 Polaris Parkway
  Columbus, OH 43240-1244.....     2,592,776.3990               23.54

CLASS Z
Charles Schwab & Co. Inc. Cust
  Attn: Mutual Funds Dept.
  101 Montgomery St.
  San Francisco, CA
  94104-4122..................       821,906.5620               99.90

LIBERTY NEWPORT TIGER FUND CLASS A

Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97425
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................     1,098,637.5740                5.03

The Northern Trust Company
  Ttee
  FBO A.G. Edwards Inc.
  A/C Omnibus Account
  P.O. Box 92956
  Chicago, IL 60675-2956......     1,214,349.5440                5.56

                                SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                         OWNED            SHARES OF CLASS OWNED
--------------                  -------------------   -------------------------

Dean Witter For The Benefit Of
  BBH & Co. C/F Afp Provida Sa
  P.O. Box 250
  Church Street Station
  New York, NY 10008-0250.....     1,211,641.1710                5.54

Charles Schwab & Co. Inc.
  Cash Account
  Attn: Mutual Funds Dept.
  101 Montgomery St.
  San Francisco, CA
  94104-4122..................     2,193,928.2720               10.04

Bear Stearns Securities Corp.
  FBO 102-22352-28
  1 Metrotech Center North
  Brooklyn, NY 11201-3870.....     1,907,174.9850                8.72

CLASS B
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customer
  Attn: Fund Administration
  #97716
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................     2,734,481.7840               13.28

CLASS C
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97F89
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................       894,912.8830               26.49

CLASS Z
The Northern Trust Co. Ttee
  Liberty Mutual 401(K)
  Retirement Plan
  A/C Omnibus Account
  P.O. Box 92956
  Chicago, IL 60675-2956......     3,238,545.0900               23.80

BNY Clearing Services LLC
  A/C 8673-3706
  Wendel & Co. 659083
  111 East Kilbourn Avenue
  Milwaukee, WI 53202-6633....     1,244,998.3070                9.15

The James Irvine Foundation
  One Market Steuart Tower
  Suite 2500
  San Francisco, CA 94105.....     3,157,673.1310               23.20

                                SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                         OWNED            SHARES OF CLASS OWNED
--------------                  -------------------   -------------------------
Charles Schwab & Co. Inc.
  Cash Account
  Attn: Mutual Funds Dept.
  101 Montgomery St.
  San Francisco, CA
  94104-4122..................     2,225,494.4790               16.35

Fidelity Investments
  Institutional
  Operations Co. Inc. (FIIDC)
  Agent For Certain Employee
  Ben Plan
  Attn: Amy Hibbs
  100 Magellan Way/Mail Zone
  KW1C
  Covington, KY 41015-1999....     1,041,330.9900                7.65

LIBERTY NEWPORT GLOBAL EQUITY FUND

CLASS B
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97F85
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................       402,882.0710                9.75

CLASS C
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97KF6
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................        14,860.1230                8.19

LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND

CLASS A
NFSC FEBO #W18-041289
  Donald J. Carter
  4761 Frank Luke Drive
  Ste. 200
  Addison, TX 75001-3202......       212,675.4570               22.81

CLASS B
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97KF5
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................       164,807.7980               14.56

                                SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                         OWNED            SHARES OF CLASS OWNED
--------------                  -------------------   -------------------------
CLASS C
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97KF6
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................        67,240.6570               17.02

CLASS Z
Thomas C. Theobald
  55 Railroad Ave.
  Plaza Level
  Greenwich, CT 06830-6378....        16,910.7640                5.78

MITRA & Co.
  c/o Marshall & Ilsley Trust Co.
  1000 N. Water Street
  Milwaukee, WI 53202-6648....       233,736.0590               79.85

Charles Schwab & Co. Inc.
  Attn: Mutual Funds Dept.
  101 Montgomery St.
  San Francisco, CA
  94104-4122..................        17,309.5940                5.91

LIBERTY NEWPORT GREATER CHINA FUND

CLASS A
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97MP5
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................       446,744.6870               16.75

Harris Investorline Inc.
  FBO Clarabelle Partnership
  1700 Century Square
  1501 4th Avenue
  Seattle, WA 98101-3225......       138,968.1520                5.21

Charles Schwab & Co. Inc.
  Cust.
  Attn: Mutual Funds Dept.
  101 Montgomery St.
  San Francisco, CA
  94104-4122..................       134,641.0610                5.05

CLASS B
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97SF7
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................        62,062.4100               21.49

                                SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                         OWNED            SHARES OF CLASS OWNED
--------------                  -------------------   -------------------------
CLASS C
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97SF8
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................        17,334.1190               22.10

Mesirow Financial Inc.
  A/C 5176-8446
  Avia Eilon Tr
  Ua Sep 16 80 Maritime
  350 North Clark Street
  Chicago, IL 60610-4712......         4,887.5860                6.23

Mesirow Financial Inc.
  A/C 4953-7458
  Avia Eilon
  350 North Clark Street
  Chicago, IL 60610-4712......        11,813.7240               15.06

PaineWebber For The Benefit Of
  Lena Gilbert and
  Sandra J. Symson Co-Ttees
  FBO Trust Ua Dtd 04/20/91
  4621 White Oak Avenue
  Encino, CA 91316-3832.......         4,208.8370                5.37

CLASS Z
Colonial Management Assoc. Inc.
  Attn: Phil Iudice/Controller
  One Financial Center
  11th Floor
  Boston, MA 02111............         7,616.3870               61.98

Robert L. Nanos
  301 Lingering Ln.
  Henderson, NV 89012-3451....         3,276.3550               26.66

LIBERTY NEWPORT ASIA PACIFIC FUND

CLASS A
Colonial Management Assoc. Inc.
  Attn: Phil Iudice/Controller
  One Financial Center
  11th Floor
  Boston, MA 02111............       252,489.2470               46.91

CLASS B
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East, 2nd Fl.
  Jacksonville, FL
  32246-6484..................        43,820.0300               10.60

                                SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                         OWNED            SHARES OF CLASS OWNED
--------------                  -------------------   -------------------------
CLASS C
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East, 2nd Fl.
  Jacksonville, FL
  32246-6484..................        11,260.4500               16.45

CLASS Z
Daniel L. Hebert
  265 Blackwater Rd.
  Dover, NH 03820-8702........            47.1390               10.44

Colonial Management Assoc.
  Inc.
  Attn: Finance Dept.
  One Financial Center
  Boston, MA 02111............            54.8610               12.15

Michael Ellis & Kirsty Ellis
  Jtwros
  346 Woodside Ave.
  Mill Valley, CA
  94941-3822..................           320.5390               71.02

Ronald L. Tressler &
  Kristie Tressler Jtwros
  877 South 325 West
  Orem, UT 84058-6786.........            25.7310                5.70

LIBERTY NEWPORT EUROPE FUND

CLASS A
Newport Fund Management
  580 California St. #1960
  Attn: Benedikt Reifler
  San Francisco, CA
  94104-1040..................       157,211.2100               22.53

Colonial Management
  Associates, Inc.
  Attn: Finance Dept.
  One Financial Center
  Boston, MA 02111-2621.......       390,277.5970              55.93*

CLASS C
Donaldson Lufkin Jenrette
  Securities Corp. Inc.
  P.O. Box 2052
  Jersey City, NJ
  07303-2052..................         2,147.0740                5.27

Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. E.
  2nd Floor
  Jacksonville, FL
  32246-6484..................         4,222.1900               10.37

                                SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                         OWNED            SHARES OF CLASS OWNED
--------------                  -------------------   -------------------------
Legg Mason Wood Walker Inc.
  305-12399-15
  P.O. Box 1476
  Baltimore, MD 21202.........         4,520.7960               11.10

Wayne M. Peterson
  2614 Unicornio Street
  Carlsbad, CA 92009-5330.....         5,929.1760               14.56

CLASS Z
Colonial Management
  Associates, Inc.
  Attn: Finance Dept.
  One Financial Center
  Boston, MA 02111-2621.......         1,000.0000              14.80*

Michael Ellis &
  Kirsty Ellis Jtwros
  346 Woodside Avenue
  Mill Valley, CA
  94941-3822..................           861.1800               12.75

John J. Harrell
  P.O. Box 965
  Lyle, WA 98635-0022.........           570.2110                8.44

Thomas R. Tuttle &
  Sylvia C. Tuttle Ttee
  Tuttle Revocable Trust
  U/A 1/15/96
  440 Davis Court #1621
  San Francisco, CA
  94111-2451..................           711.2380               10.53

Investors Bank & Trust
  Rollover
  IRA Robert L. Nanos
  301 Lingering Ln.
  Henderson, NV 89012-3451....         3,254.3950               48.17

LIBERTY CONTRARIAN FUND

CLASS A
Yvonne M. Huson Ttee
  Richard S. Huson Marital
  Trust
  U/A 9/4/98
  2480 NW Tower Rock Rd.
  Bend, OR 97701-5609.........       110,429.3830              45.00*

Nfsc Febo #0L5-988367
  Union Bank Of California
  Cust
  IRA of John E. Maack, Jr.
  Rollover
  2112 Goodall Ct.
  Lake Oswego, OR 97034-1564..        29,005.4720               11.82

Nfsc Febo #OC3-193577
  The John Egon Maack
  Revocable
  John Egon Maack Ttee
  U/A 10/22/1992
  2112 Goodall Ct.
  Lake Oswego, OR 97034-1564..        19,825.5350                8.08

                                SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                         OWNED            SHARES OF CLASS OWNED
--------------                  -------------------   -------------------------
CLASS B
Advest Bank Ttee
  Jacob Levinson Mar Trust
  Fbo M Levinson U/A 2/18/98
  Attn: Trust Division
  90 State House Square
  Hartford, CT 06103-3708.....         9,166.5780                5.69

Prudential Securities Inc. Fbo
  Mr. J. Jimenez, Mr. J.
  Torres & Mrs C. Maty Co
  Ttees
  J&F Yaucono Pen Plan Mmp
  Dtd 01/02/1992
  San Juan, PR 00902..........        16,886.6340               10.49

CLASS C
Nfsc Febo #L150993972
  Nfsc/Fmtc IRA
  Fbo Barbara M. Farella
  1265 Biscayne
  Elk Grove Vlg, IL
  60007-3470..................         1,108.0410                8.74

Nfsc Febo #0C8-721441
  Nfs/Fmtc R/O IRA
  Fbo Patricia L. Macdonald
  62 Mountain Gate Rd.
  Ashland, MA 01721-2326......           981.3870                7.74

Keith R. Jewell &
  Rita A. Jewell Jtwros
  23338 Green Ct.
  Auburn, CA 95602-8081.......         2,633.8540               20.76

LPL Financial Services
  A/C 1761-2685
  9785 Towne Centre Drive
  San Diego, CA 92121-1968....           634.2670                5.00

LPL Financial Services
  A/C 1492-5730
  9785 Towne Centre Dr.
  San Diego, CA 92121-1968....         1,619.5740               12.77

LIBERTY CONTRARIAN SMALL-CAP FUND
CLASS A
Charles Schwab & Co. Inc.
  Special Custody A/C For
  Benft Cust
  Attn: Mutual Funds
  101 Montgomery Street
  San Francisco, CA
  94104-4122..................       933,338.4440               22.06

CLASS B
Brooklyn Bridle Iron & Steel
  Corp.
  Abraham Werner-President
  3500 Galt Ocean Dr. Apt.
  1611
  Ft. Lauderdale, FL
  33308-6827..................           971.7270               26.69

                                SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                         OWNED            SHARES OF CLASS OWNED
--------------                  -------------------   -------------------------
Donaldson Lufkin Jenrette
  Securities Corporation Inc.
  P.O. Box 2052
  Jersey City, NJ
  07303-2052..................           940.7340               25.84

Investors Bank and Trust Co.
  Larry Lazarus Attorney At
  Law 401k
  Larry S. Lazarus
  One Arizona Center
  400 E. Vanburen, Suite 450
  Phoenix, AZ 85004...........           276.3140                7.59

CLASS C
Liberty Funds Group
  Attn: Pam Lyons
  1 Financial Ctr.
  Boston, MA 02111-2621.......            91.6590              100.00

CLASS I
AAAA Retirement Fund For
  Member Agencies
  Wendy E. Jones Ttee
  Donald S. Lewis Ttee
  201 Mccullough Dr., Ste. 100
  Charlotte, NC 28262-4345....     1,302,394.4560               55.11

M&I Trust Co Ttee
  Neese/Crabbe Huson
  1000 N. Water St. 14th Fl.
  Milwaukee, WI 53202-6648....       522,794.5950               22.12

Chicagoland Race Meet
  Operators
  Pension Trust Fund
  8700 W. Bryn Mawr Ave.
  Ste. 810N
  Chicago, IL 60631-3577......       255,346.7780               10.80

Investors Bank And Trust Co
  Seif & Sons Chevrolet
  Andy J. Wyngarden
  8414 Kalamazoo SE
  Caledonia, MI 49316.........         1,251.5260               34.38

BNY Western Trust Co. Cust
  IBEW Local 76 Retirement
  Trust
  Attn. K. Okuma
  601 Union St. Ste. 520
  Seattle, WA 98101-2328......       225,068.8440                9.52

CLASS Z
Liberty Funds Group
  Attn: Pam Lyons
  1 Financial Ctr.
  Boston, MA 02111-2621.......            98.8140              100.00

                                SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                         OWNED            SHARES OF CLASS OWNED
--------------                  -------------------   -------------------------
LIBERTY CONTRARIAN INCOME FUND

CLASS A
Security Trust Company Ttee
  Fbo Retirement Plan For
  Employees of
  Fidelity Bank & Trust
  2390 E. Camelback Rd.
  Ste. 240
  Phoenix, AZ 85016-3434......       124,085.9700               13.61

Charles Schwab & Co. Inc.
  Special Custody A/C For
  Benft Cust
  Attn: Mutual Funds
  101 Montgomery Street
  San Francisco, CA
  94104-4122..................       268,154.1470               29.42

Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. E. 3rd Fl.
  Jacksonville, FL
  32246-6484..................       191,059.5480               20.96

CLASS B
Janney Montgomery Scott LLC
  A/C 1819-8302
  Dan Brown
  1801 Market St.
  Philadelphia, PA
  19103-1628..................        38,833.9750               13.38

Merrill Lynch Pierce Fenner &
  Smith
  For The Benefit Of
  Its Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. E. 3rd Fl.
  Jacksonville, FL
  32246-6484..................        25,730.5090                8.87

CLASS C
Merrill Lynch Pierce Fenner &
  Smith
  For The Benefit Of
  Its Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. E. 3rd Fl.
  Jacksonville, FL
  32246-6484..................        40,569.2850               39.02

                                SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                         OWNED            SHARES OF CLASS OWNED
--------------                  -------------------   -------------------------
CLASS I
Colonial Management Associates
  Attn: Philip
  Iudice/Controller
  One Financial Center
  Boston, MA 02111-2621.......        11,076.2070              100.00

CLASS Z
Colonial Management Associates
  Attn: Finance Dept.
  One Financial Center
  Boston, MA 02111-2621.......           110.5120               90.93

Colonial Management Associates
  Attn: Finance Dept.
  One Financial Center
  Boston, MA 02111-2621.......            11.0220                9.07

LIBERTY CONTRARIAN EQUITY FUND

CLASS A
Charles Schwab & Co. Inc.
  Special Custody A/C For
  Benft Cust
  Attn: Mutual Fund
  101 Montgomery Street
  San Francisco, CA
  94101-4122..................     1,348,827.9430               25.17

CLASS B
Donaldson Lufkin Jenrette
  Securities Corporation Inc.
  P. O. Box 2052
  Jersey City, NJ
  07303-2052..................         3,915.2480                8.66

Donaldson Lufkin Jenrette
  Securities Corporation Inc.
  P. O. Box 2052
  Jersey City, NJ
  07303-2052..................         3,080.4430                6.81

First Clearing Corp.
  A/C 3882-5228
  Michael M. Gozdiff, Jr. IRA
  Fcc Cust
  6643 Northridge Cir.
  Louisville, KY 40241-6537...         3,587.0640                7.93

CLASS C
Michael Irving Cons
  Estate Of Stanley Rugh
  P.O. Box 1640
  Shady Cove, OR 97539-1640...           383.5070                6.12

PaineWebber For The Benefit Of
  Tony Nicholas Ttee
  Turbine Supply Co. Keogh
  Profit Sharing plan
  2222 N. Interstate 27
  Lubbock, TX 79403-2222......         3,451.0000               55.08

                                SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                         OWNED            SHARES OF CLASS OWNED
--------------                  -------------------   -------------------------
Investors Bank and Trust Co.
  Boc International Inc.
  Joseph P. Pimentel, Jr.
  8 Brae Circle
  Woburn, MA 01801............         1,412.0580               22.54

CLASS I
BNY Western Trust Co. Cust
  IBEW Local 76 Retirement
  Trust
  Attn: K. Okuma
  601 Union St. Ste. 520
  Seattle, WA 98101-2328......       969,291.7040               77.70

Nfsc Febo # 479-337943
  Fmt Co Cust R/O IRA
  Fbo George Emil
  Burgermeister
  9 Nansen Smt
  Lake Oswego, OR 97035-1066..        73,841.2580                5.92

LIBERTY TAX-EXEMPT FUND

CLASS B
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97B52
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................     1,269,124.3500               10.02

CLASS C
Terry Collins &
  Rosemary Collins Jtwros
  306 Jester Ct.
  Petaluma, CA 94954-8509.....       211,232.5640               37.22

LIBERTY GLOBAL YOUNG INVESTOR FUND

CLASS A
Stein Roe & Farnham, Inc.
  c/o Pam Lyons
  One Financial Center
  Boston, MA 02111............        75,000.0000              95.49*

CLASS B
Stein Roe & Farnham, Inc.
  c/o Pam Lyons
  One Financial Center
  Boston, MA 02111............        75,000.0000              89.99*

CLASS C
Stein Roe & Farnham, Inc.
  c/o Pam Lyons
  One Financial Center
  Boston, MA 02111............         8,333.3330              81.99*

                                SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                         OWNED            SHARES OF CLASS OWNED
--------------                  -------------------   -------------------------
CLASS Z
Mitchell Yaruss Ttee &
  Debra Wanger Yaruss Ttee
  Yaruss Family Revocable
  Trust
  Dtd 9/13/2000
  12781 Chandon Ct.
  San Diego, CA 92130-2798....           812.3480                5.35

L. Wanger & E. Wanger Cottees
  1998 Wanger Family Revocable
  Trust
  Sole & Separate Property Of
  Leonard
  Wanger Dtd 8-6-1998
  13060 Callcott Way
  San Diego, CA 92130-1328....           812.3480                5.35

Eric D. Wanger
  339 W. Webster Ave. Apt. 5
  Chicago, IL 60614-6303......           812.3480                5.35

Leah Zell Wanger Cust
  Elise Rebecca Wanger
  1540 Lake Shore Drive
  Chicago, IL 60610-6684......           812.3480                5.35

Leah Zell Wanger Cust
  Jenny Dove Wanger
  Unif Gift Min Act Il
  1540 N. Lake Shore Dr.
  Chicago, IL 60610-6684......           812.3480                5.35

Mitchell J. Yaruss
  12781 Chandon Ct.
  San Diego, CA 92130-2798....           812.3480                5.35

L. Wanger & E. Wanger Ttee
  1998 Wanger Family Rev Trust
  Sole & Separate Property Of
  Elizabeth Wanger
  U/A 08/06/1998
  13060 Callcott Way
  San Diego, CA 92130-1328....           812.3480                5.35

Eric Wanger Cust
  Katherine Justelle Wanger
  Utma-Ca
  339 W. Webster Ave.
  Apt. 5
  Chicago, IL 60614-6303......           812.3480                5.35

Stein Roe & Farnham, Inc.
  c/o Pam Lyons
  One Financial Center
  Boston, MA 02111............         8,333.3330              54.92*

                                SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                         OWNED            SHARES OF CLASS OWNED
--------------                  -------------------   -------------------------
LIBERTY MONEY MARKET FUND

CLASS A
Colonial Investment Services, Inc.
  Attn: Philip
  Iudice/Controller
  One Financial Center
  Boston, MA 02111-2621.......    10,558,308.0300                5.54

CLASS C
Salomon Smith Barney Inc.
  00138C01023
  333 West 34th St - 3rd Floor
  New York, NY 10001..........       718,997.3200                5.74

Nfsc Febo #C1Q-240230
  Peter Stanley Walker
  280 Park Ave South Apt. 20A
  New York, NY 10010-6133.....       718,217.2100                5.74

LIBERTY UTILITIES FUND

CLASS A
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97422
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................     2,762,623.1390                8.74

CLASS B
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #970X8
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................     2,767,090.7920               13.63

CLASS C
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administrator
  #97RD7
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................        53,118.5370               10.90

CLASS Z
Marcella F Miller
  RR 1
  McLeansboro, IL 62859-9801..           541.1560               38.10

Jamie Stevens
  714 Highway 82 W.
  Indiana, MS 38751-2037......           369.7450               26.03

                                SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                         OWNED            SHARES OF CLASS OWNED
--------------                  -------------------   -------------------------
Investors Bank & Trust Roth
  IRA
  Jamie Stevens
  714 Highway 82 W.
  Indianola, MS 38751-2037....           444.1880               31.27

LIBERTY FEDERAL SECURITIES FUND

CLASS A
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97425
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................     3,370,297.2760                6.13

CLASS B
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97716
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................       427,565.0510                8.33

CLASS C
The Simsbury Fire District
  871 Hopemeadow St.
  Simsbury, CT 06070-1821.....        56,509.6150               10.01

C/O Citco Fund Services
  Prudential Securities Inc.
  Fbo
  Pro Performance Fund Ltd
  Curacao N V Kaya
  Flamboyan 9
  P.O. Box 812
  Netherlands, Antilles.......        29,193.5620                5.17

CLASS Z
Investors Bank & Trust SEP IRA
  Andrew A. Bland
  3400 W. 16th St. Ste. E.
  Greeley, CO 80634-6870......           203.1980               16.61

Investors Bank & Trust IRA
  Dennis M. Cosgrove
  114 Bay Ct.
  Rockport, TX 78382-9611.....           912.3990               74.60

Colonial Management Associates
  Attn: Finance Dept.
  One Financial Center
  Boston, MA 02111-2621.......           107.4910                8.79

                                SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                         OWNED            SHARES OF CLASS OWNED
--------------                  -------------------   -------------------------
LIBERTY FLOATING RATE ADVANTAGE FUND

CLASS A
Keyport Life Insurance Company
  C/O Chris Westfall
  125 High Street
  Boston, MA 02110-2704.......       946,960.5710               10.29

CLASS B
Keyport Life Insurance Company
  C/O Chris Westfall
  125 High Street
  Boston, MA 02110-2704.......       942,607.5380               15.34

CLASS Z
Keyport Life Insurance Company
  C/O Chris Westfall
  125 High Street
  Boston, MA 02110-2704.......       238,482.3280               99.01

LIBERTY TAX-EXEMPT INSURED FUND

CLASS B
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97715
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................       249,350.5020               10.13

CLASS C
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administrator
  #97RE6
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................       186,020.5870               50.57

LPL Financial Services
  A/C 2315-6678
  9785 Towne Centre Dr.
  San Diego, CA 92121-1968....        21,997.8460                5.98

LIBERTY CALIFORNIA TAX-EXEMPT FUND

CLASS A
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #970P7
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................     1,916,658.5740                6.53

                                SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                         OWNED            SHARES OF CLASS OWNED
--------------                  -------------------   -------------------------
CLASS B
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #974A5
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................       495,883.4920                7.16

CLASS C
Nfsc Febo #W79-049344
  Settlement A. Ttee Class Act
  Byron Z. Moldo
  1925 Century Park E. Fl. 16
  Los Angeles, CA 90067-2701..       329,658.8690               16.55

Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97RE7
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................       263,539.2840               13.23

LIBERTY SMALL-CAP VALUE FUND

CLASS A
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97431
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................       546,849.4200               14.94

CLASS B
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn Fund Administration
  #97B42
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................       743,005.6110               10.87

CLASS C
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97JG0
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................       188,348.3240               24.81

                                SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                         OWNED            SHARES OF CLASS OWNED
--------------                  -------------------   -------------------------
CLASS Z
Rosemary Wickenheiser
  Lawrence J. Wickenheiser Jt
  Ten
  9317 Dickens Ave.
  Surfside, FL 33154-2449.....            75.3400               13.61

Louis A. Volante Jr &
  Rosemarie A. Volante Jtwros
  32 Sheparo Ave.
  North Providence, RI
  02904-1249..................           254.8800               46.06

Harvard Business School
  Class of 1973 Reunion
  C/O Davey Scoon
  160 Pine Street
  Dover, MA 02030-2430........           218.7190               39.52

LIBERTY OHIO TAX-EXEMPT FUND

CLASS A
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97431
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................       439,920.8830                5.80

CLASS B
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #974A7
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................       163,716.0860                7.01

CLASS C
Nfsc Febo #OHE-599298
  Elwood F. Ransdell
  771 McCann Rd.
  Greenfield, OH 45123-9530...        12,639.9690               13.60

Nfsc Febo #OHE-586374
  Westminister 1355
  Partnership
  A Partnership
  M. Howard Petricoff
  170 Webster Park
  Columbus, OH 43214-3515.....        14,673.2820               15.79

Nfsc Febo #Bcc-092550
  Ruth D. Lattimer
  Tod Nathan D. Lattimer
  Tod Clayton B. Lattimer
  15170 Shoreline Dr.
  Thornville, OH 43076-8862...         6,834.3110                7.35

                                SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                         OWNED            SHARES OF CLASS OWNED
--------------                  -------------------   -------------------------
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97RF8
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................         7,932.6740                8.54

Raymond James & Assoc. Inc.
  FAO Darvin Sanders &
  Gail Sanders Jt/Wros
  8717 Marjory Dr.
  Mentor, OH 44060-1973.......        13,851.2990               14.90

PaineWebber For The Benefit Of
  Anacleto Galli
  3600 Delamere Ave.
  Columbus, OH 43220-5017.....        13,883.3110               14.94

LIBERTY NEW YORK TAX-EXEMPT FUND

CLASS A
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #971C2
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................     1,102,979.8510               14.58

CLASS B
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #974A6
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................     1,049,808.2670               22.03

CLASS C
Nfsc Febo #C1Q-264326
  Yuval Shenhar
  114 Horatio St. Apt. 801
  New York, NY 10014-1574.....        33,987.2890               12.07

Salomon Smith Barney Inc.
  00173c15050
  333 West 34th St - 3rd Floor
  New York, NY 10001-2483.....        27,173.9130                9.65

PaineWebber For The Benefit Of
  Nancy Panuccio &
  Dominick Panuccio
  Samuel Panuccio Jtwros
  64-65 Wetherole St.
  Rego Park, NY 11374-4043....        20,037.8200                7.12

                                SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                         OWNED            SHARES OF CLASS OWNED
--------------                  -------------------   -------------------------
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97RF6
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................        41,986.6410               14.91

Read & Laniado
  A Partnership
  25 Eagle Street
  Albany, NY 12207-1901.......        14,972.1500                5.32

LPL Financial Services
  A/C 7765-5450
  9785 Towne Centre Dr.
  San Diego, CA 92121-1968....        36,598.6390               13.00

LIBERTY MASSACHUSETTS TAX-EXEMPT FUND

CLASS C
Donald I. Coggins Ttee
  Donald I. Coggins Trust
  U/A Dtd 2-6-82
  207 Bassett Brook Drive
  Easthampton, MA 01027-1092..        23,285.2540                5.52

Eleanor B. Coggins Ttee
  Eleanor B. Coggins Trust
  U/A Dtd 2-6-82
  207 Bassett Brook Drive
  Easthampton, MA 01027-1092..        26,626.4100                6.32

Donaldson Lufkin Jenrette
  Securities Corporation Inc.
  P.O. Box 2052
  Jersey City, NJ
  07303-2052..................        69,532.2380               16.49

Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97RF0
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................        52,619.2770               12.48

Primevest Financial Services
  (FBO) Tell Tool Inc.
  7685208
  400 First Street So. Suite
  300
  P.O. Box 283
  St. Cloud, MN 56302-0283....        36,367.0130                8.63

                                SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                         OWNED            SHARES OF CLASS OWNED
--------------                  -------------------   -------------------------
LIBERTY MUNICIPAL MONEY MARKET FUND

CLASS A
Leo S. Fox &
  Nancy S. Fox Ten Ent
  6 Laguna Ct.
  Palm Coast, FL 32137-2107...       669,347.9200                5.06

Keith J. Kastenmeier &
  Shelly L. Kastenmeier Jtwros
  959 6th Ave. Ne.
  Blaine, MN 55434-2552.......       690,589.3400                5.22

Scott Roberts
  1116 Palomino Rd.
  Cloverdale, CA 95425-4328...       702,294.3300                5.31

Billy Gene Yarbrough &
  Louise Yarbrough Ttees
  Yarbrough Family Trust
  U/A 7/23/92
  97 Dobbins Street
  Vacaville, CA 95688-2759....     2,035,235.0500               15.39

CLASS B
Prudential Securities Inc. FBO
  Mr. Brian J. Downing, Mrs.
  Cheryl Downing Co-Ttees,
  Brian J. Downing &
  Cheryl Downing
  Family Trust Ua Dtd 12/13/94
  Celina, TX 75009............        24,988.8400               11.03

PaineWebber For The Benefit Of
  Sharon K. Kaya Ttee
  Sharon K. Kaya Revocable
  Trust Dtd 8-8-95
  1517 Makiki St. #1702
  Honolulu, HI 96822-4526.....        14,198.8200                6.27

Investors Bank and Trust Co.
  International Data
  Management Corp.
  Johnedward Johnson
  700 North Alabama Street
  #221
  Indianapolis, IN
  46204-1325..................        12,792.6300                5.65

PaineWebber For The Benefit Of
  Alan Heller
  2860 Whispering Oaks
  Buffalo Grove, IL
  60089-6335..................        54,528.1000               24.06

Keith Daly &
  Beverly Daly Jtwros
  1416 Stone Lakes
  Southlake, TX 76092-7012....        21,748.4420                9.60

                                SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                         OWNED            SHARES OF CLASS OWNED
--------------                  -------------------   -------------------------
Donaldson Lufkin Jenrette
  Securities Corporation Inc.
  P.O. Box 2052
  Jersey City, NJ
  07303-2052..................        56,998.5500               25.15

CLASS C
Donaldson Lufkin Jenrette
  Securities Corporation Inc.
  P.O. Box 2052
  Jersey City, NJ
  07303-2052..................        42,126.4000               17.70

PaineWebber For The Benefit Of
  Steven J. Kalscheur
  3234 Valley Spring Road
  Mount Horeb, WI 53572-1236..        33,781.2800               14.19

Jefferson Liu &
  Donna Y. Liu Jtwros
  28761 Appletree
  Mission Viejo, CA
  92692-1089..................        36,675.0400               15.41

Colonial Management Assoc. Inc.
  Attn: Phil Iudice/Controller
  One Financial Center
  11th Floor
  Boston, MA 02111............       110,772.9000               46.53

LIBERTY INTERMEDIATE GOVERNMENT FUND

CLASS B
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97E96
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................     1,092,517.6680                8.14

CLASS C
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97RE2
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................        78,019.6870                8.35

Fiserv Securities, Inc.
  FAO 4691122
  Attn: Mutual Funds Dept.
  One Commerce Square
  2005 Market Street, Suite
  1200
  Philadelphia, PA
  19103-7084..................        49,604.6260                5.31

                                SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                         OWNED            SHARES OF CLASS OWNED
--------------                  -------------------   -------------------------
CLASS Z
Investors Bank & Trust IRA
  Phillip Mark Hawkins
  3250 Thornhill Dr.
  Reno, NV 89509-3059.........         6,340.4960               52.18

Investors Bank & Trust IRA
  Maria Kristina Hawkins
  3250 Thornhill Dr.
  Reno, NV 89509-3059.........         5,612.1530               46.19

LIBERTY CONNECTICUT TAX-EXEMPT FUND

CLASS A
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #977X0
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................     1,578,669.6410               13.46

CLASS B
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97169
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................       901,901.5420               12.51

CLASS C
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97RE8
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................       150,886.4040               16.02

Advest Inc.
  218-05783-18
  90 State House Square
  Hartford, CT 06103-3708.....       133,308.2880               14.16

                                SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                         OWNED            SHARES OF CLASS OWNED
--------------                  -------------------   -------------------------
LIBERTY NEWPORT INTERNATIONAL EQUITY FUND

CLASS B
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97188
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................       248,843.3890                8.56


CLASS Z
Colonial Management Associates
  Attn: Philip J.
  Iudice/Controller
  One Financial Center
  13th Floor
  Boston, MA 02111............            86.5390               80.56

Colonial Management Associates
  Attn: Finance Dept.
  One Financial Center
  Boston, MA 02111-2621.......            14.1790               13.20

Colonial Management Associates
  Attn: Finance Dept.
  One Financial Center
  Boston, MA 02111-2621.......             6.7070                6.24

LIBERTY HIGH YIELD MUNICIPAL FUND

CLASS A
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................       436,799.7000                5.97

CLASS B
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97171
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................       597,623.3690                8.56

                                SHARES BENEFICIALLY   PERCENTAGE OF OUTSTANDING
FUND AND CLASS                         OWNED            SHARES OF CLASS OWNED
--------------                  -------------------   -------------------------
CLASS C
Merrill Lynch Pierce Fenner &
  Smith
  For The Sole Benefit Of
  Its Customers
  Attn: Fund Administration
  #97RE4
  4800 Deer Lake Dr. E. 2nd Fl.
  Jacksonville, FL
  32246-6484..................        80,008.7710               18.14

Donaldson Lufkin Jenrette
  Securities Corporation Inc.
  P.O. Box 2052
  Jersey City, NJ
  07303-2052..................        53,676.8800               12.17

PaineWebber For The Benefit Of
  Sherman H. Norton
  C/O Norton Drilling
  5211 Brownfield Hwy. Ste.
  230
  Lubbock, TX 79407-3550......        46,106.4220               10.45



 * Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act.

                     TWO CONVENIENT WAYS TO VOTE YOUR PROXY

The enclosed proxy statement provides details on important issues affecting your Liberty Funds. The Board of Trustees recommends that you vote for all proposals.


You can vote your proxies over the Internet or by telephone -- it's easy and confidential!


If you are voting by Internet or telephone, you should NOT mail your proxy card.

Vote by Internet:

    - Read the proxy statement and have your proxy card available.


    - Go to www.libertyfunds.com.


    - Click on the proxy link and follow the instructions provided.

Vote by telephone:

    - Read the proxy statement and have your proxy card available.

    - When you are ready to vote, call toll free 877-779-8683.

    - Enter the voter control number located on the upper left corner of your proxy card.


    - Follow the instructions provided to cast your vote. A representative will be available to answer questions regarding the meeting agenda and execution of proxies.



INTERNET AND TELEPHONE VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A
WEEK. If you have any questions or concerns, please call 888-832-5694 from 9:00 a.m. to 11:00 p.m. EDT Monday through Friday, and Saturdays from 12:00 to 6:00 p.m.

                              PLEASE VOTE PROMPTLY
                              ********************


Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint William J. Ballou, Kevin M. Carome, Ellen Harrington, Russell L. Kane, Robert R. Leveille, Joseph R. Palombo and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, September 26, 2001, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

[Liberty Logo] LIBERTY


LIBERTY TAX-MANAGED GROWTH FUND
LIBERTY TAX-MANAGED GROWTH FUND II
THE LIBERTY FUND
LIBERTY GLOBAL YOUNG INVESTOR FUND



THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH ITEM BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGEMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS:

1. Proposal to approve a new investment advisory agreement. (Item
1 of the Notice.)

For               Against                 Abstain

[ ]                 [ ]                      [ ]


2. Proposal to approve a new sub-advisory agreement. (Item 2 of the Notice.)

For               Against                 Abstain

[ ]                 [ ]                      [ ]


MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT     [ ]

PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy.

                                                    Date________________________


___________________________                         ____________________________
Shareholder sign here                               Co-owner sign here

                              PLEASE VOTE PROMPTLY
                              ********************


Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint William J. Ballou, Kevin M. Carome, Ellen Harrington, Russell L. Kane, Robert R. Leveille, Joseph R. Palombo and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, September 26, 2001, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

[Liberty Logo] LIBERTY


LIBERTY MONEY MARKET FUND
LIBERTY MUNICIPAL MONEY MARKET FUND



THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH ITEM BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGEMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEM:

1. Proposal to approve a new portfolio management agreement. (Item 3 of the Notice.)

For               Against                 Abstain

[ ]                 [ ]                      [ ]


MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT     [ ]

PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy.

                                                    Date________________________


___________________________                         ____________________________
Shareholder sign here                               Co-owner sign here

                              PLEASE VOTE PROMPTLY
                              ********************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint William J. Ballou, Kevin M. Carome, Ellen Harrington, Russell L. Kane, Robert R. Leveille, Joseph R. Palombo and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, September 26, 2001, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

[Liberty Logo] LIBERTY

LIBERTY HIGH YIELD SECURITIES FUND
LIBERTY INCOME FUND
LIBERTY STRATEGIC INCOME FUND
LIBERTY TAX-MANAGED VALUE FUND
LIBERTY TAX-MANAGED AGGRESSIVE GROWTH FUND
LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND
LIBERTY INTERMEDIATE GOVERNMENT FUND
LIBERTY NEWPORT GREATER CHINA FUND
LIBERTY SELECT VALUE FUND
LIBERTY NEWPORT INTERNATIONAL EQUITY FUND
LIBERTY NEWPORT GLOBAL EQUITY FUND
LIBERTY FEDERAL SECURITIES FUND
LIBERTY CONTRARIAN SMALL-CAP FUND
LIBERTY CONTRARIAN EQUITY FUND
LIBERTY CONTRARIAN INCOME FUND
LIBERTY CONTRARIAN FUND
LIBERTY HIGH YIELD MUNICIPAL FUND
LIBERTY TAX-EXEMPT FUND
LIBERTY TAX-EXEMPT INSURED FUND
LIBERTY UTILITIES FUND
LIBERTY CALIFORNIA TAX-EXEMPT FUND
LIBERTY CONNECTICUT TAX-EXEMPT FUND
LIBERTY MASSACHUSETTS TAX-EXEMPT FUND
LIBERTY NEW YORK TAX-EXEMPT FUND
LIBERTY OHIO TAX-EXEMPT FUND
LIBERTY SMALL-CAP VALUE FUND
LIBERTY GROWTH & INCOME FUND
LIBERTY NEWPORT ASIA PACIFIC FUND
LIBERTY NEWPORT TIGER FUND
LIBERTY NEWPORT EUROPE FUND
LIBERTY FLOATING RATE ADVANTAGE FUND



THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH ITEM BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGEMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEM:

1. Proposal to approve a new investment advisory agreement. (Item 1 of the Notice.)

For               Against                 Abstain

[ ]                 [ ]                      [ ]

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT     [ ]

PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy.

                                                    Date________________________


___________________________                         ____________________________
Shareholder sign here                               Co-owner sign here